UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:
ANNUAL REPORT

June 30, 2021

Brown Advisory Growth Equity Fund

Brown Advisory Flexible Equity Fund

Brown Advisory Equity Income Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Mid-Cap Growth Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Global Leaders Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Total Return Fund

Brown Advisory Sustainable Bond Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Tax-Exempt Bond Fund

Brown Advisory Tax-Exempt Sustainable Bond Fund

Brown Advisory Mortgage Securities Fund

Brown Advisory – WMC Strategic European Equity Fund

Brown Advisory Emerging Markets Select Fund

Brown Advisory – Beutel Goodman Large-Cap Value Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	4
Brown Advisory Equity Income Fund	8
Brown Advisory Sustainable Growth Fund	12
Brown Advisory Mid-Cap Growth Fund	15
Brown Advisory Small-Cap Growth Fund	19
Brown Advisory Small-Cap Fundamental Value Fund	25
Brown Advisory Global Leaders Fund	29
Brown Advisory Intermediate Income Fund	33
Brown Advisory Total Return Fund	39
Brown Advisory Sustainable Bond Fund	47
Brown Advisory Maryland Bond Fund	54
Brown Advisory Tax-Exempt Bond Fund	58
Brown Advisory Tax-Exempt Sustainable Bond Fund	66
Brown Advisory Mortgage Securities Fund	71
Brown Advisory – WMC Strategic European Equity Fund	82
Brown Advisory Emerging Markets Select Fund	85
Brown Advisory – Beutel Goodman Large-Cap Value Fund	89
Statements of Assets and Liabilities	93
Statements of Operations	98
Statements of Changes in Net Assets	103
Financial Highlights	112
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	135
Additional Information	137

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of June 30, 2021 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2021. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Absolute basis is to express as a fixed amount rather than referring to variable factors.

Absolute performance refers to the percentage rise or fall in the share price of a security over a stated period.

Absolute return refers to the percent amount that an asset rises or declines in value in a given period.

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

American Rescue Plan (ARP) is a $1.9 trillion economic stimulus bill passed by the 117th United States Congress and signed into law by President Joe Biden on March 11, 2021, to speed up the United States’ recovery from the economic and health effects of the COVID-19 pandemic and the ongoing recession.

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them.

Coronavirus Aid, Relief, and Economic Security Act (CARES Act), also known as the CARES Act, is a $2.2 trillion economic stimulus bill passed by the 116th U.S. Congress and signed into law by President Donald Trump on March 27, 2020, in response to the economic fallout of the COVID-19 pandemic in the United States.

Correlation is a statistical measurement of how two securities move in relation to each other.

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality. Credit spreads between U.S. Treasuries and other bond issuances are measured in basis points, with a 1% difference in yield equal to a spread of 100 basis points.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

GLOSSARY OF TERMS

Duration contribution equals the spread duration, or the measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates, of a security or market segment multiplied by the size of the allocation to it.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Environmental, Social and Governance (ESG) is an evaluation of a firm’s collective conscientiousness for social and environmental factors. The criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Free Cash Flow (FCF) Conversion represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet.

Free Cash Flow (FCF) Yield is a financial ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

Global Financial Crisis refers to the financial crisis of 2007-2008, which was a severe worldwide economic crisis. Prior to the COVID-19 recession in 2020, it was considered by many economists to have been the most serious financial crisis since the Great Depression.

Government agency residential mortgage-backed security is an instrument whose principal and interest payments are guaranteed by a government agency such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

Inflation rate refers to the rate of increase in prices over a given period of time. Inflation is typically a broad measure, such as the overall increase in prices or the increase in the cost of living in a country.

Internal rate of return (IRR) is a metric used in financial analysis to estimate the profitability of potential investments. IRR is a discount rate that makes the net present value (NPV) of all cash flows equal to zero in a discounted cash flow analysis.

Mandatory convertible is a bond issued by a company which must be converted into shares to common stock on or before a specific date.

Meme stocks are stocks that see dramatic price increases, mostly fueled by people on social media (primarily Reddit, Twitter and Tik Tok). These stocks rarely have company fundamentals that back the rise in price and are often highly volatile.

Mortgage-backed security (MBS) is an investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.

GLOSSARY OF TERMS

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Net present value (NPV) is the difference between the present value of cash inflows and the present value of cash outflows over a period of time. NPV is used in capital budgeting and investment planning to analyze the profitability of a projected investment or project.

90% active share is an active share that was developed to quantify the degree of active management and measures the fraction of portfolio (based on position weights) that differs from the benchmark index.  A portfolio with an active share of more than 60% is considered actively managed. Therefore, a 90% active share portfolio significantly differs from its index.

Positive Convexity is a measure describing the sensitivity of a bond’s duration to changes in yield where a fall in yields leads to a greater increase in price than price declines due to an increase in yields providing downside protection for investors.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quantitative Easing is an expansionary monetary policy implemented by a central bank aiming to increase the money supply and decrease interest rates by buying bonds in order to inject liquidity into the economy.

Relative performance measures how a stock is performing relative to a specific market or index.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Risk-adjusted return refers to a calculation of the profit or potential profit from an investment that takes into account the degree of risk that must be accepted in order to achieve it. The risk is usually measured in comparison to U.S. Treasuries.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Securitized credit refers to the transformation of illiquid, nonmarketed assets into liquid, marketable assets, or in other words, securities.

GLOSSARY OF TERMS

Sell-side research is investment research issued by an investment bank or brokerage firm that is circulated to the firm’s clients. The ultimate outcome of the research is to provide a report including a set of financial estimates, a price target, and a recommendation of a stock’s expected performance.

Standard deviation is a statistical measure of the extent to which returns of an asset vary from its average.

Sustainable Business Advantage Drivers (SBA Drivers) refers to characteristic determined to help drive material value for customers and meaningful differentiation versus peers, as well as strong ESG risk management.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield concessions is when an investor gives up some yield by buying a lower yielding bond that if one were to invest in a higher yielding bond.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Growth Equity Fund – Investor Shares (the “Fund”) increased 34.98% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 42.50%.

Low interest rates and strong corporate earnings helped to keep equity markets buoyant as investors looked to move beyond the COVID-19 pandemic. As vaccination levels rose in many countries, the path to reopening began. Investors embraced the notion of normalcy throughout global economies, however the spreading delta variant is threatening to stall recovery efforts in several geographies and we believe is likely to delay the all clear signal for some time. Market leadership vacillated between value and growth stocks as investors attempted to handicap the progress of the recovery or lack thereof. While the momentum has slowed in the consumer discretionary and technology stocks that were the biggest COVID-19 beneficiaries, they remained the biggest drivers of benchmark returns over the course the past twelve months. The Fund performed well on an absolute basis, however it trailed the benchmark primarily due to an underweight to the aforementioned COVID-19 trade. The Fund made up some ground relative to the Index in recent months as the momentum bled off some of the mega-cap technology and consumer stocks that had been dominating market returns.

All economic sectors provided a positive contribution to the portfolio. However, as mentioned previously, the consumer discretionary and technology stocks that rode the COVID-19 wave detracted from a relative perspective. There were only three stocks in the portfolio that were down in absolute terms. One of the underperforming stocks was a recent addition to the portfolio, and the other two were eliminated during the period, specifically Illumina and Vontier, which was a spinoff from another holding. The biggest positive contributors to performance were primarily technology companies such as PayPal, Alphabet, and NXP Semiconductors that have participated in the technology rally.

The COVID-19 pandemic provided a temporary accelerant to many stocks associated with digital transformation; however, some business models are likely to be more resilient than others. We believe that digital advertising is likely to be one of them. The secular trend in digital advertising which began many years before COVID-19 and then accelerated during the pandemic, has remained quite strong as evidenced by the recent results of companies like Alphabet and Facebook. For these two companies alone, digital advertising grew more than 30% in the last quarter. While the portfolio has had exposure to this trend for years, we have added additional exposure, with the recent purchase of Pinterest. Pinterest’s revenues of $1.7 billion represent a small fraction of the total addressable market and Pinterest is as close to a pure play in online advertising as one can get. We believe the business model is much earlier in its lifecycle than many of the other players in this industry and we believe a long runway for growth remains.

Sincerely,
Kenneth M. Stuzin, CFA Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	33.6%
Health Care	20.9%
Communication Services	12.2%
Industrials	10.2%
Consumer Discretionary	8.1%
Consumer Staples	7.4%
Materials	3.0%
Real Estate Investment Trusts	3.0%
Money Market Funds	1.5%
Other Assets and Liabilities	0.1%
100.0%
Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	35.14%	23.26%	16.08%
Investor Shares	34.98%	23.08%	15.91%
Advisor Shares	34.63%	22.78%	15.63%
Russell 1000® Growth Index	42.50%	23.66%	17.87%
S&P 500 Index	40.79%	17.65%	14.84%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.69%	0.84%	1.09%
Net Expense Ratio[2]	0.69%	0.84%	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/growth-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 95.4%

Communication Services — 12.2%
64,581	Alphabet, Inc. — Class C*	161,860,652
709,802	Electronic Arts, Inc.	102,090,822
672,066	Match Group, Inc.*	108,370,642
745,387	Pinterest, Inc.*	58,848,304
		431,170,420
Consumer Discretionary — 8.1%
39,138	Amazon.com, Inc.*	134,640,982
997,125	Chewy, Inc.*	79,480,834
194,380	Lululemon Athletica, Inc.*	70,942,868
		285,064,684
Consumer Staples — 7.4%
1,019,376	Brown-Forman Corp.	76,392,038
184,209	Costco Wholesale Corp.	72,885,975
348,793	Estee Lauder Companies, Inc.	110,944,077
		260,222,090
Health Care — 20.9%
222,341	Danaher Corp.	59,667,430
260,864	DexCom, Inc.*	111,388,928
1,023,114	Edwards Lifesciences Corp.*	105,963,917
159,007	Intuitive Surgical, Inc.*	146,229,197
240,057	Thermo Fisher Scientific, Inc.	121,101,555
271,822	Veeva Systems, Inc.*	84,523,051
584,305	Zoetis, Inc.	108,891,080
		737,765,158
Industrials — 10.2%
278,454	Cintas Corp.	106,369,428
372,639	IDEX Corp.	81,999,212
388,292	L3Harris Technologies, Inc.	83,929,316
189,126	Roper Technologies, Inc.	88,927,045
		361,225,001
Information Technology — 33.6%
213,546	Adobe, Inc.*	125,061,079
413,582	Autodesk, Inc.*	120,724,586
281,158	Intuit, Inc.	137,815,217
390,853	MasterCard, Inc.	142,696,522
573,694	Microsoft Corp.	155,413,705
589,167	NXP Semiconductors NV	121,203,435
525,791	PayPal Holdings, Inc.*	153,257,561
186,984	ServiceNow, Inc.*	102,757,057
86,639	Shopify, Inc.*	126,577,846
		1,185,507,008
Materials — 3.0%
392,473	Sherwin-Williams Co.	106,929,269
Total Common Stocks (Cost $1,542,452,725)		3,367,883,630

Real Estate Investment Trusts — 3.0%
335,482	SBA Communications Corp.	106,918,114
Total Real Estate Investment Trusts (Cost $30,948,559)		106,918,114

Short-Term Investments — 1.5%

Money Market Funds — 1.5%
52,998,101	First American Government
	Obligations Fund — Class Z, 0.02%#	52,998,101
Total Short-Term Investments (Cost $52,998,101)		52,998,101
Total Investments — 99.9% (Cost $1,626,399,385)		3,527,799,845
Other Assets in Excess of Liabilities — 0.1%		2,185,023
NET ASSETS — 100.0%		$3,529,984,868

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Flexible Equity Fund – Investor Shares (the “Fund”) increased 45.05% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, increased 40.79%.

The U.S. equity market returns for the 12-month period are, in our opinion, nothing short of impressive against a backdrop of a worldwide pandemic.

Despite tremendous uncertainty due to the unknown nature of the pandemic and a world-wide lockdown, we had confidence in the recovery of the economy and the U.S. equity markets. We are pleased that our process, which is based on bottom-up stock picking focused on investing in well-managed businesses that can weather uncertain economic environment, has helped the Fund outperform its benchmark over the last 12 months, a period that has witnessed extreme macroeconomic volatility.

We do not overly rely on anyone’s ability to predict macroeconomic environment correctly since we consider this exercise as incredibly challenging given the complexities of the global economy and the number of factors that can influence its ultimate outcome. In addition, we believe economic forecasting models are unreliable in predicting turns. This is especially true in the current environment of unprecedented monetary policy, fiscal stimulus and change in the political climate. Given the complexity and uncertainty, we refrain from overlaying a top-down macro view on our strategy. That’s not to say that we ignore every evolving macro condition and its potential impact on individual holdings. With the recent surge in inflationary data, we undertook the exercise of combing through our portfolio to better understand its impact on the various business models. It was imperative given that consumer prices have continued to rise rapidly in the U.S. in recent months, reflecting a surge in demand along with shortages of labor and material with the continued opening of the U.S. economy. Some of the inflation numbers being reported are the highest since 2008 and are running meaningfully above the Federal Reserve’s longer run goal of 2%. The Federal Reserve has continued to downplay inflationary risk and maintained that the current inflation numbers are ‘transitory.’ According to the Fed, the numbers are being impacted due to an easy comparison with 2020 when inflation was particularly weak and also due to temporary disruptions in supply chains, which it expects to adjust in short order.

Stock selection was a more meaningful contributor to the return than our sector allocation relative to the Index. No sector declined during the period and all sectors had double-digit returns. Communications services, financials and health care contributed the most to the portfolio’s return relative to the Index. Communications services and financials both had a higher weighting and a higher return than the Index, while health care had a lower weighting but a higher return.

Compared to the Index, the Fund’s energy and real estate holdings detracted the most from results. While the weightings were similar, the sectors in the portfolio did not increase as much as those in the Index.

The biggest contributors to returns in the 12-month period were Alphabet Inc. CL C, a holding company for Google and Other Bets segments, Facebook, a leader in social media, Apple Inc., a manufacturer of various personal digital, computing and communications devices, Microsoft Corp., a leading technology services and software business and Berkshire Hathaway, Inc., a diversified insurance and industrial company (Warren Buffett’s company). These companies are all long-term holdings and among the largest in the Fund. We continue to like their long-term prospects.

Two holdings detracted from the returns, Kinder Morgan, a pipeline transportation company and Organon, a spin-off from Merck focused on women’s health, biosimilars and established brands. We eliminated both. Despite its low valuation, Kinder Morgan does not provide a compelling investment for us because its growth opportunities appear to be diminished. We sold Organon in favor of adding to our Merck holding. We view Merck as having greater appreciation potential than the Organon businesses.

In total, we added five new investments and eliminated four since our December 31, 2020 Semi- Annual Report to shareholders.

We initiated a position in retailer Bed Bath and Beyond. The company is in the midst of a significant turnaround creating an opportunity to invest in a company with meaningful upside.

We invested in First Citizens BancShares, Inc. and CIT Group. First Citizens BancShares is a hundred plus year-old well-run bank with meaningful insider ownership and a demonstrated record of superior risk management and value creation. With its pending merger with CIT Group, the bank expects to have over $100 billion in assets and we believe should achieve higher earnings power due to cost reduction and balance sheet synergies.

We initiated a position in Pinterest, a pinboard-style photo sharing website. We believe that Pinterest is well positioned to capture a larger share of the growing global digital advertising spend related to e-commerce.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2021

New holding T-Mobile US, Inc. is a well-positioned competitor in wireless services with, what we believe to be a better network than Verizon or AT&T and is poised to gain market share with 5G.

The exercise of combing through the portfolio with the lens of an inflationary risk led us to eliminate Dollar Tree and deploy capital in more promising areas. We believe that the company’s business model of selling items for a dollar or a low price will be challenged to maintain profits in an inflationary environment. We believe Dollar Tree lacks true pricing power due to its business model.

We exited our position in Hain Celestial Group. The company’s CEO has done a terrific job of turning around the business, which has led to meaningful stock price appreciation. However, after having realized the gains, we deployed the capital to more attractive opportunities.

We thank you for trusting us with your investment capital and we reiterate our approach as follows.

The Flexible Equity team searches for investment bargains among long-term, attractive businesses with shareholder-oriented managers—those with productive assets and productive managers. These businesses should have or develop competitive advantages that result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time. In our opinion, bargains in these types of stocks can arise for various reasons but are often due to short-term investor perceptions, temporary business challenges that will improve, company or industry changes for the better, or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry and stretches when the general stock market is unrewarding, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them.

Sincerely,

Maneesh Bajaj, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	27.8%
Financials	16.7%
Communication Services	14.9%
Consumer Discretionary	14.4%
Health Care	9.9%
Industrials	7.1%
Money Market Funds	3.4%
Real Estate Investment Trusts	2.3%
Consumer Staples	2.3%
Energy	1.3%
Other Assets and Liabilities	(0.1)%
100.0%
Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	45.26%	20.88%	15.93%
Investor Shares	45.05%	20.70%	15.75%
Advisor Shares	44.69%	20.40%	15.47%
S&P 500 Index	40.79%	17.65%	14.84%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.57%	0.72%	0.97%
Net Expense Ratio[2]	0.57%	0.72%	0.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/flexible-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 94.4%

Communication Services — 14.9%
5,792	Alphabet, Inc. — Class A*	14,142,848
11,348	Alphabet, Inc. — Class C*	28,441,719
95,977	Facebook, Inc.*	33,372,163
131,623	Pinterest, Inc.*	10,391,636
60,599	T-Mobile US, Inc.*	8,776,553
59,711	Walt Disney Co.*	10,495,402
		105,620,321
Consumer Discretionary — 14.4%
50,259	Alibaba Group Holding, Ltd. ADR*	11,397,736
4,173	Amazon.com, Inc.*	14,355,788
215,226	Bed Bath & Beyond, Inc.*	7,164,873
7,860	Booking Holdings, Inc.*	17,198,387
47,025	Bright Horizons Family Solutions, Inc.*	6,917,848
162,660	CarMax, Inc.*	21,007,539
96,664	Lowe's Companies, Inc.	18,749,916
71,426	TJX Companies, Inc.	4,815,541
		101,607,628
Consumer Staples — 2.3%
85,486	Conagra Brands, Inc.	3,109,981
469,260	Nomad Foods, Ltd.*	13,265,980
		16,375,961
Energy — 1.3%
385,584	Suncor Energy, Inc.	9,242,448

Financials — 16.7%
77,157	Ameriprise Financial, Inc.	19,202,834
474,874	Bank of America Corp.	19,579,055
86,860	Berkshire Hathaway, Inc.*	24,140,131
102,982	Blackstone Group, Inc.	10,003,672
113,473	CIT Group, Inc.	5,854,072
7,173	First Citizens BancShares, Inc.	5,973,244
122,422	JPMorgan Chase & Co.	19,041,518
249,805	KKR & Co., Inc.	14,798,448
		118,592,974
Health Care — 9.9%
49,187	Agilent Technologies, Inc.	7,270,330
35,679	Anthem, Inc.	13,622,242
201,808	Edwards Lifesciences Corp.*	20,901,255
91,066	Merck & Co., Inc.	7,082,203
52,974	UnitedHealth Group, Inc.	21,212,909
		70,088,939
Industrials — 7.1%
60,331	Canadian National Railway Co.	6,366,127
258,385	Carrier Global Corp.	12,557,511
18,954	General Dynamics Corp.	3,568,280
92,642	Otis Worldwide Corp.	7,575,337
128,791	Stericycle, Inc.*	9,214,996
34,908	United Rentals, Inc.*	11,136,001
		50,418,252
Information Technology — 27.8%
34,858	Accenture PLC	10,275,790
60,767	Analog Devices, Inc.	10,461,647
180,256	Apple, Inc.	24,687,862
21,853	Intuit, Inc.	10,711,685
87,883	MasterCard, Inc.	32,085,205
154,197	Microsoft Corp.	41,771,967
67,303	PayPal Holdings, Inc.*	19,617,478
103,200	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	12,400,512
148,381	Visa, Inc.	34,694,445
		196,706,591
Total Common Stocks (Cost $250,234,953)		668,653,114

Real Estate Investment Trusts — 2.3%
35,193	Crown Castle International Corp.	6,866,155
30,249	SBA Communications Corp.	9,640,356
Total Real Estate Investment Trusts (Cost $7,142,842)		16,506,511

Short-Term Investments — 3.4%

Money Market Funds — 3.4%
23,925,248	First American Government
	Obligations Fund — Class Z, 0.02%#	23,925,248
Total Short-Term Investments (Cost $23,925,248)		23,925,248
Total Investments — 100.1% (Cost $281,303,043)		709,084,873
Liabilities in Excess of Other Assets — (0.1)%		(1,036,960)
NET ASSETS — 100.0%		$708,047,913

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Equity Income Fund – Investor  Shares (the “Fund”) increased 31.67% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, increased 40.79%.

The past twelve months was a period of robust performance for the U.S. stock market. Many sectors flourished as economies recovered and reopened for business following the onset of the global COVID-19 pandemic. In the U.S., a brightening economic outlook, increased COVID-19 vaccination rates, falling unemployment rates, and government-backed stimulus programs combined to create a strong demand environment for consumer and business spending alike. As a result, economically sensitive sectors of the market such as financials, energy, industrials and materials were the best performers for the Index during the period.

The financials sector was the primary relative performance driver for the Fund during the past year. The improving macroeconomic environment provided a tailwind for business areas such as credit cards and investment banking for holding JPMorgan Chase and for the advice and wealth management services offered by Ameriprise Financial. Both companies reported strong financial results and their stocks increased accordingly. Among other financial sector holdings, the Fund swapped commercial insurer Cincinnati Financial during the period in favor of a new position in fellow insurer Chubb. In our opinion, Chubb offered an attractive long-term business outlook similar to Cincinnati Financial but at a more reasonable valuation.

The Fund’s holdings in the consumer discretionary sector also added to relative performance, led by a large jump in the stock price of retailer Target. The company thrived during the period and took market share from smaller rivals when the pandemic reduced physical shopping trips in the U.S.

Given the Fund’s generally conservative investment approach, it has historically been a challenge to keep up with the Index when stock prices are advancing rapidly. Indeed, this was the case over the past year in the information technology and health care sectors in particular. While several of the Fund’s holdings in these two sectors performed well on an absolute basis, both areas ultimately detracted from relative performance. The consumer staples sector also detracted from relative performance and was among the lowest-returning areas of the Index during the period. Many companies in the sector were faced with the challenge of growing their sales and earnings against what were exceptionally strong results from a year ago, when consumers were stocking up on essentials in the early days of the pandemic.

The Fund took advantage of the relative stock price weakness in consumer staples and added leading household product companies Clorox and Procter & Gamble during the period. Meanwhile, tobacco companies Altria and Philip Morris International and beverage maker Coca-Cola were eliminated due to their less favorable long-term earnings growth outlooks. There were several changes in the Fund’s industrial holdings during the period as well. Specifically, aerospace and defense companies General Dynamics and Raytheon Technologies were eliminated in favor of new investments in engine and power systems provider Cummins, parcel delivery company United Parcel Service, and defense supplier L3Harris Technologies.

Elsewhere, the Fund added regulated utility company Dominion Energy and eliminated oil sands producer Suncor Energy. A small position in a mandatory convertible preferred security issued by alternative asset manager KKR & Co. was also purchased during the period. And finally, the Fund eliminated Organon, a recent spin-off from pharmaceutical holding Merck. The proceeds from the small Organon stake were re- invested in Merck, which we believe offered a relatively better long-term earnings growth outlook.

The earnings picture for many large, high-quality companies has brightened over the past year as economic conditions in the U.S. and elsewhere have strengthened. The Fund remains committed to our long-term goal of seeking to provide both dividend yield and growth through the selection of a portfolio of investments that focuses on holdings with above-average yields and growth potential at reasonable valuations.

Sincerely,

Brian Graney, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax- exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	21.7%
Financials	18.3%
Health Care	15.9%
Consumer Discretionary	13.7%
Industrials	6.3%
Consumer Staples	6.3%
Real Estate Investment Trusts	4.1%
Materials	4.1%
Money Market Funds	3.4%
Communication Services	2.4%
Energy	2.0%
Utilities	2.0%
Other Assets and Liabilities	(0.2)%
100.0%
			Since Inception
Average Annual Total Return	One Year	Five Year	(12/29/11)
Institutional Shares[1]	31.84%	13.21%	11.99%
Investor Shares	31.67%	13.05%	11.82%
Advisor Shares	31.27%	12.77%	11.54%
S&P 500 Index	40.79%	17.65%	16.08%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.81%	0.96%	1.21%
Net Expense Ratio[2]	0.77%	0.92%	1.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/equity-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 91.1%

Communication Services — 2.4%
38,192	Comcast Corp.	2,177,708

Consumer Discretionary — 13.7%
14,314	Best Buy Co., Inc.	1,645,824
12,783	Hasbro, Inc.	1,208,249
7,282	Home Depot, Inc.	2,322,157
8,032	Lowe’s Companies, Inc.	1,557,967
9,767	McDonald’s Corp.	2,256,079
13,310	Target Corp.	3,217,560
		12,207,836
Consumer Staples — 6.3%
7,892	Clorox Co.	1,419,850
11,200	Procter & Gamble Co.	1,511,216
44,099	Reynolds Consumer Products, Inc.	1,338,404
22,612	Unilever PLC ADR	1,322,802
		5,592,272
Energy — 2.0%
100,000	Kinder Morgan, Inc.	1,823,000

Financials — 17.6%
11,642	Ameriprise Financial, Inc.	2,897,461
55,491	Bank of America Corp.	2,287,894
25,784	Blackstone Group, Inc.	2,504,658
11,392	Chubb Ltd.	1,810,644
7,376	Erie Indemnity Co.	1,426,150
18,252	JPMorgan Chase & Co.	2,838,916
9,392	T. Rowe Price Group, Inc.	1,859,334
		15,625,057
Health Care — 15.0%
12,783	AbbVie, Inc.	1,439,877
11,314	Gilead Sciences, Inc.	779,082
14,205	Johnson & Johnson	2,340,132
16,127	Medtronic PLC	2,001,844
38,296	Merck & Co., Inc.	2,978,280
21,815	Novartis AG ADR	1,990,401
4,376	UnitedHealth Group, Inc.	1,752,325
		13,281,941
Industrials — 6.3%
7,251	Canadian National Railway Co.	765,125
3,560	Cummins, Inc.	867,964
4,297	L3Harris Technologies, Inc.	928,796
7,204	Otis Worldwide Corp.	589,071
11,848	United Parcel Service, Inc.	2,464,029
		5,614,985
Information Technology — 21.7%
5,969	Accenture PLC	1,759,601
6,313	Analog Devices, Inc.	1,086,846
35,582	Apple, Inc.	4,873,311
14,283	Automatic Data Processing, Inc.	2,836,889
58,241	Cisco Systems, Inc.	3,086,773
20,683	Microsoft Corp.	5,603,025
		19,246,445
Materials — 4.1%
20,315	Dow, Inc.	1,285,533
8,017	Linde PLC	2,317,715
		3,603,248
Utilities — 2.0%
23,987	Dominion Energy, Inc.	1,764,724
Total Common Stocks (Cost $39,809,372)		80,937,216

Preferred Stocks — 1.6%

Financials — 0.7%
8,095	KKR & Co., Inc. — Series C, 6.00%	623,801
Health Care — 0.9%
13,814	Becton, Dickinson & Co. Depositary Shares^	739,187
Total Preferred Stocks (Cost $1,122,301)		1,362,988

Real Estate Investment Trusts — 4.1%
8,063	American Tower Corp.	2,178,139
19,737	W.P. Carey, Inc.	1,472,775
Total Real Estate Investment Trusts (Cost $1,962,275)		3,650,914

Short-Term Investments — 3.4%

Money Market Funds — 3.4%
3,023,136	First American Government
	Obligations Fund — Class Z, 0.02%#	3,023,136
Total Short-Term Investments (Cost $3,023,136)		3,023,136
Total Investments — 100.2% (Cost $45,917,084)		88,974,254
Liabilities in Excess of Other Assets — (0.2)%		(147,474)
NET ASSETS — 100.0%		$88,826,780

ADR — American Depositary Receipt
^
Each depositary share represents 1/20th interest in a share of Becton, Dickinson and Co. 6.00% Mandatory Convertible Preferred Stock, Series B. Each outstanding depositary share will automatically convert on June 1, 2023 into a number of shares of common stock. Refer to the company’s filings at sec.gov for additional information.

#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Sustainable Growth Fund – Institutional Shares (the “Fund”) increased 39.42% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 42.50%.

Our 12-month look-back starts in the third quarter of 2020, a quarter marked by volatility with returns for large growth stocks heavily dominated by the “FAANG” stocks, namely Facebook, Amazon, Apple, Netflix and Alphabet. While the portfolio performed well from a bottom-up perspective, our underweight or lack of ownership of some of these names held us back on a relative basis. In the fourth quarter of 2020, strong gains in several of our health care and technology names propelled the portfolio ahead of the benchmark. Market optimism and reopening of the economy drove value and small-cap stocks to new highs in the first quarter of 2021. As such, the strategy slightly underperformed its benchmark with solid performance from technology and consumer discretionary companies unable to offset underperformance from several of our names in industrials and health care, which have historically helped performance over the years. In the second quarter of 2021, the strategy again beat its benchmark. After abandoning high-quality, large-cap growth stocks in the first quarter, investors regained their appetite for some of the “COVID-19 winners” and faded the rotation toward cyclicals. We were pleased to see the market react positively to strong results from many of our companies which helped us achieve both attractive absolute and relative performance in the year-to-date 2021 period.

In the last year we initiated on six names: Cadence Design Systems (CDNS), Chegg (CHGG), Dynatrace (DT), MSCI (MSCI), Nvidia (NVDA), and Square (SQ). All of these trades are, we believe, upgrades to the portfolio with companies that are better positioned to grow sustainably, and/or companies that diversify the portfolio’s exposure to uncorrelated markets. For example, Chegg is our first holding whose core business is to provide educational resources. It is our belief that Chegg’s Sustainable Business Advantage or SBA is that the company helps improve the return on investment of education by helping students learn more, in less time, and at a lower cost – a compelling value proposition whether students are in a four-year college program, or engaged in skills-based learning. And while we believe we have had exposure to the financial sector through various holding such as Verisk Analytics and Visa, MSCI is our first holding that is classified in our benchmark’s financial sector. MSCI is a data analytics provider to the investment industry worldwide. The characteristics of its strong business model include a highly-recurring, scalable subscription revenue model built on the company’s dominant market share in index benchmarking. MSCI is also one of the leading firms driving the adoption of ESG standards worldwide through its ESG research and indexes. We sold out of Aspen Technology, Ball Corporation, Illumina, Nordson, TJX Companies, Vontier, and Tyler Technologies to make room for these new holdings.

We remain fully invested and disciplined in our process of finding investment opportunities at the intersection of strong fundamentals, sustainable business advantages and attractive valuations, as this philosophy has served us well over the past eleven and a half years.

Sincerely,

David Powell, CFA and Karina Funk, CFA
Portfolio Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index (“Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	43.0%
Health Care	23.0%
Consumer Discretionary	14.8%
Industrials	5.2%
Communication Services	4.2%
Real Estate Investment Trusts	3.8%
Financials	2.6%
Materials	1.7%
Money Market Funds	1.4%
Other Assets and Liabilities	0.3%
100.0%
			Since Inception
Average Annual Total Return	One Year	Five Year	(6/29/12)
Institutional Shares	39.42%	24.33%	19.98%
Investor Shares	39.28%	24.14%	19.80%
Advisor Shares	38.92%	23.83%	19.50%
Russell 1000® Growth Index	42.50%	23.66%	19.29%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.71%	0.86%	1.11%
Net Expense Ratio[1]	0.71%	0.86%	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 94.5%

Communication Services — 4.2%
97,850	Alphabet, Inc. — Class A*	238,929,152

Consumer Discretionary — 14.8%
71,546	Amazon.com, Inc.*	246,129,687
971,137	Chegg, Inc.*	80,711,196
602,884	Etsy, Inc.*	124,097,643
384,036	Home Depot, Inc.	122,465,240
1,009,014	NIKE, Inc.	155,882,573
987,971	Starbucks Corp.	110,465,037
		839,751,376
Financials — 2.6%
280,978	MSCI, Inc.	149,783,752

Health Care — 23.0%
232,526	Bio-Rad Laboratories, Inc.*	149,814,177
823,836	Danaher Corp.	221,084,629
1,234,175	Edwards Lifesciences Corp.*	127,823,505
371,410	IDEXX Laboratories, Inc.*	234,563,985
347,210	Thermo Fisher Scientific, Inc.	175,157,029
550,276	UnitedHealth Group, Inc.	220,352,521
475,688	West Pharmaceutical Services, Inc.	170,819,561
		1,299,615,407
Industrials — 5.2%
1,945,430	Fortive Corp.	135,674,288
904,851	Verisk Analytics, Inc.	158,095,567
		293,769,855
Information Technology — 43.0%
279,873	Accenture PLC	82,503,762
360,888	Adobe, Inc.*	211,350,448
792,271	Analog Devices, Inc.	136,397,375
494,512	Autodesk, Inc.*	144,348,053
1,171,046	Cadence Design Systems, Inc.*	160,222,514
3,090,870	Dynatrace, Inc.*	180,568,625
474,712	Intuit, Inc.	232,689,581
3,002,844	Marvell Technology, Inc.	175,155,891
1,005,858	Microsoft Corp.	272,486,932
386,140	Monolithic Power Systems, Inc.	144,203,983
201,366	NVIDIA Corp.	161,112,937
312,244	ServiceNow, Inc.*	171,593,690
563,349	Square, Inc.*	137,344,486
941,677	Visa, Inc.	220,182,916
		2,430,161,193
Materials — 1.7%
474,440	Ecolab, Inc.	97,720,407
Total Common Stocks (Cost $3,223,823,580)		5,349,731,142

Real Estate Investment Trusts — 3.8%
802,793	American Tower Corp.	216,866,501
Total Real Estate Investment Trusts (Cost $157,541,336)		216,866,501

Short-Term Investments — 1.4%

Money Market Funds — 1.4%
76,469,607	First American Government
	Obligations Fund — Class Z, 0.02%#	76,469,607
Total Short-Term Investments (Cost $76,469,607)		76,469,607
Total Investments — 99.7% (Cost $3,457,834,523)		5,643,067,250
Other Assets in Excess of Liabilities — 0.3%		15,154,288
NET ASSETS — 100.0%		$5,658,221,538

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Mid-Cap Growth Fund – Investor Shares (the “Fund”) increased 42.90% in value. During the same period, the Russell Midcap® Growth Index (the “Index”), the Fund’s benchmark, increased 43.77%.

The market snapped back smartly during the year ended June 30, 2021 following the pandemic-driven declines during the first quarter of 2020. Leadership in top market performers shifted from “growth” to “value” and back to “growth” as global COVID-19 case counts ebbed and flowed, effective vaccines were introduced, economies re-opened, and viral variants emerged complicating government responses. Concurrently, the yield on the U.S. 10-year Treasury jumped 80 basis points to 1.45% as investors’ fears faded and potential signs of inflation emerged.

During the full period, despite oscillating leadership in top market performers, value outpaced growth in the mid-cap space (as measured by the Russell Midcap® Value and Midcap® Growth Indexes) and small-caps beat large caps (as measured by the Russell 2000® Growth and 1000 Growth Indexes). Industrials and technology stocks generally drove returns, while consumer staples, financials, and materials equity prices lagged. Given that this Fund typically sports a beta closer to 0.9 than 1.0, we were happy it nearly kept pace with its benchmark in a surging market that seemed to favor, ironically, more cyclical- and momentum-oriented approaches. From a sector perspective, underperformance in the industrials, technology and real estate sectors offset positive selection effects in the communication services, consumer and financials sectors.

Pinterest and Etsy were top contributors to the fund during the period. Both companies benefited from an acceleration in adoption of e-commerce and time spent online in 2020, as well as from an investor rotation into technology and internet stocks. Both also benefited from company-specific initiatives. Pinterest accelerated the monetization of its large and growing user base with platform improvements like auto bidding, video-enabled ads, international expansion, and “shoppable” pins. Etsy continued to improve seller and buyer experiences on its two-sided marketplace by improving search and recommendations and with seller initiatives like free shipping and Etsy ads. Other contributors included semiconductor-maker Marvell Technologies, Charles River Labs (a clinical research organization, or CRO, to biotechnology companies), and salvage-vehicle auctioneer IAA.

ACV Auctions (AVCA) was the largest detractor during the 12-month period. Share-price weakness stemmed from a combination of concerns over used car prices peaking, competitor KAR growing its competing offering faster than ACV Auctions, and what appears to be selling pressure after a partial lock-up expired following the stock’s 30% post-IPO run. The company continues to track ahead of our forecasts and we remain excited about its long-term prospects. Neurocrine Biosciences also crimped returns during the period. Revenue growth of the pharmaceutical company’s marketed drug, INGREZZA, as well as its pipeline experienced delays due to COVID-19. We exited the position to fund other opportunities. Other detractors included Jack Henry Associates, Ascendis Pharma and DoorDash.

The Fund added 26 new investments during the period, including 14 in technology and communication services, six in the consumer discretionary sector, three in health care, two in industrials, and one in the consumer staples vertical. The Fund exited 30 investments during the period to fund those opportunities. Turnover was mildly above our long-term average due to market volatility and enthusiastic capital market activity.

We remain committed to seeking to achieve a diversified portfolio of high-quality companies that we believe are well positioned to seek to contribute to the Fund’s investment objective. We are grateful for your support and look forward to updating you again.

Sincerely,

George Sakellaris, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell Midcap Growth Index (“Index”) measures the performance of the mid-capitalization growth sector of the U.S. equity market. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	24.9%
Health Care	20.9%
Consumer Discretionary	14.3%
Communication Services	13.9%
Industrials	11.6%
Materials	4.1%
Money Market Funds	3.9%
Consumer Staples	2.5%
Real Estate Investment Trusts	2.1%
Financials	1.7%
Other Assets and Liabilities	0.1%
100.0%
		Since Inception
Average Annual Total Return	One Year	(10/2/17)
Institutional Shares[1]	43.03%	20.52%
Investor Shares	42.90%	20.34%
Russell Midcap Growth Index	43.77%	21.20%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.89%	1.04%
Net Expense Ratio[2]	0.83%	0.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mid-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 93.9%

Communication Services — 13.9%
4,187	Doximity, Inc.*	243,683
21,427	Electronic Arts, Inc.	3,081,845
4,958	IAC/InterActiveCorp*	764,375
21,166	Liberty Broadband Corp.*	3,559,486
28,483	Match Group, Inc.*	4,592,884
98,224	Pinterest, Inc.*	7,754,785
54,961	Vimeo, Inc.*	2,693,089
392,486	Zynga, Inc.*	4,172,127
		26,862,274
Consumer Discretionary — 14.3%
55,833	ACV Auctions, Inc.*	1,431,000
21,427	Bright Horizons Family Solutions, Inc.*	3,152,126
2,265	Chipotle Mexican Grill, Inc.*	3,511,520
14,546	Etsy, Inc.*	2,994,149
5,226	Lululemon Athletica, Inc.*	1,907,333
74,647	National Vision Holdings, Inc.*	3,816,701
15,504	Ross Stores, Inc.	1,922,496
23,623	Shift4 Payments, Inc.*	2,213,948
11,323	Ulta Beauty, Inc.*	3,915,153
8,275	Wayfair, Inc.*	2,612,500
		27,476,926
Consumer Staples — 2.5%
15,417	Brown-Forman Corp.	1,155,350
15,853	Casey’s General Stores, Inc.	3,085,628
21,166	Oatly Group AB ADR*	517,720
		4,758,698
Financials — 1.7%
53,917	KKR & Co., Inc.	3,194,043

Health Care — 20.9%
13,501	Ascendis Pharma A/S ADR*	1,776,057
15,417	Biohaven Pharmaceutical Holding Co., Ltd.*	1,496,682
5,052	Bio-Rad Laboratories, Inc.*	3,254,953
10,191	Blueprint Medicines Corp.*	896,400
34,493	Catalent, Inc.*	3,729,383
10,801	Charles River Laboratories International, Inc.*	3,995,506
4,442	DexCom, Inc.*	1,896,734
58,185	Edwards Lifesciences Corp.*	6,026,221
23,257	HealthEquity, Inc.*	1,871,723
18,466	Inari Medical, Inc.*	1,722,508
44,819	LifeStance Health Group, Inc.*	1,248,657
39,232	Oak Street Health, Inc.*	2,297,819
14,459	Teleflex, Inc.	5,809,482
13,859	Veeva Systems, Inc.*	4,309,456
		40,331,581
Industrials — 11.6%
4,442	Cintas Corp.	1,696,844
10,278	Equifax, Inc.	2,461,684
107,921	IAA, Inc.*	5,886,010
9,059	IDEX Corp.	1,993,433
10,452	SiteOne Landscape Supply, Inc.*	1,769,106
18,814	Verisk Analytics, Inc.	3,287,182
43,290	Waste Connections, Inc.	5,170,125
		22,264,384
Information Technology — 24.9%
11,193	Autodesk, Inc.*	3,267,237
17,074	Confluent, Inc.*	811,015
89,968	Dynatrace, Inc.*	5,255,930
7,926	Fair Isaac Corp.*	3,984,241
86,406	Genpact, Ltd.	3,925,425
80,309	GoDaddy, Inc.*	6,983,670
15,679	Guidewire Software, Inc.*	1,767,337
8,188	Jack Henry & Associates, Inc.	1,338,820
9,017	KLA Corp.	2,923,402
108,966	Marvell Technology, Inc.	6,355,986
14,808	NXP Semiconductors NV	3,046,302
56,419	SentinelOne, Inc.*	2,397,808
15,504	WEX, Inc.*	3,006,226
26,479	Workiva, Inc.*	2,947,907
		48,011,306
Materials — 4.1%
56,356	Ball Corp.	4,565,963
31,618	FMC Corp.	3,421,068
		7,987,031
Total Common Stocks (Cost $122,787,341)		180,886,243

Real Estate Investment Trusts — 2.1%
12,630	SBA Communications Corp.	4,025,181
Total Real Estate Investment Trusts (Cost $2,963,073)		4,025,181

Short-Term Investments — 3.9%

Money Market Funds — 3.9%
7,408,454	First American Government
	Obligations Fund — Class Z, 0.02%#	7,408,454
Total Short-Term Investments (Cost $7,408,454)		7,408,454
Total Investments — 99.9% (Cost $133,158,868)		192,319,878
Other Assets in Excess of Liabilities — 0.1%		242,011
NET ASSETS — 100.0%		$192,561,889

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Small-Cap Growth Fund – Institutional Shares (the “Fund”) increased 43.31% in value. During the same period, the Russell 2000® Growth Index (the “Index”), the Fund’s benchmark, increased 51.36%.

Stylistically, the portfolio netted strong results for the parts of the period when “quality” mattered but faced headwinds when low-quality market leadership dominated. Overall, we were pleased with the portfolio’s gains given the relative risk assumed to produce the appreciation. More importantly progress remained sound as well as our team’s productivity, as measured by pipeline build and due diligence. We believe both are foundational to producing sound risk-adjusted returns over the long-term.

The investment environment over the last 12 months was, in our opinion, extraordinary—you almost cannot make up the macroeconomic twists and turns and their impact on public equity markets. While we were fascinated by the “risk-on, risk-off” dynamics, meme stock performance, retail fund flows, the explosion of the Federal Reserve’s balance sheet, the erratic movement of the 10-year treasury yield, and the eye popping headline (and underlying) inflation data being witnessed, we strived to remain wholly focused on our core objective. We believe finding, evaluating, and owning, at the right price, 3G (durable growth, sound governance and scalable go- to-market strategies) businesses over a multi-year time frame can make the difficult journey from small- to mid- to large-cap status.

This investment process has yielded a portfolio with low- to mid-90% active share, a beta below 1, a standard deviation less than the benchmark, and generally solid capital conservation. While we believe our attention to valuation and portfolio diversification aids in producing these characteristics, the lion’s share is likely due to the higher-than-average quality of our individual portfolio holdings. Business attributes such as a strong and diverse board of directors, capable and shareholder-friendly management teams, well above-average gross margins, strong prospective returns on investor capital, low capital intensity and responsibly constructed balance sheets are all things we seek out, positively skewing the “quality” of our portfolio compared to the average small- cap company. Thus, while we expect our bottom-up stock selection to drive returns over time, our “quality” bias remains relevant to relative short-term investment results.

Diving one level down on performance, there were two sectors that detracted from overall relative gains and one sector that was demonstratively positive. Health care was highly additive to results driven by solid, bottom-up security selection. Industrials and information technology produced attractive absolute gains, but a relative lack of cyclicality and momentum, respectively, did not enable these areas to keep up with their benchmark constituents.

During the past year, there were a few contributors and detractors of note. On the positive side of the ledger, we had two health care and one technology holding stand out. Charles River Laboratories, Inc. (CRL) was the top contributor for the period. CRL is an early-stage contract research organization (CRO), which provides essential products and services to help pharmaceutical and biotechnology companies, government agencies and academic institutions. Charles River Laboratories continues to execute at a high level as the leading pre-clinical CRO, supporting hundreds of well-funded biotechnology assets. Strategic M&A in the high growth areas of cell and gene therapy continued this quarter and investors continued to gain confidence in the durability of CRL’s growth profile. Workiva, Inc. (WK) was the second top contributor for the period. Workiva engages in the provision of cloud-based compliance and regulatory reporting solutions that are designed to solve business challenges at the intersection of data, process and people. Workiva reported accelerating bookings on broad-based demand. The company also announced an ESG-specific reporting product that expands the company’s addressable market opportunity markedly. Numerous growth drivers appear intact over the next few years, providing comfort with the holding despite meaningful multiple expansion since acquiring the position. The third largest contributor for the period was Establishment Labs Holdings, Inc. (ESTA). Establishment Labs Holdings is a technology company which engages in the design, development, manufacture and marketing of silicone breast implants. Establishment Labs Holdings continues to garner more investor attention following several new and novel product announcements that dramatically expand its total addressable market. The management team executed well during the pandemic and appears set up well as global economies re-open.

Interestingly, the stocks on the negative side of the ledger matched our contributors with two health care and one technology holding. Neurocrine Biosciences, Inc. (NBIX) was the largest detractor during the period. Neurocrine is a neuroscience-focused, biopharmaceutical company. It discovers, develops and intends to commercialize drugs for the treatment of neurological and endocrine- related diseases and disorders. Neurocrine has under-performed over the last year because sales of Ingrezza, the company’s multi-billion-dollar drug for tardive dyskinesia (TD), have grown at a slower rate than expected. Some investors

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2021

question whether this is due to saturation of the TD market, but we believe that there is a still plenty more room for penetration in the TD market, and that a majority of TD patients still go undiagnosed. We subscribe to the view that Ingrezza sales have disappointed due to the disruption of in-person psychiatry visits due to COVID-19. TD involves persistent involuntary movements and tics which are less easily diagnosed virtually, so we expect that with a return to in-person psychiatry visits we’ll see a re-acceleration in Ingrezza sales, and a recovery in the Neurocrine share price. The second largest detractor during the period was ON24, Inc. (ONTF). ON24 provides webcasting and video communications solutions. ON24 was a recent IPO, going public in February of 2020. We have sat tight with our initial position, which is relatively small. The stock has underperformed since its initial pop post-offering as investors question the long-term competitive landscape. We remain relatively constructive on the company’s ability to navigate the difficult comparisons presented by the boom in demand from COVID-19. FibroGen, Inc. (FGEN) was the third largest detractor during the period. FibroGen is a biopharmaceutical company, which engages in the discovery, development, and commercialization of novel therapeutics. FibroGen declined in the fourth quarter of 2020 due to the FDA’s decision to extend the review period for the company’s lead asset, Roxadustat, in order to fulfill a request for additional analyses. The position was eliminated.

The volatility and market leadership changes during the period made it an active one for the portfolio. The Fund made 28 new investments over the course of the year, which was driven primarily by the dramatic changes in valuations that necessitated nearly 19 eliminations. Notable additions include: Agilon Health, Inc. and AZEK Company, Inc.

Agilon Health, Inc. (AGL), which was purchased in April 2021, engages in providing necessary capabilities, capital and business model for existing physician groups to create a Medicare-centric, globally capitated line of business. Agilon Health partners with primary care groups enabling them to practice medicine more fully, having greater influence on downstream costs and share in created savings. The model empowers doctors through capital, resources and collaboration to have immediate impact while practicing more complete, tailored primary care. The company came public in mid-April 2021 also to meaningful investor interest. We received an out-sized allocation of the deal.

AZEK Company, Inc. (AZEK), purchased at the beginning of 2021, is a manufacturer of premium building products that replace traditional materials and provide value through lower maintenance, refined aesthetics and reduced total cost. AZEK is a leading manufacturer of low-maintenance and environmentally sustainable building products, best known for its residential decking brand TimberTech. AZEK operates in an attractive composite decking space that offers a combination of secular growth, less cyclicality given decking replacement demand and margin enhancement opportunities.

We remain confident that following an investment philosophy and process can yield favorable risk-adjusted returns in the U.S. small-cap market over time. We are confident that the foundation of our efforts and our team, remains solid. With the recent robust initial public offering environment, we believe the population of small- to mid-capitalization securities is more robust today than it has been in years. We are optimistic that we can continue to find business franchises that fit our underlying “3G” (durable growth, sound governance and scalable go-to-market) investment filter that we believe can tilt the odds of success in our favor over time. Our challenge is that we inhabit a complex macroeconomic and equity market environment of which one of the byproducts is elevated valuations within the small-cap growth space in general. To cope with these higher prices, we intend to continue to drive our investment pipeline so that we can take advantage of idiosyncratic or market dislocations to add long-term value to shareholders. Our mantra remains the same: you cannot predict volatility, but you can attempt to prepare for it.

We move into the back half of calendar year 2021 with the belief that we are well prepared and optimistic that our philosophy and process can yield attractive risk-adjusted returns to our investors in the future.

Sincerely,

Chris Berrier
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	26.5%
Health Care	24.9%
Consumer Discretionary	12.7%
Industrials	12.1%
Communication Services	6.8%
Money Market Funds	4.5%
Consumer Staples	3.6%
Materials	2.5%
Financials	2.3%
Real Estate Investment Trusts	2.2%
Energy	0.6%
Private Placements	0.1%
Other Assets and Liabilities	1.2%
100.0%
Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	43.31%	18.13%	14.07%
Investor Shares	43.11%	17.95%	13.91%
Advisor Shares	42.74%	17.65%	13.63%
Russell 2000® Growth Index	51.36%	18.76%	13.52%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.99%	1.14%	1.39%
Net Expense Ratio[1]	0.99%	1.14%	1.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 92.0%

Communication Services — 6.8%
2,918,168	Angi, Inc.*	39,453,631
503,338	Cogent Communications Holdings, Inc.	38,701,659
318,290	Vimeo, Inc.*	15,596,210
7,742,473	Zynga, Inc.*	82,302,488
		176,053,988
Consumer Discretionary — 12.7%
315,061	Bright Horizons Family Solutions, Inc.*	46,348,624
292,485	Chegg, Inc.*	24,308,428
216,169	Choice Hotels International, Inc.	25,693,847
118,490	Churchill Downs, Inc.	23,491,828
1,163,272	Clarus Corp.	29,896,090
741,713	Leslie's, Inc.*	20,389,690
1,026,720	MakeMyTrip, Ltd.*	30,852,936
842,178	National Vision Holdings, Inc.*	43,060,561
673,623	Terminix Global Holdings, Inc.*	32,138,553
164,625	TopBuild Corp.*	32,559,533
514,500	Vroom, Inc.*	21,536,970
		330,277,060
Consumer Staples — 3.6%
231,998	Casey's General Stores, Inc.	45,156,091
593,506	Hain Celestial Group, Inc.*	23,811,461
703,760	Simply Good Foods Co.*	25,694,277
		94,661,829
Energy — 0.6%
426,251	Cactus, Inc.	15,651,937

Financials — 2.3%
116,828	Hamilton Lane, Inc.	10,645,367
664,584	Prosperity Bancshares, Inc.	47,717,131
		58,362,498
Health Care — 24.9%
695,733	Abcam PLC ADR*	13,246,756
142,097	Acceleron Pharma, Inc.*	17,831,753
988,687	agilon health, Inc.*	40,111,032
541,271	Alignment Healthcare, Inc.*	12,649,503
114,653	Ascendis Pharma A/S ADR*	15,082,602
312,018	Biohaven Pharmaceutical Holding Co., Ltd.*	30,290,707
253,605	Blueprint Medicines Corp.*	22,307,096
449,064	Bruker Corp.	34,119,883
454,434	Catalent, Inc.*	49,133,404
224,316	Charles River Laboratories International, Inc.*	82,978,975
331,347	Encompass Health Corp.	25,855,006
526,645	Establishment Labs Holdings, Inc.*	45,997,174
460,179	HealthEquity, Inc.*	37,035,206
158,669	Inari Medical, Inc.*	14,800,644
620,975	LifeStance Health Group, Inc.*	17,300,364
1,069,387	NeoGenomics, Inc.*	48,304,211
248,172	Neurocrine Biosciences, Inc.*	24,152,099
119,591	Nevro Corp.*	19,826,992
396,297	Oak Street Health, Inc.*	23,211,115
124,909	Olink Holding AB ADR*	4,299,368
406,560	OrthoPediatrics Corp.*	25,686,461
467,658	Progyny, Inc.*	27,591,822
466,635	SI-BONE, Inc.*	14,685,003
		646,497,176
Industrials — 12.1%
670,391	AZEK Co., Inc.*	28,464,802
275,738	FTI Consulting, Inc.*	37,668,568
1,125,886	IAA, Inc.*	61,405,822
47,631	IDEX Corp.	10,481,201
206,936	John Bean Technologies Corp.	29,513,212
417,137	Knight-Swift Transportation Holdings, Inc.	18,963,048
168,408	MSA Safety, Inc.	27,884,997
199,957	SiteOne Landscape Supply, Inc.*	33,844,722
58,253	Valmont Industries, Inc.	13,750,621
303,041	Waste Connections, Inc.	36,192,187
117,928	Woodward, Inc.	14,490,993
		312,660,173
Information Technology — 26.5%
405,015	Accolade, Inc.*	21,996,365
264,412	BlackLine, Inc.*	29,421,123
271,012	CMC Materials, Inc.	40,852,349
436,532	Dynatrace, Inc.*	25,502,199
295,425	Entegris, Inc.	36,328,412
343,082	Envestnet, Inc.*	26,026,200
1,727,351	EVO Payments, Inc.*	47,916,717
1,716,780	Genpact, Ltd.	77,993,315
2,781,815	Infinera Corp.*	28,374,513
670,115	Lattice Semiconductor Corp.*	37,647,061
102,579	Littelfuse, Inc.	26,136,103
351,203	ManTech International Corp.	30,393,108
656,787	Mimecast, Ltd.*	34,842,550
285,695	Nuance Communications, Inc.*	15,553,236
211,858	ON24, Inc.*	7,516,722
519,872	Phreesia, Inc.*	31,868,154
532,453	PROS Holdings, Inc.*	24,263,883
433,134	Sumo Logic, Inc.*	8,944,217
116,624	WEX, Inc.*	22,613,394
765,896	Workiva, Inc.*	85,267,202
1,704,415	Zuora, Inc.*	29,401,159
		688,857,982
Materials — 2.5%
453,849	HB Fuller Co.	28,869,335
150,768	Quaker Chemical Corp.	35,760,662
		64,629,997
Total Common Stocks (Cost $1,492,736,800)		2,387,652,640

Private Placements — 0.1%
19,200	Greenspring Global Partners IV-B, L.P.*^†	1,643,157
91,769	Greenspring Global Partners V-B, L.P.*~†	140,293
Total Private Placements (Cost $—)		1,783,450

Real Estate Investment Trusts — 2.2%
1,867,477	DigitalBridge Group, Inc.*	14,753,068
262,106	EastGroup Properties, Inc.	43,103,332
Total Real Estate Investment Trusts (Cost $42,036,044)		57,856,400

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Short-Term Investments — 4.5%

Money Market Funds — 4.5%
116,999,929	First American Government
	Obligations Fund — Class Z, 0.02%#	116,999,929
Total Short-Term Investments (Cost $116,999,929)		116,999,929
Total Investments — 98.8% (Cost $1,651,772,773)		2,564,292,419
Other Assets in Excess of Liabilities — 1.2%		30,843,314
NET ASSETS — 100.0%		$2,595,135,733

*	Non-Income Producing
ADR — American Depositary Receipt
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. As of the date of this report, $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. As of the date of this report, $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Small-Cap Fundamental Value Fund – Investor Shares (the “Fund”) increased 54.74% in value. During the same period, the Russell 2000® Value Index (the “Index”), the Fund’s benchmark, increased 73.28%.

The second half of 2020 represented what we believe to be a more normalized pace of activity. Despite the sharp rebound in share prices that preceded the period, we were able to find businesses with what we believe were attractive cash flow profiles trading at discounted valuations.

For the year ended June 30, 2021, the Fund trailed its benchmark. Consumer discretionary and information technology were the largest detractors to performance overall, while our financials holdings were the biggest positive contributor during the period.

Virtus Investment Partners (VRTS) was the top contributor for the period. Virtus is an asset management company which engages in the provision of investment management and related services to individuals and institutions. Virtus acquired a sizable portion of Allianz Global’s U.S. asset management business. Virtus continues to benefit from a strong equity market as well as the incremental positive impact from the acquisition.

EchoStar Corporation (SATS) was the largest detractor during the period. The company is a leading provider of satellite operations and broadband services in more than 100 countries across the globe. Echostar’s multiple contracted over the last year despite resilient revenue and profit results. We expect continued share repurchase activity, the satisfaction of regulatory requirements to maintain rights to a key portion of the S Band spectrum in Europe, and the approach of the company’s Jupiter 3 satellite launch in 2022 should all drive shareholder value over the coming year.

The Fund made 14 new investments over the course of the year. Notable additions include: ChampionX Corporation, Vista Outdoor and Ingevity Corporation.

ChampionX Corporation (CHX), which was purchased at the end of 2020, is an oilfield services company that was created when Apergy and ChampionX (a former division of Ecolab) combined through a Reverse Morris Trust in June of 2020. The combination of COVID-19 and the ensuing collapse in oil and gas demand during the second quarter made the timing of this transaction rather unfortunate. While both Apergy and ChampionX were strong in their respective market on their own prior to the merger, we believe the newly-formed entity should have increased global scale and structurally higher EBITDA margins given the sizable operating synergies that are expected to be realized over time. Over 80% of ChampionX Corporation’s combined revenue base is tied to production as opposed to drilling, thus making the underlying revenues less cyclical than many other small-cap energy names. The company’s core production chemicals technologies business has 25% global share of a consolidated industry that is consumption based (as opposed to equipment/asset based) and requires little ongoing capital investment. Management expects that total capex for ChampionX Corporation should remain near 2.5% of sales going forward and all free cash flow (FCF) will be targeted towards debt reduction until a leverage ratio of under <1x EBITDA is reached. At the time of our purchase, ChampionX Corp. was trading at 9.3x enterprise value to EBITDA and a 9% FCF yield.

Vista Outdoor (VSTO), purchased in November of 2020, was the second biggest contributor over the past 12 months. Vista Outdoor is a leading manufacturer of ammunition and outdoor recreational products. Over the past two plus years under new management, Vista Outdoor has focused on key strategic initiatives to improve operations and strengthen its balance sheet. We believe that the recent acquisition of Remington’s ammunition business out of bankruptcy will help to accelerate these new initiatives and serve to increase the effective valuation.

Ingevity Corporation (NGVT), purchased in the beginning of the second quarter of 2021, is a specialty chemicals company with industry leading margins, that is trading at a sizable discount to peers for the first time in years. The company has demonstrated strong pricing power historically across all its businesses given its leading market shares and its FCF conversion remains near the top end of the group. We believe that the stock’s recent underperformance provides a compelling opportunity and at the time of our initial purchase Ingevity was trading at less than 9x EBITDA with a 7.5% FCF yield.

The Fund was also active in selling its investments, with 19 eliminations over the course of the year. The majority of exits were in the financial sector and included National General and Waddell Reed, which were sold in cash transactions.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2021

Over the next several months, we expect the economy to continue to open and gain momentum. We intend to be acutely focused on monitoring whether the actual results can match the high expectations that have been set in many small-cap sub-sectors. We believe that our process and philosophy are designed to assemble a portfolio of investments that seeks our investment objective and can deliver attractive performance to our investors.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Financials	26.9%
Industrials	19.7%
Consumer Discretionary	12.6%
Information Technology	8.6%
Real Estate Investment Trusts	7.5%
Materials	5.3%
Energy	4.8%
Consumer Staples	3.8%
Communication Services	3.7%
Utilities	2.8%
Money Market Funds	2.1%
Health Care	1.7%
Other Assets and Liabilities	0.5%
100.0%
Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	54.97%	10.52%	10.40%
Investor Shares	54.74%	10.35%	10.23%
Advisor Shares[2]	54.37%	10.08%	9.96%
Russell 2000® Value Index	73.28%	13.62%	10.85%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[3]	1.24%	1.39%	1.64%
Net Expense Ratio[3]	1.24%	1.39%	1.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-fundamental-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	Performance information for Advisor Shares, prior to commencement on July 28, 2011, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.
[3]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 89.9%

Communication Services — 3.7%
310,625	Nexstar Media Group, Inc.	45,935,225

Consumer Discretionary — 12.6%
766,317	Core-Mark Holding Co., Inc.	34,491,928
316,805	Culp, Inc.	5,163,922
462,523	Denny’s Corp.*	7,627,004
97,904	Helen of Troy Ltd.*	22,333,860
547,741	La-Z-Boy, Inc.	20,288,327
142,465	Monarch Casino & Resort, Inc.*	9,426,909
145,067	Murphy USA, Inc.	19,347,586
832,020	Vista Outdoor, Inc.*	38,505,886
		157,185,422
Consumer Staples — 3.8%
956,921	Sprouts Farmers Market, Inc.*	23,779,487
535,707	TreeHouse Foods, Inc.*	23,849,676
		47,629,163
Energy — 4.8%
1,705,674	ChampionX Corp.*	43,750,538
349,010	Natural Gas Services Group, Inc.*	3,587,823
144,416	REX American Resources Corp.*	13,023,435
		60,361,796
Financials — 26.9%
116,119	Alerus Financial Corp.	3,368,612
167,510	Assurant, Inc.	26,161,712
491,796	Bancorp, Inc.*	11,316,226
1,577,521	Eastern Bankshares, Inc.	32,449,607
161,330	Hanover Insurance Group, Inc.	21,882,801
270,943	Kemper Corp.	20,022,688
1,779,183	MGIC Investment Corp.	24,196,889
827,467	Pacific Premier Bancorp, Inc.	34,993,580
332,418	Peapack Gladstone Financial Corp.	10,328,227
174,666	Primerica, Inc.	26,748,351
292,411	Renasant Corp.	11,696,440
644,995	TriState Capital Holdings, Inc.*	13,151,448
440,405	UMB Financial Corp.	40,984,089
952,367	Veritex Holdings, Inc.	33,723,316
88,151	Virtus Investment Partners, Inc.	24,485,703
		335,509,689
Health Care — 1.7%
513,374	Owens & Minor, Inc.	21,731,121

Industrials — 19.7%
243,296	Albany International Corp.	21,716,601
242,645	American Woodmark Corp.*	19,821,670
308,999	Comfort Systems USA, Inc.	24,346,031
205,891	CRA International, Inc.	17,624,270
215,323	Curtiss-Wright Corp.	25,571,759
575,388	Federal Signal Corp.	23,147,859
120,022	Kadant, Inc.	21,134,674
316,480	McGrath RentCorp	25,815,274
1,188,833	Mueller Water Products, Inc.	17,142,972
201,337	Simpson Manufacturing Co., Inc.	22,235,658
435,526	SPX Corp.*	26,601,928
		245,158,696
Information Technology — 8.6%
177,593	CMC Materials, Inc.	26,770,369
418,549	CTS Corp.	15,553,281
821,612	EchoStar Corp.*	19,956,955
416,010	Onto Innovation, Inc.*	30,385,370
119,696	PC Connection, Inc.	5,538,334
192,230	Vectrus, Inc.*	9,148,226
		107,352,535
Materials — 5.3%
265,414	Eagle Materials, Inc.	37,717,983
345,883	Ingevity Corp.*	28,141,041
		65,859,024
Utilities — 2.8%
520,419	Portland General Electric Co.	23,980,908
1,031,081	Star Group L.P.	11,548,107
		35,529,015
Total Common Stocks (Cost $718,029,499)		1,122,251,686

Real Estate Investment Trusts — 7.5%
49,765	CTO Realty Growth, Inc.	2,663,423
127,177	EastGroup Properties, Inc.	20,914,257
1,055,150	Essential Properties Realty Trust, Inc.	28,531,256
472,606	Getty Realty Corp.	14,721,677
2,281,713	Ladder Capital Corp.	26,330,968
Total Real Estate Investment Trusts (Cost $64,748,220)		93,161,581

Short-Term Investments — 2.1%

Money Market Funds — 2.1%
26,580,611	First American Government
	Obligations Fund — Class Z, 0.03%#	26,580,611
Total Short-Term Investments (Cost $26,580,611)		26,580,611
Total Investments — 99.5% (Cost $809,358,330)		1,241,993,878
Other Assets in Excess of Liabilities — 0.5%		5,629,601
NET ASSETS — 100.0%		$1,247,623,479

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Global Leaders Fund – Investor Shares (the “Fund”) increased 37.91% in value. During the same period, the FTSE All-World Index (the “Index”), the Fund’s benchmark, increased 39.18%.

The Fund returned an annualized 14.67% since inception compared to 11.17% for the Index.

The Fund is focused on delivering long-term performance by investing in equity securities of companies that we believe are leaders within their industry or country, as demonstrated by an ability to deliver high relative return on invested capital over time. We are bottom-up investors and invest in securities based on fundamentals rather than geographic or macroeconomic factors. We believe patience and a long-time horizon are underrated virtues in investing, and we remain disciplined on both. We continue to believe that overpaying for good businesses is an ever-present risk for quality- focused investors and we do our best to avoid this mistake too.

For the year ended June 30, 2021, the biggest contributing sector to relative performance was information technology. Financials was the worst performing sector mainly due to a rally in interest rate sensitive financials which are not the core focus of the Fund’s financials exposure. Not having any exposure to energy, utilities or real estate benefited the performance during the reporting period. The reporting period was marked by significant global advancements in the fight against the global COVID-19 pandemic. Progress was made on testing, vaccine development, implementation of vaccination programs and the re-opening of global economies, particularly in developed markets. The result was a strong rally for market segments that have suffered from a prolonged lockdown and manifested itself in a rotation from growth and quality into more value-oriented stocks for the rest of the reporting period. While this was a challenging environment for the quality focused Fund, its valuation discipline and global diversification helped it to keep up with the Index. This was particularly notable in the 6-month period from October 30, 2020 to April 30, 2021 after Pfizer, Moderna and AstraZeneca received approval for their COVID-19 vaccines.

From an individual stock perspective, the best performers were information technology stocks, Taiwan Semiconductor Manufacturing Company (TSMC), Alphabet and Microsoft, followed by Charles Schwab. As mentioned in our semi-annual report we believe TSMC has been taking the lead as the most advanced semiconductor manufacturer with main competitor Intel delaying production and falling behind TSMC. Charles Schwab’s share price more than doubled during the last year. This was driven by the expectation for higher medium-to-long-term interest rates moving net interest income and net interest margins up. More near term, the company’s financials benefited from a successful integration of TD Ameritrade and surging retail trading activity, particularly in the beginning of 2021. Deutsche Bourse detracted the most, due in our opinion to concerns around the impact that low volatility would have on equity index volumes at Eurex. We conducted a drawdown review and added to the position based on strong structural growth drivers and an attractive internal rate of return (IRR).

During the past year we have invested in two new companies, Adobe and Fair Isaac Corporation, while the position in Aspen Technology was sold. Fair Isaac is the creator of the FICO score, a single published score for consumer creditworthiness used in over 90% of U.S. consumer lending decisions. The company has a strong Sustainable Advantage Driver as it enables financial inclusion opportunities for consumers and financial institutions to rely on the FICO score to reduce losses and extend credit responsibly. Adobe is the leader in digital content creation, management and delivery, a massive and growing opportunity that presented itself during the quality sell off in February. We sold the position in Aspen Technology as the company had reached our return expectations much faster than expected and we decided to allocate the capital to Adobe and what we believe to be a higher IRR opportunity.

The Global Leaders’ team remains dedicated to executing on our investment process and scouring the globe for high quality companies at attractive prices.

Sincerely,

Mick Dillon, CFA
Portfolio Manager

Bertie Thomson, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The FTSE All-World Index (“Index”) is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	41.0%
Communication Services	13.8%
Financials	13.5%
Industrials	7.7%
Consumer Staples	7.6%
Health Care	6.5%
Materials	4.4%
Consumer Discretionary	4.1%
Money Market Funds	1.2%
Other Assets and Liabilities	0.2%
100.0%
			Since Inception
Average Annual Total Return	One Year	Five Year	(7/1/15)
Institutional Shares[1]	38.17%	18.88%	14.85%
Investor Shares	37.91%	18.70%	14.67%
FTSE All-World Index	39.18%	14.54%	11.17%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.82%	0.97%
Net Expense Ratio[2]	0.82%	0.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/global-leaders-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 31, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 98.6%

China — 6.4%
2,714,901	AIA Group, Ltd.	33,679,918
605,473	Tencent Holdings, Ltd.	45,587,582
		79,267,500
France — 3.4%
303,350	Safran SA	42,099,708

Germany — 5.4%
365,525	CTS Eventim AG & Co. KGaA*	22,833,038
252,833	Deutsche Boerse AG	44,130,955
		66,963,993
India — 2.5%
1,561,537	HDFC Bank, Ltd.	31,539,712

Indonesia — 2.2%
100,249,137	Bank Rakyat Indonesia Persero	27,257,253

Netherlands — 2.6%
324,412	Wolters Kluwer NV	32,607,825

Sweden — 2.4%
576,855	Atlas Copco AB	30,380,906

Switzerland — 5.2%
108,822	Roche Holding AG	41,008,279
78,688	Schindler Holding AG	23,025,363
		64,033,642
Taiwan — 3.9%
402,064	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	48,312,011

United Kingdom — 2.7%
584,486	Unilever PLC	34,153,569

United States — 61.9%

Communication Services — 8.3%
27,392	Alphabet, Inc. — Class C*	68,653,117
244,299	Electronic Arts, Inc.	35,137,525
		103,790,642
Consumer Discretionary — 4.1%
13,083	Booking Holdings, Inc.*	28,626,781
337,950	TJX Companies, Inc.	22,784,589
		51,411,370
Consumer Staples — 4.9%
346,269	Brown-Forman Corp.	25,949,399
109,816	Estee Lauder Companies, Inc.	34,930,273
		60,879,672
Financials — 2.5%
421,121	Charles Schwab Corp.	30,661,820

Health Care — 3.2%
382,759	Edwards Lifesciences Corp.*	39,642,350

Information Technology — 34.5%
49,009	Adobe, Inc.*	28,701,631
114,423	Autodesk, Inc.*	33,400,074
60,816	Fair Isaac Corp.*	30,570,987
82,416	Intuit, Inc.	40,397,850
683,192	Marvell Technology, Inc.	39,850,589
145,067	MasterCard, Inc.	52,962,511
442,862	Microsoft Corp.	119,971,315
358,801	Visa, Inc.	83,894,850
		429,749,807
Materials — 4.4%
101,349	Ecolab, Inc.	20,874,854
126,172	Sherwin-Williams Co.	34,375,561
		55,250,415
Total United States		771,386,076
Total Common Stocks (Cost $843,110,888)		1,228,002,195

Short-Term Investments — 1.2%

Money Market Funds — 1.2%
15,393,557	First American Government
	Obligations Fund — Class Z, 0.02%#	15,393,557
Total Short-Term Investments (Cost $15,393,557)		15,393,557
Total Investments — 99.8% (Cost $858,504,445)		1,243,395,752
Other Assets in Excess of Liabilities — 0.2%		2,333,711
NET ASSETS — 100.0%		$1,245,729,463

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30 2021, the Brown Advisory Intermediate Income Fund – Investor Shares (the “Fund”) increased 1.11% in value. During the same period, the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 0.05%.

The Fund aims to generate performance primarily through a diversified selection of individual securities, supported by a detailed and disciplined research process focused on capital conservation. Duration and sector weightings are determined mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macroeconomic forecast.

The second half of 2020 was marked by an ongoing rally in corporate bonds in response to the continuance of an accommodative Federal Reserve and fiscal measures that were beginning to bring clarity to a post- pandemic economic environment. During this period, the Fund was overweight high-quality corporate bonds with 7 to 10-year maturities that were previously purchased during the apex of the pandemic-induced market volatility. The Fund purchased bond issuers with profiles of industry leading, diversified, and well capitalized organizations that we believe were best equipped to weather the severe economic slowdown that occurred. Additionally, these holdings increased the overall quality of the Fund as well as its liquidity profile. This overweight was the primary reason for the Fund’s outperformance1 during the second half of 2020 (the Fund outperformed its benchmark by 77 basis points in that period, generating a return of 1.67% versus the benchmark’s return of 0.90%.). We believe our investment process led us to the most attractive opportunities present at the time. However, our overall allocation to corporate bonds ultimately proved to be the chief reason for the outperformance.

In addition, during this period the Federal Reserve announced at its annual Jackson Hole conference that it would adopt an “average inflation targeting” regime after previously targeting a 2% inflation rate. In practice, this would imply that the Federal Reserve would tolerate inflation rising above 2% for a period of time to offset earlier periods when it ran below target. In response to this policy shift and the economic benefits of the impeding COVID-19 vaccine, intermediate and longer-term interest rates began to rise on expectations of higher economic growth and a possible pickup in inflation. Given our focus on individual security analysis, the Fund benefited from having an underweight to Treasury securities. The Fund also continued to reap the benefits of an overweight to corporate bonds given the prospects for a brighter economic outlook.

The movement higher in interest rates picked up steam during the first half of 2021 with the 10-year Treasury increasing by approximately 55 basis points from year-end levels in 2020. During this period, the pace of tightening credit spreads slowed but continued to pre-pandemic levels. For this reason, we adopted a more defensive posture via a lower overall duration relative to the Index. Additionally, we liquidated a number of our longer, highest quality corporate bonds that were now potentially exposed to credit spread widening given the magnitude of the prior move. Although interest rates were rising, mortgage originators held mortgage rates steady to slightly higher helping to perpetuate already robust refinance activity. Our emphasis on defensive positioning in regard to principal repayments during a period of robust refinance activity enhanced performance on a relative basis. In short, we held less mortgage pass-through securities in favor of a greater amount of asset-backed and commercial mortgage-backed bonds.

Throughout this period, we maintained our emphasis on corporate bonds and other spread product with the exception of mortgage-backed securities (MBS) because of their cash flow characteristics. Although the Fund reduced its overweight position in corporate bonds during the period, the Fund benefited from a combination of an earlier increase in the overall allocation and strong individual security selection. These factors were additive to performance as our holdings outpaced the Index’s counterparts. Credit spreads ended the period at or through pre-pandemic levels. This highlights the value of having a clearly defined investment thesis for a company underpinned by robust fundamental analysis.

Looking forward, there continues to be uncertainty regarding the persistence of higher inflation. Yet given the robust labor market dynamics, as measured by job openings and the unemployment rate, we believe a defensive posture is still warranted from an interest rate perspective. Moreover, given the aforementioned corporate bond move to richer valuations, we believe a lessened emphasis on corporate bonds is warranted. We will continue to seek to generate attractive income while continuing to focus on downside protection.

Sincerely,

Jason T. Vlosich
Portfolio Manager
______________

1  The Fund’s outperformance during the time period is included in the proceeding Performance Information & Portfolio Holdings Summary section.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	28.0%
U.S. Treasury Notes	26.9%
Mortgage Backed Securities	20.1%
Affiliated Mutual Funds	12.1%
Asset Backed Securities	10.7%
Money Market Funds	1.7%
Other Assets and Liabilities	0.5%
100.0%
Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	1.11%	2.60%	2.52%
Advisor Shares	0.79%	2.34%	2.28%
Bloomberg Barclays Intermediate US Aggregate Bond Index	0.05%	2.53%	2.74%

	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.60%	0.85%
Net Expense Ratio[1]	0.56%	0.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/intermediate-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 28.0%
1,560,000	Alexandria Real Estate Equities, Inc.	3.38%	08/15/2031	1,718,468
1,635,000	American Tower Corp.	3.60%	01/15/2028	1,801,531
1,700,000	BorgWarner, Inc.	2.65%	07/01/2027	1,805,146
875,000	Chevron Corp.	2.00%	05/11/2027	904,176
1,645,000	Citigroup, Inc.	3.20%	10/21/2026	1,784,456
1,820,000	Clorox Co.	1.80%	05/15/2030	1,791,828
830,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	899,110
803,000	Comcast Corp.	3.40%	04/01/2030	887,649
805,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	886,738
1,665,000	Crown Castle International Corp.	3.30%	07/01/2030	1,787,655
805,000	Dollar General Corp.	3.88%	04/15/2027	904,594
1,565,000	Dollar Tree, Inc.	4.20%	05/15/2028	1,787,767
955,000	Ecolab, Inc.	1.30%	01/30/2031	902,326
785,000	Exelon Corp.	4.05%	04/15/2030	895,886
1,645,000	FMC Corp.	3.20%	10/01/2026	1,778,884
845,000	Fortis, Inc.	3.06%	10/04/2026	907,812
865,000	Hasbro, Inc.	3.50%	09/15/2027	943,610
830,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	924,637
810,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	902,225
1,645,000	Keysight Technologies, Inc.	4.60%	04/06/2027	1,914,202
915,000	LYB International Finance III LLC	2.25%	10/01/2030	916,060
790,000	Mastercard, Inc.	3.35%	03/26/2030	890,462
870,000	Morgan Stanley	3.75%	02/25/2023	916,947
1,710,000	NextEra Energy Capital Holdings, Inc.	1.90%	06/15/2028	1,728,095
750,000	Northrop Grumman Corp.	4.40%	05/01/2030	888,694
1,640,000	NXP BV^	3.88%	06/18/2026	1,818,800
1,685,000	Oracle Corp.	2.80%	04/01/2027	1,788,943
1,185,000	Southwest Airlines Co.	5.25%	05/04/2025	1,353,217
1,320,000	SYSCO Corp.	5.95%	04/01/2030	1,696,247
1,815,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	1,803,965
825,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	902,269
1,750,000	Verizon Communications, Inc.	2.10%	03/22/2028	1,788,763
1,700,000	VF Corp.	2.40%	04/23/2025	1,784,427
1,625,000	Wells Fargo & Co.	3.00%	10/23/2026	1,754,878
945,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	1,011,417
865,000	Xylem, Inc.	1.95%	01/30/2028	875,289
Total Corporate Bonds & Notes (Cost $46,555,475)				48,047,173

Mortgage Backed Securities — 20.1%
825,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	1.42%	09/15/2034	825,095
750,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	1.67%	04/15/2036	745,138
485,244	BX Commercial Mortgage Trust, Series 2020-BXLP (1 Month LIBOR USD + 1.25%)^	1.32%	12/15/2036	485,880
500,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	1.37%	11/15/2032	500,947
750,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.50%	05/15/2036	753,689
1,000,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.67%	05/15/2036	1,003,192
500,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	505,003
441	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	457
95,887	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	1.89%	05/01/2033	95,821
172,755	FHLMC REMIC, Series 4665 KA	4.00%	12/15/2042	173,885
170,163	FHLMC REMIC, Series 4740 KB	3.50%	02/15/2043	170,754
165,768	FHLMC REMIC, Series 4840 BK	4.50%	09/15/2046	170,815
1,668,107	FHLMC REMIC, Series 5115 KC	1.00%	12/25/2050	1,647,265
1,700,000	FHLMC REMIC, Series 5127 ME	1.00%	07/25/2051	1,686,387
352,196	FHLMC STACR, Series 2014-HQ2 M3 (1 Month LIBOR USD + 3.75%)	3.84%	09/25/2024	360,467
1,627,876	FHLMC UMBS, Pool# QA-2240	2.50%	04/01/2048	1,689,190
1,219,035	FHMS, Series Q-006 APT1#	2.78%	04/25/2028	1,268,999
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 20.1% (Continued)
287,071	FHMS, Series Q-006 APT2#	2.60%	10/25/2028	297,843
341,733	FHMS, Series Q-010 APT1#	2.92%	04/25/2046	344,137
310,644	FHMS, Series Q-007 APT1#	2.99%	10/25/2047	315,733
340,431	FHMS, Series Q-007 APT2#	3.31%	10/25/2047	359,921
869,227	FHMS, Series Q-013 APT1#	1.18%	05/25/2050	875,015
9,683	FNMA, Pool# 628837	6.50%	03/01/2032	10,996
563,930	FNMA, Pool# MA2998	3.50%	04/01/2032	608,469
46,556	FNMA, Pool# 663238	5.50%	09/01/2032	52,036
24,787	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	1.77%	11/01/2033	24,911
10,437	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	2.41%	12/01/2033	10,444
23,934	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	1.77%	02/01/2034	24,078
786,107	FNMA, Pool# AS7789	3.00%	08/01/2036	827,689
1,290,081	FNMA, Pool# MA2804	3.00%	11/01/2036	1,358,368
535,297	FNMA, Pool# MA2897	3.00%	02/01/2037	563,643
755,226	FNMA, Pool# BM1370	3.00%	04/01/2037	790,974
95,728	FNMA, Pool# BN0202	5.50%	09/01/2048	107,401
113,032	FNMA REMIC Trust, Series 2016-M5 (1 Month LIBOR USD + 0.72%)	0.82%	04/25/2023	113,288
395,751	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	16,096
372,217	FNMA REMIC Trust, Series 2020-6 GL	3.00%	04/25/2043	378,003
385,114	FNMA REMIC Trust, Series 2017-44 BA	3.50%	01/25/2044	389,360
829,395	FNMA REMIC Trust, Series 2020-10 Q	3.00%	03/25/2050	864,167
1,150,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.70%	10/25/2039	1,210,476
750,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.16%	05/25/2052	830,602
500,000	FREMF Mortgage Trust, Series 2020-K737 B#^	3.41%	01/25/2053	534,903
14,156	GNMA, Pool# 781186X	9.00%	06/15/2030	14,326
3,462,886	GNMA REMIC Trust, Series 2021-093 PC	1.00%	09/20/2050	3,411,756
2,469,983	GNMA REMIC Trust, Series 2021-091 BC	1.00%	05/20/2051	2,447,362
2,685,587	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	2,602,777
700,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	1.67%	09/17/2029	700,363
500,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	1.12%	05/15/2036	500,669
500,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	511,220
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	0.77%	11/15/2034	900,683
400,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	2.80%	12/15/2036	401,730
Total Mortgage Backed Securities (Cost $34,263,251)				34,482,423

Asset Backed Securities — 10.7%
510,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	555,044
900,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	901,420
218,243	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	220,064
238,265	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	238,262
279,239	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	281,122
61,471	FREED ABS Trust, Series 2020-2CP A^	4.52%	06/18/2027	61,781
590,000	GTP Acquisition Partners I LLC, Series 2015-1-2^	3.48%	06/15/2050	627,706
1,575,000	HPEFS Equipment Trust, Series 2021-2A B^	0.61%	09/20/2028	1,573,691
700,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	715,099
500,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	510,988
1,300,000	HPEFS Equipment Trust, Series 2021-1A A2^	0.27%	03/20/2031	1,300,413
499,916	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.53%	12/19/2036	501,451
734,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	1.33%	03/19/2037	736,426
499,818	Invitation Homes Trust, Series 2018-SFRI D (1 Month LIBOR USD + 1.45%)^	1.53%	03/19/2037	501,433
602,572	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	615,946
616,560	Nationstar HECM Loan Trust, Series 2020-1 A#^	1.27%	09/25/2030	618,719
420,956	NYCTL Trust, Series 2019-A A^	2.19%	11/10/2032	421,930
400,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	400,296
145,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	145,490
1,150,000	PFS Financing Corp., Series 2020-F A^	0.93%	08/15/2024	1,155,873
998,288	Progress Residential Trust, Series 2018-SFR3 A^	3.88%	10/18/2035	1,009,559
374,630	Progress Residential Trust, Series 2019-SFR1 A^	3.42%	03/19/2036	380,705

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 10.7% (Continued)
600,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	615,116
274,000	SBA Tower Trust, Series 2020-1-2^	2.33%	01/15/2028	284,653
300,000	SBA Tower Trust, Series 2020-1-2^	1.88%	07/15/2050	304,306
850,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	855,376
750,000	Tesla Auto Lease Trust, Series 2020-A A3^	0.68%	12/20/2023	753,396
445,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	445,790
1,125,000	Vantage Data Centers LLC, Series 2020-1A A2^	1.65%	09/15/2045	1,130,051
500,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	514,869
Total Asset Backed Securities (Cost $18,284,765)				18,376,975

U.S. Treasury Notes — 26.9%
2,000,000	United States Treasury Note	2.63%	12/15/2021	2,023,405
10,000,000	United States Treasury Note	0.38%	03/31/2022	10,021,469
10,000,000	United States Treasury Note	1.63%	08/15/2022	10,171,680
6,775,000	United States Treasury Note	2.25%	03/31/2026	7,224,902
6,395,000	United States Treasury Note	2.88%	05/15/2028	7,110,191
9,920,000	United States Treasury Note	0.88%	11/15/2030	9,442,600
Total U.S. Treasury Notes (Cost $45,585,422)				45,994,247

Shares
Affiliated Mutual Funds (Note 3) — 12.1%
1,968,305	Brown Advisory Mortgage Securities Fund — Institutional Shares			20,785,301
Total Affiliated Mutual Funds (Cost $20,242,902)				20,785,301

Short-Term Investments — 1.7%

Money Market Funds — 1.7%
2,852,409	First American Government Obligations Fund — Class Z, 0.02%*			2,852,409
Total Short-Term Investments (Cost $2,852,409)				2,852,409
Total Investments — 99.5% (Cost $167,784,224)				170,538,528
Other Assets in Excess of Liabilities — 0.5%				897,153
NET ASSETS — 100.0%				$171,435,681

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Total Return Fund – Institutional Shares (the “Fund”) increased 3.10% in value. During the same period, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark, declined 0.33%.

This past year was marked by big events, and these came to dominate results in the fixed income markets. As such, most of the performance of this period was a result of top-down decisions, which normally is not our focus. The Fund generally seeks to provide a competitive total return with preservation of principal through individual security analysis. Top-down positioning, such as interest rate and sector weightings, are set mainly by a combination of risk management and the supply of bottom-up ideas that our analysts provide.

The summer of 2020 saw a massive rally in credit securities, as markets gained confidence that companies, with help from policy makers, would be able to see through the COVID-19 pandemic. In March and April of 2020, the Fund added meaningfully to high quality, longer-term corporate bonds. We believed these were the types of companies most equipped to survive a deep recession. This overweight of corporate bonds was the primary reason for outperformance during the second half of 2020 (the Fund outperformed its benchmark by 257 bps in that period), and was a major driver for the whole period. Although our selections were strong, outperforming the benchmark by 313 basis points after adjusting for duration, it was the allocation effect of being overweight that was the bigger driver of results over this period.

Starting in August of 2020, we made a risk management decision to underweight duration and especially underweight the longest part of the yield curve. As the Fed shifted to its average inflation targeting (AIT) regime, we believed it was possible that inflation would pick up as the economy recovered. Under AIT, the Fed would allow inflation to rise before acting, which would typically result in longer-term yields rising more than shorter-term yields. Lastly, given that Treasury yields were so low at the time, around 0.60% for the 10-year, we felt that if there were any rate-related volatility, it would be to the upside. For that reason, we decided an underweight was appropriate. This was something of a benefit in the fourth quarter of 2020, as news of a vaccine against COVID- 19 was announced. Rising rates accelerated in the first quarter of this year, spurred by increased government stimulus and a rapidly recovering economy. These moves were large enough that the Fund’s duration and curve positioning dominated the Fund’s outperformance in the first half of 2021.

Looking forward, we have maintained a defensive position vis-a-vis rates, and removed most of the overweight to corporate bonds we had in 2020. On a contribution-to-duration basis, the Fund’s corporate bond position is now about neutral. While the earnings outlook for companies remains solid, corporate bond spreads are near long-term tights. We believe the combination of good fundamentals and rich valuations make a neutral stance fitting.

In terms of general interest rates, with Treasury rates having climbed into the 1.50% area, rate- related risks are slightly more balanced than they were last summer. However, our core reasons for going defensive remain just as pertinent now. It is likely that inflation will come in two waves: the first is being driven by a burst of post-pandemic demand met by a still healing supply chain. The second will likely be fueled by a tight labor market and resulting wage pressure. As we write this letter, we believe we are living through the first of these phases. The most recent CPI report indicated that year-on-year inflation was 5%, which we believe is almost certainly due to transitory factors that will soon fade. However, it is also the case that the labor market is quite tight, despite unemployment at 5.9%. According to the Bureau of Labor Statistics, job openings are at an all- time high, and openings per unemployed worker are at the same level as in 2018, when unemployment was at 4.1%. So while inflation is highly likely to decelerate from 5%, wage pressure is probably already enough to maintain inflation over 2%. We think this warrants caution on the direction of rates.

We believe the combination of being neutral on credit and defensive on rates should result in the portfolio being less sensitive to big market swings. We expect this will allow our bottom-up decision making to shine through as fixed income volatility returns to more normal levels.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market. The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	38.9%
Mortgage Backed Securities	30.6%
Asset Backed Securities	17.7%
U.S. Treasury Notes	15.9%
Money Market Funds	5.5%
Municipal Bonds	0.4%
U.S. Treasury Bills	0.4%
Other Assets and Liabilities	(9.4)%
100.0%
			Since Inception
Average Annual Total Return	One Year	Five Year	(10/30/14)
Institutional Shares	3.10%	4.01%	3.87%
Investor Shares	3.05%	3.96%	3.82%
Bloomberg Barclays US Aggregate Bond Index	-0.33%	3.03%	3.25%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	0.45%	0.50%
Net Expense Ratio[1]	0.45%	0.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/total-return-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 38.9%
4,540,000	Alexandria Real Estate Equities, Inc.	2.00%	05/18/2032	4,433,610
1,945,000	Allison Transmission, Inc.^	5.88%	06/01/2029	2,133,665
4,145,000	Amphenol Corp.	2.80%	02/15/2030	4,391,167
1,076,000	Aptiv PLC	4.35%	03/15/2029	1,241,064
2,085,000	Beacon Roofing Supply, Inc.^	4.50%	11/15/2026	2,191,147
1,820,000	Booking Holdings, Inc.	4.63%	04/13/2030	2,180,118
1,975,000	Boyd Gaming Corp.^	8.63%	06/01/2025	2,179,649
2,048,000	Brinker International, Inc.^	5.00%	10/01/2024	2,159,360
3,930,000	Broadcom, Inc.	4.15%	11/15/2030	4,416,095
2,165,000	BWX Technologies, Inc.^	4.13%	06/30/2028	2,208,765
4,200,000	Carrier Global Corp.	2.72%	02/15/2030	4,362,458
2,195,000	Carrols Restaurant Group, Inc.^	5.88%	07/01/2029	2,178,537
758,000	CCM Merger, Inc.^	6.38%	05/01/2026	798,940
2,160,000	CCO Holdings LLC	4.50%	05/01/2032	2,245,784
2,205,000	Clearway Energy Operating LLC^	3.75%	02/15/2031	2,196,941
4,070,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	4,408,887
5,313,000	Conservation Fund	3.47%	12/15/2029	5,697,097
2,150,000	Crowdstrike Holdings, Inc.	3.00%	02/15/2029	2,154,730
4,065,000	Crown Castle International Corp.	3.30%	07/01/2030	4,364,456
3,810,000	CVS Health Corp.	4.30%	03/25/2028	4,383,869
2,165,000	Dana, Inc.	4.25%	09/01/2030	2,229,950
3,895,000	Darden Restaurants, Inc.	3.85%	05/01/2027	4,332,625
4,570,000	Enterprise Products Operating LLC (Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	4,487,294
3,500,000	Equinix, Inc.	2.50%	05/15/2031	3,566,802
3,890,000	Exelon Corp.	4.05%	04/15/2030	4,439,487
4,015,000	FMC Corp.	3.20%	10/01/2026	4,341,775
4,045,000	Fortis, Inc.	3.06%	10/04/2026	4,345,678
1,975,000	Graphic Packaging International LLC^	4.75%	07/15/2027	2,140,781
2,975,000	Hasbro, Inc.	3.50%	09/15/2027	3,245,366
1,047,000	Hawaiian Brand Intellectual Property, Ltd.^	5.75%	01/20/2026	1,126,834
2,925,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	3,258,509
3,835,000	Huntsman International LLC	4.50%	05/01/2029	4,369,226
2,190,000	Kaiser Aluminum Corp.^	4.50%	06/01/2031	2,251,145
2,130,000	LBM Acquisition LLC^	6.25%	01/15/2029	2,149,063
3,895,000	Lear Corp.	4.25%	05/15/2029	4,392,654
4,370,000	LYB International Finance III LLC	2.25%	10/01/2030	4,375,061
3,880,000	Marriott International, Inc.	4.65%	12/01/2028	4,439,804
3,819,000	Marvell Technology, Inc.^	4.88%	06/22/2028	4,422,268
2,065,000	Mercer International, Inc.	5.50%	01/15/2026	2,124,358
1,960,000	NextEra Energy Capital Holdings, Inc. (Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	2,205,381
3,937,000	NXP BV^	3.88%	06/18/2026	4,366,229
3,855,000	PVH Corp.	4.63%	07/10/2025	4,306,662
2,080,000	SBA Communications Corp.	3.88%	02/15/2027	2,141,100
1,900,000	Sprint Corp.	7.13%	06/15/2024	2,194,500
3,390,000	SYSCO Corp.	5.95%	04/01/2030	4,356,270
4,440,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	4,413,005
1,800,000	Terminix Co. LLC	7.45%	08/15/2027	2,114,523
3,935,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	4,303,549
3,730,000	Trimble, Inc.	4.90%	06/15/2028	4,382,002
4,165,000	VF Corp.	2.95%	04/23/2030	4,418,033
2,165,000	VOC Escrow, Ltd.^	5.00%	02/15/2028	2,193,145
4,050,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	4,334,645
Total Corporate Bonds & Notes (Cost $164,251,537)				172,094,063

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 30.6%
1,800,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	1.42%	09/15/2034	1,800,207
1,250,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	1.67%	04/15/2036	1,241,897
1,455,733	BX Commercial Mortgage Trust, Series 2020-BXLP (1 Month LIBOR USD + 1.25%)^	1.32%	12/15/2036	1,457,640
940,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	1.37%	11/15/2032	941,780
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	1.32%	12/15/2037	501,659
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	1.52%	12/15/2037	501,539
600,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	1.37%	12/15/2031	600,219
1,250,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.50%	05/15/2036	1,256,148
2,950,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.67%	05/15/2036	2,959,416
4,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	4,040,023
1,049,209	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	1,113,098
875,974	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	24,891
1,608,247	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	193,304
1,815,107	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	184,648
59,897	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	60,008
300,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	304,224
3,800,828	FHMS, Series K-021 X1#~	1.53%	06/25/2022	29,189
10,246,852	FHMS, Series K-C02 X1#~	0.50%	03/25/2024	92,680
4,363,762	FHMS, Series K-038 X1#~	1.26%	03/25/2024	109,820
63,779,976	FHMS, Series K-047 X1#~	0.25%	05/25/2025	336,191
11,299,948	FHMS, Series Q-013 XPT1~	1.66%	05/25/2025	380,020
19,150,000	FHMS, Series K-C06 X1#~	1.03%	06/25/2025	568,923
10,344,297	FHMS, Series K-734 X1#~	0.79%	02/25/2026	267,495
6,631,923	FHMS, Series K-735 X1#~	1.09%	05/25/2026	279,057
8,494,371	FHMS, Series K-736 X1#~	1.44%	07/25/2026	470,623
663,624	FHMS, Series K-058 X1#~	1.05%	08/25/2026	27,963
2,998,661	FHMS, Series K-C04 X1#~	1.40%	12/25/2026	144,268
7,993,270	FHMS, Series Q-013 XPT2~	1.81%	05/25/2027	306,240
1,358,510	FHMS, Series K-W03 X1#~	0.98%	06/25/2027	51,429
7,475,746	FHMS, Series K-C05 X1#~	1.34%	07/25/2027	376,115
6,000,000	FHMS, Series K-739 XAM#~	1.71%	09/25/2027	551,265
16,500,000	FHMS, Series K-740 XAM#~	1.20%	10/25/2027	1,088,116
9,874,968	FHMS, Series K-070 X1#~	0.46%	11/25/2027	198,749
473,412	FHMS, Series Q-006 APT1#	2.78%	04/25/2028	492,815
4,974,822	FHMS, Series K-087 X1#~	0.51%	12/25/2028	130,919
3,990,094	FHMS, Series K-092 X1#~	0.85%	04/25/2029	203,083
5,496,187	FHMS, Series K-G01 X1#~	1.11%	04/25/2029	313,555
3,539,026	FHMS, Series K-094 X1#~	1.02%	06/25/2029	223,239
4,495,231	FHMS, Series K-103 X1#~	0.76%	11/25/2029	219,856
4,800,000	FHMS, Series K-110 XAM#~	1.98%	04/25/2030	723,727
4,750,000	FHMS, Series K-111 XAM#~	1.91%	05/25/2030	693,830
6,238,500	FHMS, Series K-114 XAM#~	1.44%	06/25/2030	692,312
9,300,000	FHMS, Series K-115 XAM#~	1.65%	07/25/2030	1,189,051
4,360,000	FHMS, Series K-G04 A2	1.49%	11/25/2030	4,354,088
341,733	FHMS, Series Q-010 APT1#	2.92%	04/25/2046	344,137
2,663,235	FHMS, Series Q-007 APT2#	3.31%	10/25/2047	2,815,709
1,303,840	FHMS, Series Q-013 APT1#	1.16%	05/25/2050	1,312,523
700,004	FNMA, Pool# MA2897	3.00%	02/01/2037	737,072
258,741	FNMA, Pool# 467095	5.90%	01/01/2041	307,187
170,926	FNMA, Pool# 469130	4.87%	10/01/2041	196,707
193,099	FNMA, Pool# BH7686	4.50%	12/01/2047	209,690
133,592	FNMA, Pool# BK5105	5.50%	05/01/2048	151,284
110,833	FNMA, Pool# BK8032	5.50%	06/01/2048	125,151
95,728	FNMA, Pool# BN0202	5.50%	09/01/2048	107,401

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 30.6% (Continued)
145,868	FNMA, Pool# BN4936	5.50%	12/01/2048	163,792
109,680	FNMA, Pool# BN4921	5.50%	01/01/2049	122,381
2,758,967	FNMA, Pool# FM4866	2.50%	10/01/2050	2,858,959
4,728,089	FNMA, Pool# MA4238	2.50%	01/01/2051	4,899,447
4,902,650	FNMA, Pool# BR2618	2.00%	02/01/2051	4,963,330
4,890,307	FNMA, Pool# BR2695	2.00%	02/01/2051	4,950,005
4,915,827	FNMA, Pool# MA4281	2.00%	03/01/2051	4,975,037
19,000,000	FNMA, 2.00%, due TBA July	2.00%	07/15/2051	19,211,524
20,200,000	FNMA, 2.50%, due TBA July	2.50%	07/15/2051	20,907,789
20,985,488	FNMA REMIC Trust, Series 2019-M23 X3#~	0.38%	10/27/2031	541,277
321,353	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	357,218
1,658,790	FNMA REMIC Trust, Series 2020-10 Q	3.00%	03/25/2050	1,728,333
4,115,772	FNMA REMIC Trust, Series 2021-47~	2.50%	07/25/2051	703,540
2,000,000	FREMF Mortgage Trust, Series 2019-K102 B#^	3.65%	10/25/2029	2,188,887
2,986,048	FREMF Mortgage Trust, Series 2020-KF75 (1 Month LIBOR USD + 2.25%)^	2.34%	12/26/2029	2,972,955
2,020,000	FREMF Mortgage Trust, Series 2020-K105 B#^	3.53%	02/25/2030	2,172,167
1,750,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.70%	10/25/2039	1,842,028
1,785,000	FREMF Mortgage Trust, Series 2017-K64 B#^	4.12%	05/25/2050	1,983,114
1,500,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.43%	01/25/2051	1,715,083
1,500,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.19%	02/25/2051	1,654,684
2,000,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.16%	05/25/2052	2,214,940
750,000	FREMF Mortgage Trust, Series 2019-K736 B#^	3.88%	09/25/2052	814,672
355,181	GNMA, Pool# 723334X	5.00%	09/15/2039	412,901
3,052,719	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	6.11%	11/20/2047	621,934
1,978,981	GNMA REMIC Trust, Series 2019-152 LC	3.50%	10/20/2049	2,024,251
602,455	GNMA REMIC Trust, Series 2014-45 B1#~	0.61%	07/16/2054	12,339
329,463	GNMA REMIC Trust, Series 2014-135 I0#~	0.43%	01/16/2056	8,374
455,981	GNMA REMIC Trust, Series 2015-172 I0#~	0.70%	03/16/2057	15,050
692,938	GNMA REMIC Trust, Series 2016-40 I0#~	0.65%	07/16/2057	23,646
569,254	GNMA REMIC Trust, Series 2016-56 I0#~	0.90%	11/16/2057	28,260
857,897	GNMA REMIC Trust, Series 2016-98 I0#~	0.86%	05/16/2058	44,234
4,916,921	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	4,765,307
1,000,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	1.67%	09/17/2029	1,000,518
1,301,678	KKR Industrial Portfolio Trust, Series 2020-AIP D (1 Month LIBOR USD + 2.03%)^	2.10%	03/16/2037	1,306,023
1,500,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	1,533,660
600,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	2.80%	12/15/2036	602,595
1,000,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC C^	3.40%	12/16/2038	1,041,729
368,040	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	369,206
Total Mortgage Backed Securities (Cost $132,750,129)				135,753,369

Asset Backed Securities — 17.7%
540,000	American Homes 4 Rent, Series 2014-SFR2 D^	5.15%	10/17/2036	582,842
2,000,000	American Homes 4 Rent, Series 2014-SFR3 B^	4.20%	12/18/2036	2,132,296
520,000	American Homes 4 Rent, Series 2015-SFR1 D^	4.41%	04/18/2052	553,432
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2020-2 C	1.48%	02/18/2026	1,015,028
2,196,000	AmeriCredit Automobile Receivables Trust, Series 2021-1 D	1.21%	12/18/2026	2,192,730
2,255,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	2,258,558
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	512,493
940,510	Dext LLC, Series 2020-1 A^	1.46%	02/16/2027	945,210
1,000,000	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	1,040,556
1,320,000	Drive Auto Receivables Trust, Series 2020-1	2.70%	05/15/2027	1,360,665
5,200,000	Dryden 64 CLO Ltd., Series 2018-64 (3 Month LIBOR USD + 0.97%)^	1.16%	04/18/2031	5,203,338
1,500,000	Exeter Automobile Receivables Trust, Series 2019-3A D^	3.11%	08/15/2025	1,548,266
2,182,428	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	2,200,638
1,528,494	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	1,528,476
698,099	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	702,806

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 17.7% (Continued)
131,723	FREED ABS Trust, Series 2020-2CP A^	4.52%	06/18/2027	132,389
791,396	FREED ABS Trust, Series 2021-1CP A^	0.66%	03/20/2028	791,984
1,000,000	GM Financial Automobile Leasing Trust, Series 2021-2 C	1.01%	05/20/2025	999,005
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 B^	3.37%	02/18/2025	520,634
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 C^	3.54%	02/17/2026	521,396
750,000	HPEFS Equipment Trust, Series 2020-1A C^	2.03%	02/20/2030	764,616
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	1,021,977
1,380,000	HPEFS Equipment Trust, Series 2021-1 TR^	1.03%	03/20/2031	1,377,992
1,379,767	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	1.23%	12/19/2036	1,383,768
1,199,798	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.53%	12/19/2036	1,203,482
800,000	Invitation Homes Trust, Series 2018-SFR1 B (1 Month LIBOR USD + 0.95%)^	1.03%	03/19/2037	802,388
2,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	1.33%	03/19/2037	2,207,273
1,000,000	Invitation Homes Trust, Series 2018-SFR2 B (1 Month LIBOR USD + 1.08%)^	1.15%	06/18/2037	1,003,919
4,000,000	Madison Park Funding XVIII Ltd., Series FLT (3 Month LIBOR USD + 1.19%)^	1.38%	10/21/2030	4,003,996
1,687,201	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	1,724,649
1,849,681	Nationstar HECM Loan Trust, Series 2020-1 A#^	1.27%	09/25/2030	1,856,157
603,863	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + -0.55%)^	2.70%	02/25/2044	595,226
5,000,000	Octagon Investment Partners 54, Ltd. (3 Month LIBOR USD + 1.12%)^	1.25%	07/15/2034	5,012,705
2,600,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	2,601,927
640,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	642,164
2,000,000	PFS Financing Corp., Series 2020-F A^	0.93%	08/15/2024	2,010,213
2,420,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	2,420,180
1,000,000	Prestige Auto Receivables Trust, Series 2019-1A D^	3.01%	08/15/2025	1,025,582
2,495,720	Progress Residential Trust, Series 2018-SFR3 A^	3.88%	10/18/2035	2,523,898
790,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	809,903
364,000	SBA Tower Trust, Series 2020-1-2^	2.33%	01/15/2028	378,152
2,700,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	2,717,075
5,800,000	Symphony CLO XIX, Ltd., Series 2018-19 (3 Month LIBOR USD + 0.96%)^	1.14%	04/16/2031	5,799,211
2,180,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	2,183,869
1,012,457	Theorem Funding Trust, Series 2020-1A A^	2.48%	10/15/2026	1,019,037
3,000,000	Vantage Data Centers LLC, Series 2020-1A A2^	1.65%	09/15/2045	3,013,468
688,456	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	696,425
1,000,000	Westlake Automobile Receivables Trust, Series 2020-2A C^	2.01%	07/15/2025	1,019,328
Total Asset Backed Securities (Cost $78,185,779)				78,561,322

U.S. Treasury Notes — 15.9%
33,570,000	United States Treasury Note	2.75%	04/30/2023	35,117,367
35,335,000	United States Treasury Note	0.13%	01/15/2024	35,126,579
Total U.S.Treasury Notes (Cost $70,322,080)				70,243,946

Municipal Bonds — 0.4%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	333,920
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,556,107
Total Municipal Bonds (Cost $1,526,410)				1,890,027

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2021

Shares/
Par Value	Security Description	Value $

Short-Term Investments — 5.9%

Money Market Funds — 5.5%
24,131,317	First American Government Obligations Fund — Class Z, 0.02%*	24,131,317

U.S. Treasury Bills — 0.4%
1,800,000	United States Treasury Bill, 07/15/2021, 0.01%†	1,799,974
Total Short-Term Investments (Cost $25,931,309)		25,931,291
Total Investments — 109.4% (Cost $472,967,244)		484,474,018
Liabilities in Excess of Other Assets — (9.4)%		(41,732,679)
NET ASSETS — 100.0%		$442,741,339

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	31	09/30/2021	$6,840,971	$6,829,930	$(11,041)
U.S. Treasury Long Bond Futures	183	09/21/2021	28,629,623	29,417,250	787,627
U.S. Treasury Ultra Bond Futures	256	09/21/2021	47,618,021	49,328,000	1,709,979
			$83,088,615	$85,575,180	$2,486,565

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(245)	09/30/2021	$(30,286,540)	$(30,240,274)	$46,266
U.S. Treasury 10-Year Note Futures	(267)	09/21/2021	(35,236,014)	(35,377,500)	(141,486)
U.S. Treasury 10-Year Ultra Note Futures	(217)	09/21/2021	(31,382,659)	(31,943,078)	(560,419)
			$(96,905,213)	$(97,560,852)	$(655,639)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Sustainable Bond Fund – Investor Shares (the “Fund”) increased 2.39% in value. During the same period, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark, declined 0.33%.

The last year was marked by big events, and these came to dominate results in the fixed income markets. As such, most of the performance of this period was a result of top-down decisions, which normally is not our focus. We generally aim to generate performance through individual security analysis, including sustainability analysis. Top-down positioning, such as interest rate and sector weightings are set mainly by a combination of risk-management and the supply of bottom-up ideas our analysts provide.

The summer of 2020 saw a massive rally in credit securities, as markets gained confidence that companies, with help from policy makers, would be able to see through the COVID-19 pandemic. The overweight of corporate bonds was the primary reason for outperformance1 during the second half of 2020 (the Fund outperformed its benchmark by 167 basis points in that period, generating a return of 2.97% versus the benchmark’s return of 1.29%).

In our analysis, this was a period where our ESG research really showed its value-add. For example, we have long favored consumer lenders that treat their borrowers or tenants fairly. We believe that not only is that the right thing to do, but also managing delinquencies in a reasonable but fair way was better business. When unemployment exploded from 4% to almost 15% in a single month, it created a test that these consumer-facing firms would follow through on their practices during a stress period. Our team spent significant time engaging with these issuers to understand and evaluate the programs lenders were putting in place to help borrowers reschedule payments or otherwise avoid default. Robust programs, in our view, will benefit borrowers, lenders and investors in the long run. We want to be invested with firms that have this kind of long-term view.

Starting in August of 2020, we made a risk management decision to underweight duration and especially underweight the longest part of the yield curve. As the Fed shifted to its average inflation targeting (AIT) regime, we believed it was possible that inflation would pick up as the economy recovered. Under AIT, the Fed would allow inflation to rise before acting, which would typically result in longer-term yields rising more than shorter-term yields. Lastly, given that Treasury yields were so low at the time, around 0.60% for the 10-year, we felt that if there were any rate-related volatility, it would be to the upside. For that reason, we decided an underweight was appropriate. This was something of a benefit in the fourth quarter of 2020, as news of a vaccine against COVID- 19 was announced. Rising rates accelerated in the first quarter of 2021, spurred by increased government stimulus and a rapidly recovering economy. These moves were large enough that the Fund’s duration and curve positioning dominated the Fund’s outperformance in the first half of 2021.

We have maintained a defensive position vis-a-vis rates, and removed most of the overweight to corporate bonds we had in 2020. In our opinion, while the earnings outlook for companies remains solid, corporate bond spreads are near long-term tights. The combination of good fundamentals and rich valuations make a neutral stance fitting.

In terms of general interest rates, with Treasury rates having climbed into the 1.50% area, rate- related risks are slightly more balanced than they were last summer. However, our core reasons for going defensive remain just as pertinent now. We believe it is likely that inflation will come in two waves: the first is being driven by a burst of post-pandemic demand met by a still healing supply chain. The second will likely be fueled by a tight labor market and resulting wage pressure. As we write this letter, we are most certainly living through the first of these phases. The most recent CPI report indicated that year-on-year inflation was 5%, which is almost certainly due to transitory factors that will soon fade. However, it is also the case that the labor market is quite tight, despite unemployment at 5.9%. According to the Bureau of Labor Statistics, job openings are at an all- time high, and openings per unemployed worker are at the same level as in 2018, when unemployment was at 4.1%. So while inflation is highly likely to decelerate from 5%, wage pressure is probably already enough to maintain inflation over 2%. We think this warrants caution on the direction of rates.

______________

1  The Fund’s outperformance during the time period is included in the proceeding Performance Information & Portfolio Holdings Summary section.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2021

We believe the combination of being neutral on credit and defensive on rates should result in the portfolio being less sensitive to big market swings. We expect this will allow our bottom-up decision making to shine through as fixed income volatility returns to more normal levels.

Sincerely,

Amy Hauter, CFA
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	38.8%
Mortgage Backed Securities	30.1%
Money Market Funds	11.1%
Asset Backed Securities	9.0%
U.S. Treasury Notes	8.4%
Foreign Government Bonds	7.6%
Municipal Bonds	4.4%
U.S. Treasury Bills	0.1%
Other Assets and Liabilities	(9.5)%
100.0%
		Since Inception
Average Annual Total Return	One Year	(8/7/17)
Institutional Shares[1]	2.44%	4.28%
Investor Shares	2.39%	4.23%
Bloomberg Barclays US Aggregate Bond Index	-0.33%	3.81%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.49%	0.54%
Net Expense Ratio[2]	0.49%	0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 38.8%
2,240,000	Agilent Technologies, Inc.	2.10%	06/04/2030	2,220,701
2,270,000	Alexandria Real Estate Equities, Inc.	2.00%	05/18/2032	2,216,805
1,005,000	Allison Transmission, Inc.^	5.88%	06/01/2029	1,102,485
2,060,000	American Tower Corp.	3.13%	01/15/2027	2,214,442
2,095,000	Amphenol Corp.	2.80%	02/15/2030	2,219,420
2,066,000	Analog Devices, Inc.	2.95%	04/01/2025	2,213,299
429,000	Aptiv PLC	4.35%	03/15/2029	494,811
995,000	Ball Corp.	4.88%	03/15/2026	1,109,494
2,215,000	Bank of America Corp. (Fixed until 09/25/2024, then SOFR + 0.91%)	0.98%	09/25/2025	2,214,782
2,165,000	Citigroup, Inc. (Fixed until 05/15/2023, then SOFR + 1.67%)	1.68%	05/15/2024	2,211,039
1,115,000	Clearway Energy Operating LLC^	3.75%	02/15/2031	1,110,925
2,399,000	Conservation Fund	3.47%	12/15/2029	2,572,432
1,010,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	1,112,554
1,110,000	Crowdstrike Holdings, Inc.	3.00%	02/15/2029	1,112,442
2,060,000	Crown Castle International Corp.	3.30%	07/01/2030	2,211,754
2,895,000	CVS Health Corp.	4.30%	03/25/2028	3,331,050
1,075,000	Dana, Inc.	4.25%	09/01/2030	1,107,250
2,224,000	Equinix, Inc.	2.50%	05/15/2031	2,266,448
765,000	Ford Foundation	2.42%	06/01/2050	738,653
2,060,000	Fortis, Inc.	3.06%	10/04/2026	2,213,127
1,020,000	Graphic Packaging International LLC^	4.75%	07/15/2027	1,105,619
2,645,000	Hasbro, Inc.	3.50%	09/15/2027	2,885,375
513,000	Hawaiian Brand Intellectual Property, Ltd.^	5.75%	01/20/2026	552,116
1,940,000	Huntsman International LLC	4.50%	05/01/2029	2,210,247
1,990,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	2,216,577
1,075,000	Kaiser Aluminum Corp.^	4.50%	06/01/2031	1,105,014
2,000,000	Land O’Lakes, Inc.^+	7.25%	04/04/2027	2,127,420
1,100,000	LBM Acquisition LLC^	6.25%	01/15/2029	1,109,845
1,935,000	Marriott International, Inc.	4.65%	12/01/2028	2,214,181
1,920,000	Marvell Technology, Inc.^	4.88%	06/22/2028	2,223,293
1,955,000	NextEra Energy Capital Holdings, Inc.
	(Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	2,199,754
2,795,000	Northwell Healthcare, Inc.	4.26%	11/01/2047	3,312,591
2,005,000	NXP BV^	3.88%	06/18/2026	2,223,594
1,985,000	PVH Corp.	4.63%	07/10/2025	2,217,568
1,075,000	SBA Communications Corp.	3.88%	02/15/2027	1,106,578
2,315,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	2,300,925
2,025,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	2,214,660
730,000	T-Mobile USA, Inc.	3.88%	04/15/2030	817,578
1,895,000	Trimble, Inc.	4.90%	06/15/2028	2,226,244
900,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	1,039,352
3,000,000	Verisk Analytics, Inc.	4.00%	06/15/2025	3,322,604
2,920,000	Verizon Communications, Inc.	3.88%	02/08/2029	3,323,946
2,095,000	VF Corp.	2.95%	04/23/2030	2,222,275
2,070,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	2,215,485
2,200,000	Xylem, Inc.	2.25%	01/30/2031	2,221,177
Total Corporate Bonds & Notes (Cost $82,952,345)				86,707,931

Mortgage Backed Securities — 30.1%
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	1.32%	12/15/2037	501,659
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	1.52%	12/15/2037	501,539
600,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	1.37%	12/15/2031	600,220
500,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.50%	05/15/2036	502,459
1,350,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.67%	05/15/2036	1,354,309
352,196	FHLMC STACR, Series 2014-HQ2 M3 (1 Month LIBOR USD + 3.75%)	3.84%	09/25/2024	360,467
292,337	FHLMC STACR, Series 2015-HQ2 M3 (1 Month LIBOR USD + 3.25%)	3.34%	05/27/2025	296,878
109,502	FHMS, Series K-W01 A1	2.59%	05/25/2025	114,692

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 30.1% (Continued)
600,000	FHMS, Series K-G01 A7	2.88%	04/25/2026	649,041
582,219	FHMS, Series K-W03 X1#~	0.98%	06/25/2027	22,041
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	328,999
1,006,000	FHMS, Series Q-006 APT1#	2.78%	04/25/2028	1,047,232
5,496,187	FHMS, Series K-G01 X1#~	1.11%	04/25/2029	313,555
6,250,000	FHMS, Series K-G02 X1#~	1.14%	08/25/2029	443,081
800,000	FHMS, Series K-G03 A2#	1.30%	06/25/2030	788,136
1,960,000	FHMS, Series K-SG1 A2	1.50%	09/25/2030	1,962,344
1,850,000	FHMS, Series K-G04 A2	1.49%	11/25/2030	1,847,492
341,733	FHMS, Series Q-010 APT1#	2.92%	04/25/2046	344,137
573,497	FHMS, Series Q-007 APT1#	2.99%	10/25/2047	582,892
869,227	FHMS, Series Q-013 APT1#	1.18%	05/25/2050	875,016
2,000,000	FNMA, Pool# AN7996	3.15%	02/01/2028	2,154,728
133,592	FNMA, Pool# BK5105	5.50%	05/01/2048	151,284
110,833	FNMA, Pool# BK8032	5.50%	06/01/2048	125,151
95,728	FNMA, Pool# BN0202	5.50%	09/01/2048	107,401
145,868	FNMA, Pool# BN4936	5.50%	12/01/2048	163,792
109,680	FNMA, Pool# BN4921	5.50%	01/01/2049	122,381
2,935,000	FNMA, 1.50%, Due TBA July	1.50%	07/15/2036	2,971,714
6,670,000	FNMA, 2.50%, Due TBA July	2.50%	07/15/2051	6,903,710
78,819	FNMA REMIC Trust, Series 2017-M2 A2#	2.89%	02/25/2027	85,573
735,926	FNMA REMIC Trust, Series 2017-M13 A2#	3.02%	09/25/2027	807,170
930,000	FNMA REMIC Trust, Series 2019-M1 A2#	3.67%	09/25/2028	1,064,647
1,675,000	FREMF Mortgage Trust, Series 2019-KG01#^	4.31%	04/25/2029	1,796,968
1,000,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.43%	01/25/2051	1,143,389
1,000,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.19%	02/25/2051	1,103,123
1,250,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.16%	05/25/2052	1,384,338
1,000,000	FREMF Mortgage Trust, Series 2020-K737 B#^	3.41%	01/25/2053	1,069,806
9,735,000	GNMA, 2.00%, Due TBA July	2.00%	07/15/2051	9,923,615
859,646	GNMA, Pool# 781950X	4.50%	07/15/2035	963,021
954,937	GNMA, Pool# MA7106M	2.00%	01/20/2036	987,950
968,235	GNMA, Pool# MA7164M	2.00%	02/20/2036	1,001,728
1,481,822	GNMA, Pool# AV8310C	3.50%	08/20/2046	1,595,704
1,153,520	GNMA REMIC Trust, Series 2020-167 EC	1.00%	02/20/2049	1,161,911
400,453	GNMA REMIC Trust, Series 2019-152 LC	3.50%	10/20/2049	409,613
1,374,010	GNMA REMIC Trust, Series 2020-016 MD	2.75%	02/20/2050	1,409,771
2,146,109	GNMA REMIC Trust, Series 2021-023 ME	1.25%	02/20/2051	2,152,787
1,518,698	GNMA REMIC Trust, Series 2021-074 HA	1.75%	04/20/2051	1,546,093
4,307,922	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	4,175,085
1,976,832	GNMA REMIC Trust, Series 2021-074 NG	1.00%	04/20/2051	1,945,892
311,218	IMT Trust, Series 2017-APTS BFL (1 Month LIBOR USD + 0.95%)^	1.02%	06/15/2034	311,002
785,789	IMT Trust, Series 2017-APTS CFL (1 Month LIBOR USD + 1.10%)^	1.17%	06/15/2034	786,492
1,345,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	1.12%	05/15/2036	1,346,799
700,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	715,708
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	0.77%	11/15/2034	200,152
1,110,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	1.47%	11/15/2034	1,110,970
1,000,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC C^	3.40%	12/16/2038	1,041,729
Total Mortgage Backed Securities (Cost $66,463,173)				67,377,386

Asset Backed Securities — 9.0%
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	512,493
452,838	Dext LLC, Series 2020-1 A^	1.46%	02/16/2027	455,101
545,607	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	550,159
723,787	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	723,778
418,859	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	421,684
162,458	FREED ABS Trust, Series 2020-2CP A^	4.52%	06/18/2027	163,279

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 9.0% (Continued)
348,504	FREED ABS Trust, Series 2021-1CP A^	0.66%	03/20/2028	348,764
600,000	FREED ABS Trust, Series 2021-1CP^	1.41%	03/20/2028	602,179
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 B^	3.37%	02/18/2025	520,634
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 C^	3.54%	02/17/2026	521,396
1,975,000	HPEFS Equipment Trust, Series 2021-2 B^	0.61%	09/20/2028	1,973,357
1,000,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	1,021,571
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	1,021,977
620,000	HPEFS Equipment Trust, Series 2021-1 TR^	1.03%	03/20/2031	619,098
603,863	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + -0.55%)^	2.70%	02/25/2044	595,226
395,883	NYCTL Trust, Series 2019-A A^	2.19%	11/10/2032	396,799
1,000,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	1,000,741
327,000	Oportun Funding XIII LLC, Series 2019-A A^	3.08%	08/08/2025	334,999
305,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	306,031
650,000	PFS Financing Corp., Series 2020-F A^	0.93%	08/15/2024	653,319
1,075,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,075,080
362,000	SBA Tower Trust, Series 2020-1-2^	2.33%	01/15/2028	376,074
850,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	855,376
750,000	Tesla Auto Lease Trust, Series 2020-A A3^	0.68%	12/20/2023	753,396
750,000	Tesla Auto Lease Trust, Series 2020-A C^	1.68%	02/20/2024	761,317
525,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	525,932
1,125,000	Vantage Data Centers LLC, Series 2020-1A A2^	1.65%	09/15/2045	1,130,051
750,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	772,303
1,000,000	Verizon Owner Trust, Series 2019-B C	2.60%	12/20/2023	1,026,790
Total Asset Backed Securities (Cost $19,834,998)				20,018,904

U.S. Treasury Notes — 8.4%
9,480,000	United States Treasury Note	2.75%	04/30/2023	9,916,969
8,910,000	United States Treasury Note	0.13%	01/15/2024	8,857,445
Total U.S Treasury Notes (Cost $18,793,496)				18,774,414

Foreign Government Bonds — 7.6%
1,000,000	Industrial Bank of Korea (3 Month LIBOR USD + 0.60%)^	0.78%	08/02/2021	1,000,470
5,600,000	International Bank for Reconstruction & Development	0.63%	04/22/2025	5,584,009
3,920,000	International Finance Corp.	2.00%	10/24/2022	4,011,463
2,425,000	Korea Development Bank (3 Month LIBOR USD + 0.73%)	0.92%	07/06/2022	2,438,813
4,000,000	Kreditanstalt fuer Wiederaufbau	2.00%	09/29/2022	4,091,005
Total Foreign Government Bonds (Cost $17,152,409)				17,125,760

Municipal Bonds — 4.4%
2,650,000	California Health Facilities Financing Authority	3.03%	06/01/2034	2,831,220
1,325,000	Colorado Health Facilities Authority	3.36%	12/01/2030	1,345,668
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	109,159
30,000	Los Angeles California Community College District	6.60%	08/01/2042	47,506
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	471,277
15,000	Maryland Community Development Administration	3.24%	09/01/2048	15,607
3,300,000	Metropolitan Pier & Exposition Authority	3.96%	12/15/2026	3,471,978
1,000,000	New York City Housing Development Corp.	2.71%	08/01/2031	1,036,101
355,000	University of California	2.99%	05/15/2026	385,296
25,000	University of North Texas System	3.69%	04/15/2030	27,721
Total Municipal Bonds (Cost $9,265,714)				9,741,533

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2021

Shares/
Par Value	Security Description	Value $

Short-Term Investments — 11.2%

Money Market Funds — 11.1%
24,730,581	First American Government Obligations Fund — Class Z, 0.02%*	24,730,581

U.S. Treasury Bills — 0.1%
250,000	United States Treasury Bill, 07/15/2021, 0.01%†	249,996
Total Short-Term Investments (Cost $24,980,580)		24,980,577
Total Investments — 109.5% (Cost $239,442,715)		244,726,505
Liabilities in Excess of Other Assets — (9.5)%		(21,241,388)
NET ASSETS — 100.0%		$223,485,117

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+	Perpetual security with no stated maturity date. Date shown is last call date.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	78	09/21/2021	$12,177,516	$12,538,500	$360,984
U.S. Treasury Ultra Bond Futures	117	09/21/2021	21,853,021	22,544,438	691,417
			$34,030,537	$35,082,938	$1,052,401

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(133)	09/30/2021	$(16,442,448)	$(16,416,149)	$26,299
U.S. Treasury 10-Year Note Futures	(134)	09/21/2021	(17,683,562)	(17,755,000)	(71,438)
U.S. Treasury 10-Year Ultra Note Futures	(106)	09/21/2021	(15,329,783)	(15,603,532)	(273,749)
			$(49,455,793)	$(49,774,681)	$(318,888)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Maryland Bond Fund – Investor Shares (the “Fund”) increased 4.41% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 2.43%.

For the period, the Fund was mostly neutral weighted on duration but positioned for the yield curve to flatten. We believed that if interest rates were to rise, it would be because the economy was showing signs of improving and Federal Reserve rate hikes were seen on the near-term horizon. This would, in turn, drive short and intermediate term rates to rise more than long-term rates. Whereas we saw a few reasons why rates might fall, including increasing foreign demand and/or a downgrade in the long-term growth prospects for the U.S. Both of these would be more likely to benefit longer-term bonds more than short or intermediate term bonds.

Instead, the municipal yield curve steepened meaningfully for the first half of 2021, which hurt the Fund’s relative performance during that period. This was primarily due to the uncertainty around when the Fed would begin its rate tightening cycle, and the market’s presumption that hikes would not begin until 2022. In contrast, our tone on the market is constructive. While longer-maturity yields have increased around the uncertain timing of Fed “lift off,” we see limited risk of additional curve steepening due to the softer overall global economic outlook. As a result, we continue to maintain our overweight to the intermediate and longer-maturity portion of the municipal yield curve.

Offsetting the curve steepening was strong performance from our bottom-up selection in the municipal sector and individual credit selection. The Fund maintains an overweight to revenue-backed issues where we believe there is an upside thesis. Of those sectors, health care-related credits such as not-for-profit hospitals and senior living were the largest contributor. On a combined basis, these holdings returned 3.95% for the period versus the Index’s health care return of 2.80%. The Fund also maintained a combined overweight of roughly 10% to these two sectors during the period, which contributed 44 basis points of relative outperformance. The portfolio also benefitted from strong returns in several other revenue-backed sectors during the period including transportation +3.61%, public power +2.09%, and higher education +1.41%.

We believe that the Fund is well positioned to navigate potentially choppy waters as we are likely to enter the first Fed tightening cycle in the past eleven years. We continue to hold a large weighting to short-term, high quality bonds that should provide stability to the portfolio as the Fed begins raising rates. We also remain committed to our view that broad credit quality across the municipal market is improving, but believe that relative valuation and credit selection will play an increasingly important role in future performance. We continue to focus on our core philosophy of seeking sectors and bonds that are underpriced on a fundamental basis, while maintaining the core stability that investors should expect from a high quality municipal bond fund.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	72.5%
General Obligation Bonds	25.6%
Money Market Funds	0.7%
Other Assets and Liabilities	1.2%
100.0%
Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	4.41%	2.48%	2.55%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	2.43%	2.48%	2.97%

Investor Shares
Gross Expense Ratio[1]	0.49%
Net Expense Ratio[1]	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/maryland-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.1%

General Obligation Bonds — 25.6%
1,650,000	Baltimore County Maryland	5.00%	08/01/2028	1,883,654
6,000,000	Baltimore County Maryland	5.00%	03/01/2032	7,757,335
1,520,000	Baltimore County Maryland	4.00%	02/01/2033	1,656,907
5,000,000	Baltimore County Maryland	4.00%	03/01/2036	6,049,943
1,080,000	Baltimore, Maryland	5.00%	10/15/2032	1,352,156
2,400,000	Maryland State	5.00%	08/01/2024	2,749,805
1,400,000	Maryland State	5.00%	08/01/2031	1,785,563
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	5,561,236
3,370,000	Montgomery County Maryland	3.00%	10/01/2034	3,769,996
1,350,000	Prince George’s County Maryland	5.00%	10/01/2024	1,553,112
1,500,000	Prince George’s County Maryland	5.00%	10/01/2025	1,785,115
1,550,000	Prince George’s County Maryland	5.00%	10/01/2026	1,901,909
2,200,000	Prince George’s County Maryland	5.00%	10/01/2027	2,765,845
1,000,000	Prince George’s County Maryland	5.00%	07/15/2029	1,284,203
5,000,000	Prince George’s County Maryland	4.00%	07/15/2037	5,980,205
				47,836,984

Revenue Bonds — 72.5%
975,000	Austin, Texas	7.88%	09/01/2026	979,523
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,616,567
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,224,672
520,000	Baltimore, Maryland	5.00%	06/15/2030	576,497
225,000	Baltimore, Maryland^	3.25%	06/01/2031	238,374
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,118,441
670,000	Baltimore, Maryland	5.00%	06/15/2033	739,755
1,000,000	Baltimore, Maryland	4.00%	07/01/2034	1,207,967
1,600,000	Baltimore, Maryland	5.00%	07/01/2035	1,955,192
1,260,000	Baltimore, Maryland^	3.50%	06/01/2039	1,323,615
1,750,000	California Municipal Finance Authority^	5.00%	11/01/2039	1,957,303
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,726,491
1,000,000	Frederick County Maryland^	5.00%	09/01/2027	1,122,000
2,000,000	Frederick County Maryland	5.00%	07/01/2029	2,572,868
5,050,000	Frederick County Maryland^	5.00%	09/01/2032	5,788,631
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,258,753
1,410,000	Frederick County Maryland	3.75%	07/01/2039	1,509,558
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,133,917
2,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	2,248,545
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,213,163
1,245,000	Maryland Community Development Administration	5.00%	09/01/2030	1,582,554
1,030,000	Maryland Community Development Administration	5.00%	09/01/2031	1,302,882
1,000,000	Maryland Community Development Administration	3.25%	03/01/2036	1,060,351
1,140,000	Maryland Community Development Administration Local Government Infrastructure	4.00%	06/01/2035	1,379,539
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	939,908
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	5,025,734
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,597,772
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,090,756
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	2,100,776
485,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	486,146
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	550,945
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	523,085
1,060,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,111,429
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,000,000
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,764,486
1,450,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,642,116
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	492,963
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,863,306
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,828,879
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2021

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.1% (Continued)

Revenue Bonds — 72.5% (Continued)
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,338,607
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	109,864
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,130,000
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	329,163
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,219,252
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	292,888
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,441,190
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,261,871
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,288
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	501,441
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,428,106
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,734,472
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,504,248
4,355,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2045	5,332,651
4,000,000	Maryland State Health & Higher Educational Facilities#	5.00%	07/01/2045	4,856,810
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,390,133
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,042,867
2,500,000	Maryland State Transportation Authority	5.00%	07/01/2023	2,740,710
850,000	Maryland State Transportation Authority	5.00%	07/01/2024	969,998
3,000,000	Maryland State Transportation Authority	5.00%	07/01/2025	3,547,271
1,510,000	Maryland State Transportation Authority	5.00%	07/01/2025	1,785,459
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	5,512,928
4,330,000	Maryland State Transportation Authority	4.00%	06/01/2035	5,104,635
1,500,000	Metropolitan Washington DC Airports Authority	5.00%	10/01/2039	1,903,485
365,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	285,836
820,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	651,300
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,305,260
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,197,794
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,109,143
1,335,000	University System of Maryland	5.00%	04/01/2022	1,383,445
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,548,292
2,700,000	Washington Suburban Sanitary Commission	4.00%	06/01/2032	3,299,532
3,500,000	Washington Suburban Sanitary Commission	4.00%	06/01/2042	3,835,159
				135,149,557
Total Municipal Bonds (Cost $174,139,298)				182,986,541

Short-Term Investments — 0.7%

Money Market Funds — 0.7%
1,326,775	First American Government Obligations Fund — Class Z, 0.02%*			1,326,775
Total Short-Term Investments (Cost $1,326,775)				1,326,775
Total Investments — 98.8% (Cost $175,466,073)				184,313,316
Other Assets in Excess of Liabilities — 1.2%				2,169,322
NET ASSETS — 100.0%				$186,482,638

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Tax-Exempt Bond Fund – Investor Shares (the “Fund”) increased 6.72% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 2.43%.

The year ended June 30, 2021 was a period where broad municipal credit fundamentals and investor sentiment dramatically improved from the lows experienced during the spring of last year. Broad municipal credit fundamentals showed surprising resilience, especially when compared to some of the dire projections in the height of the pandemic’s uncertainty. The resilience of municipal credit during this time is attributable to a number of factors. Many state and local governments and revenue-backed municipal issuers had built up meaningful liquidity reserves during the decade- long economic expansion following the Great Financial Crisis. These efforts helped offset revenue declines. Municipal credit was also supported from federal fiscal stimulus in the form of the $2.2 trillion Coronavirus Aid, Relief, and Economic Security Act (CARES Act), and the $1.9 trillion American Rescue Plan (ARP). The size and scope of this stimulus, along with the surprising strength in underlying municipal credit fundamentals, have led to widespread positive ratings revisions and/or improved credit outlooks by rating agencies across the market. These positive revisions by the rating agencies have been an abrupt turnaround in sentiment on large portions of the municipal market, including many of the same credits and sectors that were just downgraded or put on negative review last year.

To be fair, our approach to bottom-up fundamental credit investing views these outside credit ratings as informed opinions, similar to sell-side research teams, or other sources of research within the market. Rating agency actions are typically slow moving and lagging indicators in terms of current municipal bond valuations. However, these actions certainly impact investor perceptions and in turn can influence valuation in the short term when they are taken. We take a long-term fundamental view based on a variety of sources of information. Many times, our process results in moving “faster” than rating agencies with respect to taking purchase or sale actions. For the recent swings of the ratings pendulum, our process looked through the rapid negative rating agency actions to the underlying investment theses, resulting in holding positions and often taking advantage of the dislocations in valuation that the actions caused.

Over the last year we took advantage of the confluence of robust primary market supply, heightened secondary volume, and elevated credit spreads to add exposure to many large, essential revenue issuers at attractive yield concessions. During periods of extreme volatility we take solace in the fact that our bottom-up fundamental investment approach can help guide our decisions and help separate headline or market illiquidity risk from credit impairment risk. We spent much of the last year assessing pockets of vulnerability and actively re-underwriting our holdings as new information became available. This experience reemphasized to us our need to analyze every credit individually. We believe our work paid off as liquidity conditions improved and the market began to discern relative value within some of the harder hit sectors. It was our fundamental research process that gave us the conviction to lean into challenged sectors like airports, mass transportation, and dedicated tax revenue bonds. Moreover, it was exactly these decisions (and sectors) that drove the overwhelming majority of the outperformance for the Fund.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	86.5%
General Obligation Bonds	13.6%
Money Market Funds	0.8%
Floating Rate Note Obligations	(1.6)%
Other Assets and Liabilities	0.7%
100.0%
			Since Inception
Average Annual Total Return	One Year	Five Year	(6/29/12)
Institutional Shares[1]	6.87%	3.48%	3.13%
Investor Shares	6.72%	3.43%	3.08%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	2.43%	2.48%	2.62%

	Institutional Share	Investor Shares
Gross Expense Ratio[2]	0.42%	0.47%
Net Expense Ratio[2]	0.42%	0.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/tax-exempt-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 100.1%

General Obligation Bonds — 13.6%
4,480,000	Alameda California Unified School District+	2.48%	08/01/2032	3,672,003
1,000,000	Alamo Texas Community College District	4.00%	02/15/2035	1,122,247
5,100,000	Alhambra California Unified School District+	2.01%	08/01/2039	3,528,722
2,000,000	Broward County Florida School District	5.00%	07/01/2029	2,349,175
3,600,000	California, State of	4.00%	11/01/2033	4,284,438
2,000,000	California, State of	4.00%	11/01/2034	2,375,986
15,000,000	California, State of	5.00%	08/01/2046	18,106,239
2,800,000	Chicago Illinois Park District	5.75%	01/01/2038	3,066,984
3,040,000	Clark County Nevada School District	5.00%	06/15/2027	3,613,923
8,045,000	Grossmont California Healthcare District+	2.47%	07/15/2033	6,490,344
3,260,000	Hawaii, State of	4.00%	11/01/2032	3,422,135
1,000,000	Hoover, City of Alabama	4.00%	07/01/2033	1,157,484
5,000,000	Kane, McHenry, Cook & DeKalb Counties Illinois Unit School District No. 300	5.25%	01/01/2033	5,375,017
1,025,000	Katy Texas Independent School District	5.00%	02/15/2038	1,225,147
1,435,000	Lane County Oregon School District No 19 Springfield+	3.49%	06/15/2032	1,183,368
1,200,000	Las Vegas Valley Nevada Water District	5.00%	06/01/2033	1,253,480
5,240,000	Louisiana, State of	4.00%	05/01/2035	5,868,330
830,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	0.69%	05/01/2037	829,333
5,255,000	Memphis, City of Tennessee	4.00%	05/01/2033	6,284,223
5,500,000	New Jersey, State of	5.00%	06/01/2027	6,426,493
4,440,000	New Jersey, State of	4.00%	06/01/2028	4,742,412
5,755,000	New Jersey, State of	4.00%	06/01/2030	6,143,119
17,000,000	New York, City of New York†	4.00%	08/01/2037	20,341,081
4,015,000	New York, City of New York	5.00%	03/01/2043	5,100,321
3,030,000	Ohio, State of	5.00%	05/01/2035	3,538,370
4,600,000	Texas, State of	5.00%	08/01/2036	4,617,806
7,000,000	Texas, State of	4.00%	10/01/2044	7,674,601
4,640,000	Twin Rivers California Unified School District+	2.40%	08/01/2032	3,782,324
5,315,000	Victor Valley California Union High School District+	3.78%	08/01/2035	3,922,097
5,350,000	Washington, State of	5.00%	02/01/2039	6,538,786
3,325,000	Will County Illinois Community Unit School District No. 365 Valley View	4.00%	11/01/2037	3,815,943
9,635,000	Wisconsin, State of	4.00%	05/01/2039	11,400,827
				163,252,758

Revenue Bonds — 86.5%
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,336,146
10,000,000	Austin Texas Water & Wastewater System Revenue	5.00%	11/15/2043	11,254,326
4,200,000	Austin, Texas	7.88%	09/01/2026	4,219,482
17,000,000	Black Belt Energy Gas District#	4.00%	12/01/2048	18,370,037
10,475,000	Buckeye Ohio Tobacco Settlement Financing Authority	4.00%	06/01/2038	12,591,089
1,050,000	California Infrastructure & Economic Development Bank (SIFMA Municipal Swap Index + 0.35%)	0.38%	08/01/2047	1,052,529
4,300,000	Central Florida Expressway Authority	4.00%	07/01/2034	5,340,379
2,000,000	Chicago Illinois Wastewater Transmission Revenue	5.00%	01/01/2031	2,302,094
4,000,000	Chicago Illinois Waterworks Revenue	5.00%	11/01/2039	4,509,090
7,880,000	Chicago O’Hare International Airport	5.00%	01/01/2033	9,076,171
7,715,000	Colorado Health Facilities Authority	5.00%	12/01/2035	8,680,731
4,800,000	Dallas Fort Worth Texas International Airport	4.50%	11/01/2045	5,030,444
5,530,000	Dauphin County Pennsylvania General Authority	5.00%	06/01/2042	5,726,598
2,500,000	Delaware State Health Facilities Authority	5.00%	06/01/2034	3,046,054
10,050,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.65%)	0.74%	06/01/2027	10,050,016
6,750,000	Denver Colorado Airport System Revenue	5.00%	12/01/2034	9,249,878
9,150,000	Denver Colorado Airport System Revenue	5.00%	12/01/2036	12,862,289
5,000,000	Denver Colorado Dedicated Tax Revenue	5.00%	08/01/2042	5,923,130
4,855,000	District of Columbia	5.00%	03/01/2038	6,342,441
1,625,000	District of Columbia Water & Sewer Authority	5.00%	10/01/2028	1,928,594
2,345,000	District of Columbia Water & Sewer Authority	5.25%	10/01/2044	2,788,100
1,385,000	Energy Northwest	5.00%	07/01/2033	1,631,014

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 100.1% (Continued)

Revenue Bonds — 86.5% (Continued)
3,000,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2048	3,496,124
6,835,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2054	7,946,762
15,445,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2031	19,332,386
14,260,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2032	17,782,554
5,000,000	Grand Forks, County of North Dakota^	6.63%	12/15/2031	5,050,460
2,500,000	Grand Forks, County of North Dakota^	9.00%	06/15/2044	2,510,632
4,050,000	Harris County Texas Sports Authority+	4.41%	11/15/2034	2,441,683
1,200,000	Henrico County Virginia Economic Development Authority#	0.16%	08/23/2027	1,200,000
1,385,000	Hudson County New Jersey Improvement Authority	5.00%	05/01/2041	1,642,690
1,250,000	Illinois State Toll Highway Authority	5.00%	01/01/2033	1,509,446
1,500,000	Illinois State Toll Highway Authority	5.00%	01/01/2037	1,752,157
6,070,000	Imperial California Irrigation District Electric System Revenue	4.00%	11/01/2037	6,964,454
1,810,000	Indianapolis Indiana Local Public Improvement Bond Bank	5.00%	02/01/2034	2,014,180
3,720,000	Kansas City Missouri Municipal Assistance Corp.+	3.06%	04/15/2026	3,562,548
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,319,745
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,675,254
5,235,000	Lees Summit Missouri Industrial Development Authority	5.25%	08/15/2039	5,720,317
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,161,865
2,720,000	Louisiana Public Facilities Authority	4.00%	05/15/2042	3,078,497
7,000,000	Louisiana State Gasoline & Fuels Tax Revenue	5.00%	05/01/2041	8,077,729
21,505,000	Love Field Texas Airport Modernization Corp.	5.00%	11/01/2028	22,814,990
11,760,000	Love Field Texas Airport Modernization Corp.	5.25%	11/01/2040	12,025,422
25,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.75%)	0.81%	04/01/2048	25,129,313
29,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.83%)	0.89%	08/01/2048	29,230,480
10,000,000	Main Street Natural Gas, Inc.#	4.00%	03/01/2050	11,566,838
5,030,000	Maryland Health & Higher Educational Facilities Authority	5.50%	01/01/2036	6,019,865
1,215,000	Massachusetts Health & Educational Facilities Authority#	0.19%	07/01/2023	1,215,000
3,900,000	Massachusetts Health & Educational Facilities Authority#	0.29%	07/01/2023	3,900,000
1,000,000	Massachusetts Health & Educational Facilities Authority#	0.19%	07/01/2023	1,000,000
4,070,000	Massachusetts Housing Finance Agency	4.00%	12/01/2033	4,178,476
14,250,000	Metropolitan Pier & Exposition Authority+	2.13%	06/15/2030	12,125,948
1,495,000	Metropolitan Pier & Exposition Authority+	2.24%	12/15/2033	1,130,364
10,000,000	Metropolitan Pier & Exposition Authority+	4.35%	06/15/2035	7,211,889
10,165,000	Metropolitan Pier & Exposition Authority+	4.18%	06/15/2037	6,863,380
5,365,000	Metropolitan Pier & Exposition Authority+	2.83%	06/15/2038	3,505,255
5,270,000	Metropolitan Pier & Exposition Authority+	3.60%	06/15/2043	3,148,648
11,915,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2052	12,436,372
1,000,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2053	1,148,808
7,725,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2057	9,288,150
1,705,000	Metropolitan Transportation Authority+	3.20%	11/15/2029	1,478,705
2,235,000	Metropolitan Transportation Authority	5.25%	11/15/2031	2,746,112
6,000,000	Metropolitan Transportation Authority+	3.60%	11/15/2033	4,642,370
5,120,000	Metropolitan Transportation Authority	5.00%	11/15/2036	6,121,131
10,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	10,891,652
17,590,000	Metropolitan Transportation Authority	5.00%	11/15/2038	18,831,006
10,000,000	Metropolitan Transportation Authority	5.25%	11/15/2044	11,129,946
10,000,000	Miami-Dade County Florida Aviation Revenue	5.00%	10/01/2028	11,375,564
6,760,000	Miami-Dade County Florida Water & Sewer System Revenue	4.00%	10/01/2035	7,969,067
3,495,000	Michigan State Housing Development Authority	4.00%	10/01/2042	3,595,176
2,020,000	Michigan State University	4.00%	08/15/2030	2,175,496
725,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	0.12%	08/01/2027	719,563
3,000,000	Missouri Joint Municipal Electric Utility Commission	5.00%	01/01/2030	3,341,601
2,000,000	Missouri Joint Municipal Electric Utility Commission	5.00%	12/01/2030	2,343,322
1,595,000	Missouri Joint Municipal Electric Utility Commission	5.00%	12/01/2037	1,860,188
5,000,000	Nebraska Educational Health Cultural & Social Services Finance Authority	4.00%	01/01/2044	5,575,375
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	937,075

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 100.1% (Continued)

Revenue Bonds — 86.5% (Continued)
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	1,456,994
4,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2046	3,050,302
250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	195,778
2,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,588,535
2,350,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.55%)	1.58%	09/01/2027	2,386,629
2,835,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.60%)	1.63%	03/01/2028	2,880,515
1,950,000	New Jersey Educational Facilities Authority	5.00%	07/01/2027	2,277,016
1,000,000	New Jersey Transportation Trust Fund Authority	5.25%	06/15/2028	1,178,367
4,320,000	New Jersey Transportation Trust Fund Authority+	1.58%	12/15/2032	3,471,558
1,000,000	New Jersey Transportation Trust Fund Authority+	2.12%	12/15/2035	739,083
9,675,000	New Jersey Transportation Trust Fund Authority+	2.25%	12/15/2038	6,539,917
1,550,000	New Jersey Turnpike Authority	5.00%	01/01/2028	1,758,842
13,565,000	New Mexico Municipal Energy Acquisition Authority#	5.00%	11/01/2039	15,780,167
16,000,000	New York & New Jersey Port Authority	4.00%	03/15/2030	19,042,230
1,165,000	New York & New Jersey Port Authority	5.00%	05/01/2031	1,365,789
12,250,000	New York & New Jersey Port Authority	4.00%	11/01/2034	14,751,781
2,010,000	New York City Transitional Finance Authority Building Aid Revenue	5.00%	07/15/2033	2,109,574
7,045,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	08/01/2036	8,008,814
7,575,000	New York City Transitional Finance Authority Future Tax Secured Revenue	4.00%	05/01/2043	8,920,080
2,340,000	New York City Transitional Finance Authority Future Tax Secured Revenue	4.00%	05/01/2045	2,778,885
10,000,000	New York City Water & Sewer System	5.00%	06/15/2047	10,700,923
2,000,000	New York Convention Center Development Corp.+	2.46%	11/15/2032	1,610,371
8,730,000	New York Convention Center Development Corp.+	2.52%	11/15/2035	6,484,469
2,750,000	New York Convention Center Development Corp.+	3.09%	11/15/2037	1,979,918
3,000,000	New York Convention Center Development Corp.+	2.77%	11/15/2037	2,104,646
5,000,000	New York Convention Center Development Corp.+	3.76%	11/15/2041	3,099,457
5,000,000	New York Convention Center Development Corp.+	2.68%	11/15/2043	2,906,419
4,000,000	New York Liberty Development Corp.	5.00%	12/15/2041	4,080,207
1,675,000	New York State Dormitory Authority	5.00%	03/15/2030	1,981,227
1,115,000	New York State Dormitory Authority	5.00%	02/15/2031	1,372,382
1,325,000	New York State Dormitory Authority	5.00%	03/15/2031	1,572,096
2,000,000	New York State Dormitory Authority	5.00%	03/15/2036	2,356,518
6,915,000	New York State Dormitory Authority	5.00%	03/15/2037	7,150,517
20,035,000	New York State Thruway Authority	5.00%	01/01/2037	25,818,007
9,390,000	New York State Urban Development Corp.	4.00%	03/15/2038	11,208,374
6,850,000	New York State Urban Development Corp.†	4.00%	03/15/2045	8,105,834
15,000,000	New York State Urban Development Corp.†	4.00%	03/15/2046	17,596,986
5,030,000	New York Transportation Development Corp.	4.00%	07/01/2041	5,440,079
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,890,126
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,992,426
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,197,794
3,765,000	North Carolina Turnpike Authority+	3.98%	01/01/2034	2,965,404
4,165,000	North Texas Tollway Authority	5.00%	01/01/2032	4,772,282
2,000,000	Omaha Nebraska Public Power District	5.00%	02/01/2043	2,302,796
1,000,000	Onondaga County New York Trust for Cultural Resources	4.00%	12/01/2049	1,180,076
1,150,000	Orange County Florida Convention Center/Orlando	5.00%	10/01/2027	1,351,581
5,790,000	Oregon State Facilities Authority	5.00%	10/01/2031	6,833,659
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,161,335
2,000,000	Peace River Manasota Regional Water Supply Authority	5.00%	10/01/2035	2,288,315
6,000,000	Pennsylvania Economic Development Financing Authority (SIFMA Municipal Swap Index + 0.40%)	0.43%	06/01/2041	6,001,477
10,000,000	Pennsylvania Turnpike Commission	5.00%	06/01/2029	11,988,298
6,360,000	Pennsylvania Turnpike Commission	4.00%	12/01/2036	7,315,498
8,700,000	Pennsylvania Turnpike Commission	5.00%	12/01/2043	9,918,580
10,500,000	Philadelphia Pennsylvania Airport Revenue	5.00%	06/15/2027	10,592,299
1,630,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2036	1,932,352
1,695,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2037	1,996,204

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 100.1% (Continued)

Revenue Bonds — 86.5% (Continued)
1,760,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2038	2,068,076
1,830,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2039	2,145,220
1,905,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2040	2,229,414
1,520,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority	5.00%	07/01/2032	1,520,000
745,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority	5.00%	07/01/2041	745,793
10,000,000	Phoenix Arizona Civic Improvement Corp.	5.00%	07/01/2049	12,598,849
2,070,000	Pinal County Arizona	5.00%	08/01/2027	2,357,292
17,483,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	4.64%	07/01/2033	13,150,206
4,230,000	Sales Tax Securitization Corp.	5.50%	01/01/2032	5,512,255
5,830,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	6,499,564
7,300,000	San Francisco City & County Airport Comm-San Francisco International Airport	4.00%	05/01/2039	8,653,162
2,290,000	Tampa, City of Florida+	3.36%	09/01/2040	1,247,851
1,850,000	Tampa, City of Florida+	3.73%	09/01/2045	803,391
22,140,000	Tennessee Energy Acquisition Corp.#	4.00%	05/01/2048	23,508,690
7,150,000	Tennessee Energy Acquisition Corp.#	4.00%	11/01/2049	8,096,205
3,045,000	Terrebonne Parish Louisiana+	3.13%	04/01/2036	2,185,513
19,490,000	Texas Municipal Gas Acquisition & Supply Corp. II (3 Month LIBOR USD + 0.87%)	0.95%	09/15/2027	19,806,239
700,000	Texas Municipal Power Agency Revenue	3.00%	09/01/2032	750,897
1,100,000	Texas Municipal Power Agency Revenue	3.00%	09/01/2034	1,167,199
1,265,000	Tobacco Settlement Authority	5.25%	06/01/2032	1,268,135
11,105,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2031	13,908,377
20,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2035	22,790,040
5,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2046	6,010,494
1,045,000	Triborough Bridge & Tunnel Authority+	3.39%	11/15/2031	852,168
9,030,000	TSASC, Inc.	5.00%	06/01/2031	10,992,511
1,050,000	University of Texas System — Permanent University Fund	4.00%	07/01/2032	1,161,857
18,274,646	Vermont Student Assistance Corp. (1 Month LIBOR USD + 1.00%)	1.09%	06/02/2042	18,351,655
5,755,000	Virginia Public Building Authority	4.00%	08/01/2036	6,832,082
3,300,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	3,377,200
4,000,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	4,093,582
2,000,000	Washington DC Metropolitan Area Transit Authority	4.00%	07/15/2045	2,397,418
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,081,796
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,957,883
3,655,000	Wayne County Michigan Airport Authority	5.00%	12/01/2038	4,273,842
5,000,000	West Virginia State Hospital Finance Authority	5.00%	06/01/2023	5,446,568
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,790,431
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	678,358
5,250,000	Wise County Virginia Industrial Development Authority#	0.75%	10/01/2040	5,299,890
				1,039,362,553
Total Municipal Bonds (Cost $1,146,425,142)				1,202,615,311

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Short-Term Investments — 0.8%

Money Market Funds — 0.8%
9,813,038	First American Government Obligations Fund — Class Z, 0.02%*	9,813,038
Total Short-Term Investments (Cost $9,813,038)		9,813,038
Total Investments — 100.9% (Cost $1,156,238,180)		1,212,428,349

Floating Rate Note Obligations — (1.6)%
Notes with interest and fee rate of 0.62% as of the date of this report and
contractual maturities of collateral ranging from 08/01/2037 to 03/15/2046~		(19,425,000)
Other Assets in Excess of Liabilities — 0.7%		8,969,766
NET ASSETS — 100.0%		$1,201,973,115

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	Underlying security related to TOB Trusts entered into by the Fund.
*	Annualized seven-day yield as of the date of this report.
~
Floating rate note obligations related to securities held. The interest and fee rate shown reflects the rates in effect as of the date of this report. As of the date of this report, the Fund’s investments with a value of $46,043,901 are held by TOB Trusts and serve as collateral for the $19,425,000 in the floating rate note obligations outstanding at that date.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Tax-Exempt Sustainable Bond Fund – Investor Shares (the “Fund”) increased 4.57% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 2.43%.

The Fund sharply outperformed its benchmark for the 12-month period ended June 30, 2021—a period where broad municipal credit fundamentals and investor sentiment dramatically improved from the crisis nadir experienced during the spring of last year. Broad municipal credit fundamentals showed surprising resilience, especially when compared to some of the dire projections in the height of the pandemic’s uncertainty. The resilience of municipal credit during this time is attributable to a number of factors. Many state and local governments and revenue- backed municipal issuers had built up meaningful liquidity reserves during the decade-long economic expansion following the Great Financial Crisis. These efforts helped offset revenue declines. Municipal credit was also supported from federal fiscal stimulus in the form of the $2.2 trillion Coronavirus Aid, Relief, and Economic Security Act (CARES Act), and the $1.9 trillion American Rescue Plan (ARP). The size and scope of this stimulus, along with the surprising strength in underlying municipal credit fundamentals, have led to widespread positive ratings revisions and/or improved credit outlooks by rating agencies across the market. These positive revisions by the rating agencies have been an abrupt turnaround in sentiment on large portions of the municipal market, including many of the same credits and sectors that were just downgraded or put on negative review last year.

To be fair, our approach to bottom-up fundamental credit investing views these outside credit ratings as informed opinions, similar to sell-side research teams, or other sources of research within the market. Rating agency actions are typically slow moving and lagging indicators in terms of current municipal bond valuations. However, these actions certainly impact investor perceptions and in turn can influence valuation in the short term when they are taken. We take a long-term fundamental view based on a variety of sources of information. Many times, our process results in moving “faster” than rating agencies with respect to taking purchase or sale actions. For the recent swings of the ratings pendulum, our process looked through the rapid negative rating agency actions to the underlying investment theses, resulting in holding positions and often taking advantage of the dislocations in valuation that the actions caused.

Over the last year we took advantage of the confluence of robust primary market supply, heightened secondary volume, and elevated credit spreads to add exposure to many large, essential revenue issuers at attractive yield concessions. During periods of extreme volatility we take solace in the fact that our bottom-up fundamental investment approach can help guide our decisions and help separate headline or market illiquidity risk from credit impairment risk. We spent much of the last year assessing pockets of vulnerability and actively re-underwriting our holdings as new information became available. This experience reemphasized to us our need to analyze every credit individually. We believe our work paid off as liquidity conditions improved and the market began to discern relative value within some of the harder hit sectors. It was our fundamental research process that gave us the conviction to lean into challenged sectors like airports, mass transportation, and dedicated tax revenue bonds. Yet, it was exactly these decisions (and sectors) that drove the overwhelming majority of the outperformance for the Fund.

From an ESG perspective, we continue to see growth in labeled bond and more transparency of municipal issuers which has been a challenge in the past. Our engagement efforts have helped provide more insight into a much larger opportunity set. We continue to be focused on municipal issuers that have responded to the pandemic in a way that supports and continues to promote social and racial equality or access to essential services for underserved populations. Our ESG research process seeks to dynamically respond to complex problems. We have used this process in an effort to examine a wide range of factors that we believe influence an issuer’s long-term health and prosperity.. We believe that the social issues, such as the COVID-19 pandemic and racial inequality, reinforce how important these factors are. We also intend to invest in municipal issuers that help ensure equitable access to essential resources and services—like affordable housing, public transit and education.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Amy N. Hauter, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. The Adviser utilizes ESG analysis in connection with the Fund’s investments in fixed-income securities. ESG factors are considered systematically and comprehensively through leveraging a repeatable process that strives to minimize risk and capture opportunity.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	92.7%
General Obligation Bonds	4.7%
Money Market Funds	2.8%
Other Assets and Liabilities	(0.2)%
100.0%
		Since Inception
Average Annual Total Return	One Year	(12/2/19)
Investor Shares	4.57%	2.63%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	2.43%	3.13%

Investor Shares
Gross Expense Ratio[1]	0.57%
Net Expense Ratio[1]	0.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/tax-exempt-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.4%

General Obligation Bonds — 4.7%
850,000	California, State of (SIFMA Municipal Swap Index + 0.38%)	0.41%	12/01/2027	850,595
2,425,000	Chicago Illinois Park District	4.00%	01/01/2034	2,814,714
1,125,000	Detroit City Michigan School District	5.00%	05/01/2039	1,448,701
3,000,000	Kane McHenry Cook & De Kalb Counties Illinois Unit School District No. 300	5.25%	01/01/2032	3,221,248
				8,335,258

Revenue Bonds — 92.7%
1,000,000	American Municipal Power Ohio, Inc.	4.00%	02/15/2044	1,156,211
4,985,000	Arizona Board of Rights State University Systems	5.00%	07/01/2025	5,892,203
3,000,000	Aurora Colorado Water Revenue	5.00%	08/01/2041	3,611,296
2,250,000	Austin, Texas	7.88%	09/01/2026	2,260,437
1,000,000	Baltimore County Maryland	4.00%	01/01/2039	1,130,662
1,525,000	Baltimore County Maryland	4.00%	01/01/2040	1,721,540
1,500,000	Baltimore County Maryland	4.00%	01/01/2045	1,685,977
1,950,000	Bay Area Water Supply & Conservation Agency	5.00%	10/01/2034	2,103,198
750,000	Buffalo New York Sewer Authority	4.00%	06/15/2051	858,046
630,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2023	677,665
500,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2024	553,955
1,005,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2038	1,283,455
1,000,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2039	1,274,357
4,360,000	California Infrastructure & Economic Development Bank (SIFMA Municipal Swap Index + 0.35%)	0.38%	08/01/2047	4,360,942
1,170,000	California Municipal Finance Authority^	5.00%	11/01/2029	1,346,500
1,575,000	California Municipal Finance Authority^	5.00%	11/01/2049	1,741,438
1,180,000	California School Finance Authority^	5.00%	07/01/2037	1,401,339
1,020,000	Central Puget Sound Regional Transit Authority	5.00%	11/01/2032	1,209,468
2,250,000	Central Puget Sound Regional Transit Authority	5.00%	11/01/2045	2,622,822
1,500,000	Colorado Health Facilities Authority	4.00%	12/01/2040	1,743,230
1,000,000	Connecticut State Clean Water Fund	4.00%	02/01/2035	1,204,770
1,500,000	Connecticut State Clean Water Fund	5.00%	05/01/2036	1,837,882
3,000,000	Dallas-Fort Worth Texas International Airport	5.25%	11/01/2030	3,309,672
3,000,000	District of Columbia Water & Sewer Authority	5.00%	10/01/2039	3,571,713
2,250,000	Du Page County, Illinois	3.00%	05/15/2047	2,333,773
1,320,000	East Chicago Sanitary District	4.00%	07/15/2031	1,428,791
2,375,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2042	2,780,110
2,500,000	Grand Forks County North Dakota^	7.00%	12/15/2043	2,525,624
2,500,000	Grand Forks County North Dakota^	9.00%	06/15/2044	2,510,632
600,000	Harris County Texas Flood Control District	5.00%	10/01/2027	715,163
1,405,000	Hartford County Connecticut Metropolitan District Clean Water Project	5.00%	11/01/2036	1,591,244
1,000,000	Illinois Finance Authority (1 Month LIBOR USD + 0.50%)	0.56%	11/01/2034	999,875
2,230,000	Illinois Finance Authority	4.00%	08/15/2037	2,726,484
5,000,000	Lakeland Florida Hospital System	5.00%	11/15/2040	5,607,542
3,470,000	Los Angeles County California Metropolitan Transportation Authority	5.00%	07/01/2038	4,308,750
970,000	Maricopa County Arizona Industrial Development Authority (SIFMA Municipal Swap Index + 0.38%)	0.41%	01/01/2035	968,792
850,000	Maryland Economic Development Corp.	4.00%	07/01/2040	987,052
1,000,000	Massachusetts Port Authority	5.00%	07/01/2037	1,312,187
5,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities	5.00%	07/01/2040	5,988,944
135,000	Metropolitan Pier & Exposition Authority+	2.12%	12/15/2031	108,294
270,000	Metropolitan Pier & Exposition Authority+	2.66%	06/15/2034	200,606
135,000	Metropolitan Pier & Exposition Authority+	2.76%	06/15/2035	97,361
175,000	Metropolitan Pier & Exposition Authority+	2.87%	06/15/2037	118,160
1,175,000	Metropolitan Pier & Exposition Authority+	3.34%	12/15/2038	758,116
1,000,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2042	1,044,092
1,100,000	Metropolitan Pier & Exposition Authority+	2.70%	06/15/2046	597,941
1,615,000	Metropolitan Pier & Exposition Authority+	2.74%	06/15/2047	852,181
375,000	Metropolitan Pier & Exposition Authority+	3.36%	12/15/2051	172,968

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
June 30, 2021

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.4% (Continued)

Revenue Bonds — 92.7% (Continued)
590,000	Metropolitan Pier & Exposition Authority+	3.51%	12/15/2052	264,486
3,230,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2053	3,710,650
1,955,000	Metropolitan Transportation Authority	5.25%	11/15/2033	2,437,611
1,050,000	Metropolitan Transportation Authority	5.00%	11/15/2035	1,272,638
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2037	5,947,817
1,250,000	Metropolitan Transportation Authority	5.00%	11/15/2038	1,597,721
1,870,000	Metropolitan Transportation Authority	5.00%	11/15/2042	1,997,695
1,500,000	Miami-Dade County Florida Water & Sewer System Revenue	4.00%	10/01/2039	1,813,688
2,540,000	Monroeville Pennsylvania Finance Authority	4.25%	02/15/2042	2,646,900
1,000,000	New Hampshire Business Finance Authority (SIFMA Municipal Swap Index + 0.75%)	0.78%	10/01/2033	1,000,400
2,075,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,624,957
2,110,000	New Jersey Housing & Mortgage Finance Agency	1.60%	10/01/2026	2,117,589
2,000,000	New York City Housing Development Corp.	2.60%	11/01/2034	2,079,318
1,000,000	New York City Water & Sewer System	5.00%	06/15/2047	1,219,937
2,350,000	New York Liberty Development Corp.	5.00%	11/15/2031	2,390,665
2,425,000	New York Liberty Development Corp.	4.00%	09/15/2035	2,482,990
3,000,000	New York Liberty Development Corp.	5.00%	09/15/2040	3,095,455
2,000,000	New York Liberty Development Corp.	5.00%	12/15/2041	2,040,104
1,000,000	New York State Dormitory Authority	5.00%	07/01/2050	1,144,178
2,500,000	New York State Housing Finance Agency	1.60%	11/01/2024	2,514,502
5,000,000	New York State Housing Finance Agency	0.75%	11/01/2025	5,008,349
1,444,427	New York State Housing Finance Agency	1.65%	05/15/2039	1,422,474
1,000,000	Ohio Higher Educational Facility Commission#	1.63%	12/01/2034	1,029,900
1,500,000	Ohio, State of (SIFMA Municipal Swap Index + 0.40%)	0.43%	01/01/2052	1,501,958
2,500,000	Phoenix Arizona Civic Improvement Corp.	5.00%	07/01/2049	3,149,712
2,000,000	Pompano Beach, City of Florida	3.50%	09/01/2035	2,206,879
1,500,000	Portland Maine General Airport Revenue	4.00%	01/01/2038	1,736,343
1,500,000	Regional Transportation Authority	5.00%	06/01/2031	1,692,240
1,500,000	San Francisco, California City & County Airports Common International Airport	4.00%	05/01/2037	1,820,487
1,250,000	Southern California Public Power Authority	5.00%	07/01/2021	1,250,000
1,200,000	Tampa Florida Hospital Revenue	4.00%	07/01/2039	1,415,392
1,000,000	Tampa Florida Hospital Revenue	4.00%	07/01/2045	1,164,257
2,635,000	Upper Santa Clara Valley California Joint Powers Authority	4.00%	08/01/2045	2,956,308
2,250,000	Virginia Small Business Financing Authority	4.00%	01/01/2036	2,550,420
1,650,000	Wayne County Michigan Airport Authority	5.00%	12/01/2034	2,230,159
1,685,000	Wayne County Michigan Airport Authority	5.00%	12/01/2036	2,268,647
				166,096,286
Total Municipal Bonds (Cost $170,878,117)				174,431,544

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
5,005,964	First American Government Obligations Fund — Class Z, 0.02%*			5,005,964
Total Short-Term Investments (Cost $5,005,964)				5,005,964
Total Investments — 100.2% (Cost $175,884,081)				179,437,508
Liabilities in Excess of Other Assets — (0.2)%				(314,909)
NET ASSETS — 100.0%				$179,122,599

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Mortgage Securities Fund – Investor Shares (the “Fund”) increased 1.48% in value. During the same period, the Bloomberg Barclays Mortgage Backed Securities Index (the “Index”), the Fund’s benchmark, declined 0.42%.

The Fund seeks to maximize total return consistent with preservation of capital by utilizing a combination of government agency residential mortgage and securitized credit. Within residential mortgage-backed securities (MBS), the Fund aims to find bonds with loan characteristics that are likely to result in slower prepayments. The Fund intends to also use high quality securitized credit opportunistically.

Mortgage bonds were caught in a number of cross-currents over the last year. Plunging Treasury during the immediate on-set of the COVID-19 pandemic left mortgages struggling to keep up. MBS investors were anticipating a refinancing boom, and thus did not bid up MBS prices even as Treasury yields plumbed their lows during the summer. Coming in to 2020, the Fund was overweight government-backed commercial mortgage-backed securities (CMBS) and underweight higher coupon 30-year MBS. As these CMBS were not able to be refinanced by the borrower, these bonds did appreciate during this period. This appreciation was a major driver of outperformance from June through October.

Starting in August, we began rebuilding our traditional MBS bucket, using a combination of to-be- announced (TBA) MBS and middle-coupon 30-year specified pools. We took profits on many of our longer-term CMBS, and in the process set the duration of the Fund below the Index. This was not an explicit call that interest rates would rise. Rather, the view was that interest rate risk was skewed to the upside. If rates did rise, we felt that middle-coupon MBS would outperform both lower and higher coupon cohorts in the Index, and would far outperform the longer-term CMBS that we were selling.

In our opinion, MBS can be especially useful when interest rate risk is skewed in this way. Historically, MBS tend to have higher current income generation than other high-quality bond sectors. Usually, the way an MBS position underperforms is exactly what happened in early 2020: rates fall and that touches off a refinancing boom. However, if yields are skewed to the upside, it greatly mitigates this risk. Commonly, MBS will outperform other government bonds when yields rise gently, because the market prices out the refinancing risk.

This combination of our structurally short duration position, what we believe to be the natural advantages of MBS when rates rise, plus our utilization of some currently amortizing CMBS/asset- backed securities (ABS) allowed the Fund to outperform by 100 basis points as yields rose in the fourth quarter of 2020 and the first quarter of 2021.

With Treasury rates having climbed into the 1.50% area, we believe rate-related risks are slightly more balanced than they were last summer. However, our core reasons for having gone defensive remain just as pertinent now. In our opinion, it is likely that inflation will come in two waves: the first is being driven by a burst of post-pandemic demand met by a still healing supply chain. The second will likely be fueled by a tight labor market and resulting wage pressure. As we write this letter, we believe we are living through the first of these phases. The most recent CPI report indicated that year-on-year inflation was 5%, which we believe is almost certainly due to transitory factors that will soon fade. However, it is also the case that the labor market is quite tight, despite unemployment at 5.9%. According to the Bureau of Labor Statistics, job openings are at an all- time high, and openings per unemployed worker are at the same level as in 2018, when unemployment was at 4.1%. So while inflation is highly likely to decelerate from 5%, wage pressure is probably already enough to maintain inflation over 2%. We think this warrants caution on the direction of rates.

Hence, we are currently maintaining a defensive stance on duration, while being overweight 2% and 2.5% MBS and underweight other coupons. We think these coupons will be the most robust to rising rates, but also offer the best opportunity for positive security selection. Lastly, the Fund is now especially conservative on credit quality. While the Fund’s holdings are always dominated by government-backed and AAA-rated securities, we now have very few opportunistic holdings at lower ratings. We think this is a time to focus on liquidity, defensiveness and simple income generation ideas.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer- term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market. As part of its fundamental research approach, the Adviser has a process to integrate, identify and consider the Environmental, Social and Governance (“ESG”) risks and opportunities throughout the investment lifecycle using a proprietary ESG assessment.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index.  The Bloomberg Barclays Mortgage Backed Securities Index (“Index”) is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The Index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The Index includes reinvestment of income.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Mortgage Backed Securities	85.4%
Money Market Funds	18.8%
Asset Backed Securities	5.5%
Corporate Bonds & Notes	0.6%
Municipal Bonds	0.2%
Other Assets and Liabilities	(10.5)%
100.0%
			Since Inception
Average Annual Total Return	One Year	Five Year	(12/26/13)
Institutional Shares[1]	1.53%	2.75%	3.13%
Investor Shares	1.48%	2.70%	3.08%
Bloomberg Barclays Mortgage Backed Securities Index	-0.42%	2.27%	2.96%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.47%	0.52%
Net Expense Ratio[2]	0.47%	0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mortgage-securities-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on May 13, 2014, is based on the performance of the Investor Shares, and adjusted for the lower expenses applicable to the Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 85.4%
2,080,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY A (1 Month LIBOR USD + 0.85%)^	0.92%	09/15/2034	2,082,961
2,000,000	BBCMS Mortgage Trust, Series 2018-TALL A (1 Month LIBOR USD + 0.72%)^	0.79%	03/15/2037	1,990,071
986,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	995,866
44,909	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	47,273
72,390	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	82,453
170,788	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	186,542
57,461	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	64,441
202,975	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	219,545
44,799	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	1.89%	05/01/2033	44,768
82,557	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	94,735
204,566	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	223,312
28,989	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	2.02%	05/01/2035	30,698
612,914	FHLMC PC, Pool# C9-1826	3.00%	05/01/2035	648,531
155,403	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	170,098
57,510	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	66,076
537,447	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	570,680
385,601	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	412,964
25,673	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	2.38%	03/01/2036	27,493
22,435	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	2.42%	10/01/2036	23,907
203,892	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	230,804
96,637	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	107,503
117,226	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	2.24%	02/01/2037	117,768
191,886	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	213,618
44,934	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	49,993
91,248	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	100,639
168,146	FHLMC PC, Pool# A6-7884	5.38%	05/01/2037	187,076
43,704	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	2.23%	06/01/2037	46,734
79,540	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	87,721
91,880	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	101,333
52,887	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	58,780
217,317	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	239,911
68,702	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	75,785
48,969	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	2.28%	10/01/2037	49,345
134,734	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	149,952
1,049,209	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	1,113,098
81,202	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	89,548
140,071	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	155,836
333,157	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	367,938
163,921	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	194,353
197,065	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	233,951
106,147	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	117,095
87,857	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	100,307
455,245	FHLMC PC, Pool# C0-3427	5.50%	10/01/2039	529,490
279,203	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	298,107
3,562,555	FHLMC PC, Pool# ZA-5113	4.00%	12/01/2047	3,883,320
406,212	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	461,096
380,696	FHLMC REMIC, Series 4318 DI~	2.50%	08/15/2022	3,021
538,800	FHLMC REMIC, Series 4329 CI~	2.50%	01/15/2023	6,475
19,049	FHLMC REMIC, Series 1843 Z	7.00%	04/15/2026	20,297
134,391	FHLMC REMIC, Series 2517 Z	5.50%	10/15/2032	149,607
1,188,614	FHLMC REMIC, Series 2907 VZ	4.50%	05/15/2034	1,311,918
267,673	FHLMC REMIC, Series 2890 ZA	5.00%	11/15/2034	306,491
398,281	FHLMC REMIC, Series 3150 DZ	5.50%	05/15/2036	462,928
227,915	FHLMC REMIC, Series 3294 CB	5.50%	03/15/2037	265,428
465,835	FHLMC REMIC, Series 4309 BI~	3.00%	08/15/2039	11,640

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 85.4% (Continued)
3,483,492	FHLMC REMIC, Series 5014 BP	1.25%	09/25/2040	3,501,458
1,809,752	FHLMC REMIC, Series 4121 DH	2.00%	10/15/2042	1,690,219
881,222	FHLMC REMIC, Series 4665 KA	4.00%	12/15/2042	886,989
340,327	FHLMC REMIC, Series 4740 KB	3.50%	02/15/2043	341,508
142,136	FHLMC REMIC, Series 4663 JA	3.50%	03/15/2043	142,356
747,402	FHLMC REMIC, Series 4690 QA	3.50%	05/15/2044	756,225
26,611	FHLMC REMIC, Series 4840 BH	5.00%	07/15/2044	26,591
3,283,951	FHLMC REMIC, Series 4951 EA	2.50%	09/15/2044	3,431,333
82,025	FHLMC REMIC, Series 4827 GB	4.00%	03/15/2045	82,090
229,610	FHLMC REMIC, Series 4818 PA	4.00%	06/15/2045	232,268
866,830	FHLMC REMIC, Series 4872 AB	4.00%	08/15/2047	891,350
424,523	FHLMC REMIC, Series 4891 PA	3.50%	07/15/2048	441,814
1,000,000	FHLMC REMIC, Series 4888 AC	3.50%	01/15/2049	1,056,315
2,819,167	FHLMC REMIC, Series 5114 TE	1.50%	04/25/2051	2,841,069
388,784	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	389,507
1,000,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	1,014,082
2,828,373	FHMS, Series K-017 X1#~	1.43%	12/25/2021	1,106
12,370,966	FHMS, Series K-019 X1#~	1.72%	03/25/2022	58,923
15,203,311	FHMS, Series K-021 X1#~	1.53%	06/25/2022	116,757
23,735,164	FHMS, Series K-025 X1#~	0.91%	10/25/2022	210,445
12,647,779	FHMS, Series K-035 X1#~	0.47%	08/25/2023	82,144
73,360,944	FHMS, Series K-C02 X1#~	0.50%	03/25/2024	663,528
20,073,307	FHMS, Series K-038 X1#~	1.26%	03/25/2024	505,173
42,616,898	FHMS, Series K-040 X1#~	0.84%	09/25/2024	845,754
17,859,238	FHMS, Series K-C03 X1#~	0.63%	11/25/2024	256,134
132,245,906	FHMS, Series K-047 X1#~	0.25%	05/25/2025	697,081
11,959,452	FHMS, Series Q-013 XPT1~	1.66%	05/25/2025	402,199
174,738	FHMS, Series K-W01 A1	2.59%	05/25/2025	183,020
36,948,000	FHMS, Series K-C06 X1#~	1.03%	06/25/2025	1,097,681
14,493,759	FHMS, Series K-053 X1#~	1.02%	12/25/2025	504,509
41,605,955	FHMS, Series K-734 X1#~	0.79%	02/25/2026	1,075,897
9,283,146	FHMS, Series K-055 X1#~	1.49%	03/25/2026	517,392
33,029,819	FHMS, Series K-735 X1#~	1.09%	05/25/2026	1,389,822
26,032,750	FHMS, Series K-736 X1#~	1.44%	07/25/2026	1,442,321
5,972,619	FHMS, Series K-058 X1#~	1.05%	08/25/2026	251,670
6,402,829	FHMS, Series K-059 X1#~	0.43%	09/25/2026	91,673
26,723,479	FHMS, Series K-737 X1#~	0.75%	10/25/2026	793,682
24,918,875	FHMS, Series K-C04 X1#~	1.40%	12/25/2026	1,198,867
54,792,350	FHMS, Series K-063 X1#~	0.42%	01/25/2027	800,549
22,197,409	FHMS, Series K-064 X1#~	0.74%	03/25/2027	697,205
8,080,921	FHMS, Series Q-013 XPT2~	1.81%	05/25/2027	309,598
5,648,492	FHMS, Series K-W03 X1#~	0.98%	06/25/2027	213,834
22,960,509	FHMS, Series K-C05 X1#~	1.34%	07/25/2027	1,155,175
12,452,322	FHMS, Series K-068 X1#~	0.56%	08/25/2027	309,390
30,246,643	FHMS, Series K-069 X1#~	0.49%	09/25/2027	652,732
6,021,759	FHMS, Series K-739 XAM#~	1.71%	09/25/2027	553,264
16,500,000	FHMS, Series K-740 XAM#~	1.20%	10/25/2027	1,088,116
52,337,331	FHMS, Series K-070 X1#~	0.46%	11/25/2027	1,053,367
31,512,127	FHMS, Series K-072 X1#~	0.49%	12/25/2027	698,312
4,308,047	FHMS, Series Q-006 APT1#	2.78%	04/25/2028	4,484,617
1,339,665	FHMS, Series Q-006 APT2#	2.60%	10/25/2028	1,389,935
24,874,109	FHMS, Series K-087 X1#~	0.51%	12/25/2028	654,597
18,160,009	FHMS, Series K-091 X1#~	0.70%	03/25/2029	738,495
12,648,887	FHMS, Series K-092 X1#~	0.85%	04/25/2029	643,788
9,993,067	FHMS, Series K-G01 X1#~	1.11%	04/25/2029	570,099
6,276,823	FHMS, Series K-093 X1#~	1.09%	05/25/2029	417,749

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 85.4% (Continued)
10,978,632	FHMS, Series K-094 X1#~	1.02%	06/25/2029	692,523
6,250,000	FHMS, Series K-G02 X1#~	1.14%	08/25/2029	443,081
14,484,634	FHMS, Series K-103 X1#~	0.76%	11/25/2029	708,425
4,800,000	FHMS, Series K-110 XAM#~	1.98%	04/25/2030	723,727
4,803,897	FHMS, Series K-111 XAM#~	1.91%	05/25/2030	701,703
6,238,500	FHMS, Series K-114 XAM#~	1.44%	06/25/2030	692,312
9,275,345	FHMS, Series K-115 XAM#~	1.65%	07/25/2030	1,185,898
776,828	FHMS, Series Q-004 A2H#	2.76%	01/25/2046	775,261
569,554	FHMS, Series Q-010 APT1#	2.92%	04/25/2046	573,562
2,286,643	FHMS, Series Q-004 A4H#	2.79%	08/25/2046	2,309,646
2,724,181	FHMS, Series Q-007 APT1#	2.99%	10/25/2047	2,768,808
2,431,650	FHMS, Series Q-007 APT2#	3.31%	10/25/2047	2,570,865
869,227	FHMS, Series Q-013 APT1#	1.18%	05/25/2050	875,016
1,198,844	FHS, Series 366 IO~	4.00%	08/15/2049	226,884
9,454	FNMA, Pool# 922791	6.50%	12/01/2021	9,497
398,159	FNMA, Pool# BL0273	4.36%	10/01/2023	422,384
1,000,000	FNMA, Pool# AN9202	3.32%	05/01/2025	1,059,628
1,188,714	FNMA, Pool# 109465	3.58%	08/01/2025	1,262,738
30,957	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	3.91%	10/01/2025	31,063
83,963	FNMA, Pool# 344903	5.50%	10/01/2025	93,573
1,000,000	FNMA, Pool# AN0287	2.95%	11/01/2025	1,083,008
459,396	FNMA, Pool# BL1166	3.62%	01/01/2026	506,192
440,254	FNMA, Pool# BL1165	3.62%	01/01/2026	485,101
65,741	FNMA, Pool# 356232	6.50%	01/01/2026	73,726
30,523	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	3.90%	05/01/2026	30,634
1,489,451	FNMA, Pool# BL0723	3.84%	09/01/2026	1,679,444
46,904	FNMA, Pool# 356329 (1 Year CMT Rate + 2.65%)	2.78%	01/01/2027	47,042
16,633	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	2.25%	04/01/2027	16,762
33,655	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	2.37%	11/01/2027	33,708
2,375,000	FNMA, Pool# AN7996	3.15%	02/01/2028	2,558,739
669,857	FNMA, Pool# 257203	5.00%	05/01/2028	735,616
814,574	FNMA, Pool# 958720	5.65%	10/01/2028	898,667
2,420,818	FNMA, Pool# BL3182	2.98%	07/01/2029	2,629,042
406,521	FNMA, Pool# 957502	3.98%	07/01/2029	446,836
39,146	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	2.22%	11/01/2029	39,224
36,136	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	3.02%	09/01/2030	36,287
47,829	FNMA, Pool# 573097 (1 Year CMT Rate + 2.21%)	2.34%	02/01/2031	47,922
105,241	FNMA, Pool# AL0898	5.00%	02/01/2031	118,176
25,294	FNMA, Pool# 590852 (1 Year CMT Rate + 2.11%)	2.49%	07/01/2031	25,408
1,839,756	FNMA, Pool# AI4717	4.50%	07/01/2031	2,029,436
34,237	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	2.28%	08/01/2031	34,575
35,140	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	2.79%	09/01/2031	35,294
9,622	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	2.77%	03/01/2032	9,652
9,078	FNMA, Pool# 628837	6.50%	03/01/2032	10,309
28,207	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	2.77%	04/01/2032	28,289
38,410	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	2.55%	09/01/2032	38,499
35,931	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	2.27%	11/01/2032	36,183
28,421	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	2.51%	03/01/2033	28,361
6,454	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.03%)	1.28%	07/01/2033	6,525
36,923	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	1.77%	11/01/2033	37,109
16,755	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	2.34%	11/01/2033	16,699
26,570	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	2.41%	12/01/2033	26,587
28,633	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	1.77%	02/01/2034	28,805
28,667	FNMA, Pool# 774969 (1 Year CMT Rate + 2.28%)	2.40%	04/01/2034	28,623
114,348	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	2.59%	07/01/2034	114,009
17,863	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	1.89%	03/01/2035	18,074

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 85.4% (Continued)
53,836	FNMA, Pool# 889829	5.00%	07/01/2035	61,568
36,737	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	2.56%	08/01/2035	36,927
38,846	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	2.29%	09/01/2035	39,579
643,346	FNMA, Pool# AL7654	3.00%	09/01/2035	682,233
52,998	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	2.27%	10/01/2035	53,037
124,759	FNMA, Pool# 842006	4.25%	10/01/2035	133,857
28,412	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	2.30%	11/01/2035	30,211
256,413	FNMA, Pool# 850232	4.25%	12/01/2035	277,615
12,894	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	1.91%	03/01/2036	13,026
20,638	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	2.80%	03/01/2036	21,869
290,448	FNMA, Pool# AB0577	4.00%	03/01/2036	311,178
28,770	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.77%)	2.08%	04/01/2036	30,550
62,302	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	1.81%	05/01/2036	62,834
19,962	FNMA, Pool# 745626 (1 Year CMT Rate + 2.14%)	2.31%	05/01/2036	20,064
4,818	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.88%)	2.13%	06/01/2036	4,828
21,296	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.84%)	2.59%	07/01/2036	21,632
287,349	FNMA, Pool# 896838	5.45%	07/01/2036	306,615
2,183,632	FNMA, Pool# AS7789	3.00%	08/01/2036	2,299,135
110,307	FNMA, Pool# 745818	6.50%	09/01/2036	127,279
3,899,730	FNMA, Pool# MA2804	3.00%	11/01/2036	4,106,153
77,776	FNMA, Pool# 902770	5.38%	11/01/2036	86,468
101,674	FNMA, Pool# 940309 (12 Month LIBOR USD + 1.50%)	2.00%	01/01/2037	101,927
28,442	FNMA, Pool# 888445 (12 Month LIBOR USD + 1.60%)	1.98%	04/01/2037	28,808
2,171,275	FNMA, Pool# BM1370	3.00%	04/01/2037	2,274,050
55,186	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	2.09%	05/01/2037	55,386
63,477	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.10%)	1.35%	08/01/2037	65,229
140,356	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	2.45%	08/01/2037	139,658
55,086	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	2.44%	09/01/2037	59,202
2,339,856	FNMA, Pool# MA3208	4.50%	10/01/2037	2,560,183
128,429	FNMA, Pool# 955233	6.50%	12/01/2037	152,499
16,222	FNMA, Pool# 962656 (12 Month LIBOR USD + 1.27%)	1.64%	04/01/2038	16,352
6,277	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	2.09%	05/01/2038	6,295
299,016	FNMA, Pool# AD0100	7.00%	12/01/2038	357,523
93,366	FNMA, Pool# 930507	6.50%	02/01/2039	107,193
2,051,249	FNMA, Pool# AS2249	4.00%	04/01/2039	2,256,956
332,477	FNMA, Pool# AL0407	6.50%	04/01/2039	383,019
247,592	FNMA, Pool# AD0427	5.50%	10/01/2039	288,046
344,225	FNMA, Pool# AD0941	5.50%	04/01/2040	401,257
603,728	FNMA, Pool# 467095	5.90%	01/01/2041	716,770
298,751	FNMA, Pool# AH8447	5.50%	04/01/2041	334,307
940,093	FNMA, Pool# 469130	4.87%	10/01/2041	1,081,889
307,274	FNMA, Pool# BC1738	4.50%	09/01/2043	335,572
310,717	FNMA, Pool# AS1429	4.00%	12/01/2043	332,650
386,137	FNMA, Pool# AV7739	4.00%	01/01/2044	418,639
388,453	FNMA, Pool# AW6485	4.00%	06/01/2044	419,166
271,744	FNMA, Pool# AY0382	4.00%	11/01/2044	281,994
456,049	FNMA, Pool# AW9534	4.00%	03/01/2045	498,109
332,799	FNMA, Pool# AZ4154	4.00%	06/01/2045	358,211
1,282,639	FNMA, Pool# AZ7828	4.00%	08/01/2045	1,402,961
879,712	FNMA, Pool# BA3674	4.50%	10/01/2045	966,906
432,921	FNMA, Pool# BC6366	4.50%	02/01/2046	477,089
200,683	FNMA, Pool# BD1241	4.50%	05/01/2046	216,316
1,003,737	FNMA, Pool# BD5189	4.50%	07/01/2046	1,106,344
342,424	FNMA, Pool# BD8599	4.50%	11/01/2046	372,701
576,826	FNMA, Pool# BH7686	4.50%	12/01/2047	626,386
1,073,812	FNMA, Pool# BJ8287	4.50%	01/01/2048	1,169,720
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 85.4% (Continued)
953,321	FNMA, Pool# AN8989	4.07%	04/01/2048	1,007,048
655,130	FNMA, Pool# BK5105	5.50%	05/01/2048	741,892
392,538	FNMA, Pool# BK8032	5.50%	06/01/2048	443,247
305,079	FNMA, Pool# BN0202	5.50%	09/01/2048	342,280
364,576	FNMA, Pool# BN4936	5.50%	12/01/2048	409,374
157,881	FNMA, Pool# BN4921	5.50%	01/01/2049	176,162
1,091,460	FNMA, Pool# BQ1161	2.50%	08/01/2050	1,131,341
6,784,214	FNMA, Pool# FM4866	2.50%	10/01/2050	7,030,090
4,728,089	FNMA, Pool# MA4238	2.50%	01/01/2051	4,899,447
4,902,650	FNMA, Pool# BR2618	2.00%	02/01/2051	4,963,330
4,890,307	FNMA, Pool# BR2695	2.00%	02/01/2051	4,950,005
4,915,827	FNMA, Pool# MA4281	2.00%	03/01/2051	4,975,037
10,700,000	FNMA, 2.00%, Due TBA July	2.00%	07/15/2051	10,819,121
31,300,000	FNMA, 2.50%, Due TBA July	2.50%	07/15/2051	32,396,723
2,487	FNMA REMIC Trust, Series 1991-136 J	7.50%	10/25/2021	2,495
57,505	FNMA REMIC Trust, Series 1996-23 G	6.50%	07/25/2026	61,748
2,174,550	FNMA REMIC Trust, Series 2016-M7 A2	2.50%	09/25/2026	2,268,257
1,999,130	FNMA REMIC Trust, Series 2017-T1 A	2.90%	06/25/2027	2,179,072
1,202,671	FNMA REMIC Trust, Series 2012-139 HI~	2.50%	12/25/2027	58,617
91,372	FNMA REMIC Trust, Series 2013-15 QI~	3.00%	03/25/2028	5,662
100,224	FNMA REMIC Trust, Series 2016-M10 A1	2.10%	07/25/2028	100,977
500,000	FNMA REMIC Trust, Series 2018-M13 A2#	3.82%	09/25/2030	590,349
1,062,493	FNMA REMIC Trust, Series 2014-14 LI~	3.00%	04/25/2031	7,908
745,820	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	30,334
25,982,033	FNMA REMIC Trust, Series 2019-M23 X3#~	0.38%	10/27/2031	670,152
164,696	FNMA REMIC Trust, Series 2001-80 Z	6.00%	01/25/2032	184,292
322,388	FNMA REMIC Trust, Series 2006-M2 A2A#	5.27%	10/25/2032	353,334
402,451	FNMA REMIC Trust, Series 2003-71 MB	5.50%	08/25/2033	469,899
2,114,902	FNMA REMIC Trust, Series 2014-8 IQ~	4.00%	03/25/2034	279,309
2,551,781	FNMA REMIC Trust, Series 2005-73 EZ	5.50%	08/25/2035	2,947,903
885,641	FNMA REMIC Trust, Series 2005-110 GL	5.50%	12/25/2035	1,010,479
416,420	FNMA REMIC Trust, Series 2006-21 Z	5.50%	04/25/2036	477,203
1,240,459	FNMA REMIC Trust, Series 2006-112 QC	5.50%	11/25/2036	1,446,715
570,684	FNMA REMIC Trust, Series 2007-22 A	5.50%	03/25/2037	661,624
788,082	FNMA REMIC Trust, Series 2009-20 DA (1 Month LIBOR USD + 7.40%)~	7.31%	04/25/2039	189,810
1,606,764	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	1,786,092
329,733	FNMA REMIC Trust, Series 2015-15 GA	3.00%	03/25/2041	333,916
77,574	FNMA REMIC Trust, Series 2012-10 UF (1 Month LIBOR USD + 0.55%)	0.64%	02/25/2042	78,921
1,391,771	FNMA REMIC Trust, Series 2012-27 PI~	4.50%	02/25/2042	155,634
571,128	FNMA REMIC Trust, Series 2013-34 IG~	3.00%	05/25/2042	53,785
1,075,948	FNMA REMIC Trust, Series 2012-141 ZC	2.50%	12/25/2042	1,068,993
1,561,929	FNMA REMIC Trust, Series 2012-154 ZC	2.50%	01/25/2043	1,426,500
113,362	FNMA REMIC Trust, Series 2013-7 ZC	2.00%	02/25/2043	98,850
8,457	FNMA REMIC Trust, Series 2003-W10 3A5	4.30%	06/25/2043	9,175
2,346	FNMA REMIC Trust, Series 2003-W12 1A9	4.48%	06/25/2043	2,606
14,077	FNMA REMIC Trust, Series 2003-W12 1A8	4.55%	06/25/2043	15,556
8,355	FNMA REMIC Trust, Series 2003-W12 2A7	4.68%	06/25/2043	9,156
9,747	FNMA REMIC Trust, Series 2003-W12 2A6	5.00%	06/25/2043	10,846
577,671	FNMA REMIC Trust, Series 2017-44 BA	3.50%	01/25/2044	584,040
526,196	FNMA REMIC Trust, Series 2015-40 LI~	4.50%	03/25/2045	92,088
619,157	FNMA REMIC Trust, Series 2018-86 JA	4.00%	05/25/2047	643,456
1,755,004	FNMA REMIC Trust, Series 2019-37 IM~	5.00%	07/25/2049	225,660
3,729,000	FNMA REMIC Trust, Series 2019-70 CB	3.50%	12/25/2049	3,985,358
6,271,652	FNMA REMIC Trust, Series 2021-47 IO~	2.50%	07/25/2051	1,072,061
2,305,000	FREMF Mortgage Trust, Series 2019-K102#^	3.65%	10/25/2029	2,522,692
1,990,699	FREMF Mortgage Trust, Series 2020-KF75 (1 Month LIBOR USD + 2.25%)^	2.34%	12/26/2029	1,981,970

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2021

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 85.4% (Continued)
1,280,000	FREMF Mortgage Trust, Series 2020-K105 B#^	3.53%	02/25/2030	1,376,423
9,044,863	FREMF Mortgage Trust, Series 2012-K17 X2A^~	0.10%	12/25/2044	253
20,446,917	FREMF Mortgage Trust, Series 2012-K20 X2A^~	0.20%	05/25/2045	25,154
700,000	FREMF Mortgage Trust, Series 2017-K68 B#^	3.97%	10/25/2049	774,798
1,300,000	FREMF Mortgage Trust, Series 2017-K64 B#^	4.12%	05/25/2050	1,444,285
750,000	FREMF Mortgage Trust, Series 2019-K736 B#^	3.88%	09/25/2052	814,672
3,248	GNMA, Pool# 004295M	6.00%	10/20/2023	3,273
90,400	GNMA, Pool# 783374X	5.50%	04/15/2024	94,075
116,732	GNMA, Pool# 728160X	5.25%	11/15/2024	122,285
268,181	GNMA, Pool# 623145X	5.50%	10/15/2028	302,080
1,106,913	GNMA, Pool# 589694X	4.50%	08/15/2029	1,222,522
35,800	GNMA, Pool# 728157X	3.75%	11/15/2029	38,455
322,208	GNMA, Pool# 770225C	4.25%	08/20/2031	352,485
377,834	GNMA, Pool# 003160M	6.00%	11/20/2031	439,101
527,259	GNMA, Pool# 003489M	6.00%	12/20/2033	617,936
278,716	GNMA, Pool# 782173M	5.50%	05/20/2035	327,352
106,685	GNMA, Pool# 784315X	6.00%	06/15/2036	119,925
321,345	GNMA, Pool# 770226C	4.75%	09/20/2036	349,352
169,995	GNMA, Pool# 004194M	5.50%	07/20/2038	193,026
92,097	GNMA, Pool# 706295C	5.10%	12/20/2038	100,019
919,917	GNMA, Pool# AC0521C	5.50%	05/20/2042	1,058,956
1,089,216	GNMA, Pool# BM9287C	4.00%	08/20/2049	1,187,047
954,937	GNMA, Pool# MA7106M	2.00%	01/20/2036	987,950
968,235	GNMA, Pool# MA7164M	2.00%	02/20/2036	1,001,728
408,774	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	21,340
583,119	GNMA REMIC Trust, Series 2004-93 PD	5.00%	11/16/2034	636,503
95,958	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	109,108
546,381	GNMA REMIC Trust, Series 2012-52 WA#	6.18%	04/20/2038	641,820
884,409	GNMA REMIC Trust, Series 2016-012 KI~	5.00%	09/20/2038	154,686
574,720	GNMA REMIC Trust, Series 2017-083 ID~	7.00%	01/20/2039	106,472
708,151	GNMA REMIC Trust, Series 2011-2 DP#	5.46%	03/20/2039	795,399
1,035,797	GNMA REMIC Trust, Series 2010-105 IB~	4.50%	01/16/2040	100,522
668,073	GNMA REMIC Trust, Series 2016-68 IC#~	6.00%	01/20/2040	121,794
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	662,247
1,170,939	GNMA REMIC Trust, Series 2017-083 IK~	6.00%	05/20/2040	262,335
346,864	GNMA REMIC Trust, Series 2016-112 AW#	7.08%	12/20/2040	414,496
1,626,336	GNMA REMIC Trust, Series 2012-143 IC~	5.00%	10/16/2041	275,371
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	824,982
1,148,106	GNMA REMIC Trust, Series 2017-103 IM~	5.00%	06/20/2043	189,222
903,307	GNMA REMIC Trust, Series 2013-86 IA~	5.00%	06/20/2043	128,486
577,337	GNMA REMIC Trust, Series 2014-06 IG~	4.50%	01/16/2044	71,358
2,717,804	GNMA REMIC Trust, Series 2011-127 C#	3.50%	03/16/2047	2,819,673
629,193	GNMA REMIC Trust, Series 2018-127 PB	3.00%	09/20/2047	658,681
85,462	GNMA REMIC Trust, Series 2018-166 AB	4.00%	10/20/2047	88,559
1,090,527	GNMA REMIC Trust, Series 2018-166 BA	3.50%	11/20/2047	1,134,211
3,052,719	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	6.11%	11/20/2047	621,934
3,977,500	GNMA REMIC Trust, Series 2018-036 LI~	5.00%	03/20/2048	491,290
752,965	GNMA REMIC Trust, Series 2018-153 QA	3.50%	11/20/2048	816,125
985,234	GNMA REMIC Trust, Series 2019-152 LC	3.50%	10/20/2049	1,007,771
2,746,476	GNMA REMIC Trust, Series 2021-074 NG	1.75%	04/20/2051	2,796,018
1,564,948	GNMA REMIC Trust, Series 2014-135 I0#~	0.43%	01/16/2056	39,778
2,165,910	GNMA REMIC Trust, Series 2015-172 I0#~	0.70%	03/16/2057	71,485
3,374,210	GNMA REMIC Trust, Series 2016-40 I0#~	0.65%	07/16/2057	115,142
2,775,966	GNMA REMIC Trust, Series 2016-56 I0#~	0.90%	11/16/2057	137,811
4,075,012	GNMA REMIC Trust, Series 2016-98 I0#~	0.86%	05/16/2058	210,112
9,275,759	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	8,989,739

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2021

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 85.4% (Continued)
800,291	KKR Industrial Portfolio Trust, Series 2020-AIP D (1 Month LIBOR USD + 2.03%)^	2.10%	03/16/2037	802,962
1,300,000	Morgan Stanley Capital I Trust, Series 2019-NUGS A (1 Month LIBOR USD + 0.95%)^	2.45%	12/15/2036	1,305,404
538,707	SBA, Pool# 522053 (PRIME + 0.58%)	3.83%	05/25/2026	551,703
412,940	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	414,249
Total Mortgage Backed Securities (Cost $263,344,108)				273,644,753

Asset Backed Securities — 5.5%
1,948,677	American Homes 4 Rent Trust, Series 2014-SFR2 A^	3.79%	10/17/2036	2,073,956
2,130,000	American Homes 4 Rent Trust, Series 2014-SFR2 B^	4.29%	10/17/2036	2,269,187
2,400,577	American Homes 4 Rent Trust, Series 2014-SFR3 A^	3.68%	12/18/2036	2,559,076
323,428	American Homes 4 Rent Trust, Series 2015-SFR1 A^	3.47%	04/18/2052	343,561
221,701	American Homes 4 Rent Trust, Series 2015-SFR2 A^	3.73%	10/18/2052	238,709
250,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	272,080
1,404,000	AmeriCredit Automobile Receivables Trust, Series 2021-1 D	1.21%	12/18/2026	1,401,909
1,505,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	1,507,375
545,607	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	550,160
1,015,999	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	1,015,987
493,715	FREED ABS Trust, Series 2021-1CP A^	0.66%	03/20/2028	494,082
599,899	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.53%	12/19/2036	601,741
410,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	411,386
1,505,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,505,112
1,552,338	Progress Residential Trust, Series 2018-SFR3 A^	3.88%	10/18/2035	1,569,864
337,486	Theorem Funding Trust, Series 2020-1A A^	2.48%	10/15/2026	339,679
359,194	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	363,352
Total Asset Backed Securities (Cost $17,098,937)				17,517,216

Corporate Bonds & Notes — 0.6%
1,250,000	Darden Restaurants, Inc.	3.85%	05/01/2027	1,390,444
460,000	Land O’Lakes, Inc.^+	7.25%	04/04/2027	489,307
Total Corporate Bonds & Notes (Cost $1,748,632)				1,879,751

Municipal Bonds — 0.2%
600,000	Colorado Health Facilities Authority	2.80%	12/01/2026	611,193
Total Municipal Bonds (Cost $600,000)				611,193

Short-Term Investments — 18.8%

Money Market Funds — 18.8%
60,256,379	First American Government Obligations Fund — Class Z, 0.02%*			60,256,379
Total Short-Term Investments (Cost $60,256,379)				60,256,379
Total Investments — 110.5% (Cost $343,048,056)				353,909,292
Liabilities in Excess of Other Assets — (10.5)%				(33,506,815)
NET ASSETS — 100.0%				$320,402,477

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+	Perpetual security with no stated maturity date. Date shown is last call date.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2021

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	50	09/21/2021	$7,872,116	$8,037,500	$165,384
			$7,872,116	$8,037,500	$165,384

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(25)	09/30/2021	$(3,092,658)	$(3,085,742)	$6,916
U.S. Treasury 10-Year Note Futures	(132)	09/21/2021	(17,388,324)	(17,490,000)	(101,676)
			$(20,480,982)	$(20,575,742)	$(94,760)

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory – WMC Strategic European Equity Fund – Institutional Shares (the “Fund”) increased 32.55% in value. During the same period, the MSCI Europe Index (the “Index”), the Fund’s benchmark, increased 35.09%.

For the year ended June 30, 2021, the portfolio underperformed the Index. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance, driven by the Fund’s overweight to health care and underweight to consumer discretionary. This was partially offset by our overweight to industrials and lack of exposure to utilities, which were positive contributors. Security selection contributed to relative performance, most notably within the industrials, health care, and consumer staples sectors. This was partially offset by weak stock selection within financials and consumer discretionary.

From an individual stock perspective, our top relative contributors were Alfa Laval (industrials), Electrocomponents (industrials) and Brenntag (industrials). Our top relative detractors were UCB (health care), ASML Holding (information technology), and GlaxoSmithKline (health care). During the period, we initiated new positions in AstraZeneca, WPP, and Publicis. We eliminated positions in Epiroc, Merck, and Diageo.

Alfa Laval is a Swedish market leader in heat exchangers, separators and fluid handling products serving three main end markets: marine, energy and food and water. Shares rose over the period as the company continued to see solid demand coming out of the global pandemic. Alfa Laval continues to benefit from ESG tailwinds as its products tend to make processes more efficient, thereby reducing waste. The company recently released plans to acquire digital service company StormGeo from EQT Corporation.

UCB is a Belgian pharmaceutical and biotechnology company that focuses on central nervous system treatments (e.g., Parkinson’s disease, epilepsy) and immunologic diseases (e.g., inflammatory conditions like Crohn’s disease, arthritis). Additionally, the health care industry was the worst performing sector over the period and many stocks, regardless of their fundamental performance, traded off in sympathy with the broader sector. From a fundamental perspective, the company experienced some setbacks in terms of getting products to market, primarily driven by the pandemic and resultant changes in consumer behavior (i.e. significant decreases in doctor visits). We remain invested, however, as we believe there is meaningful upside based on the strength of the company’s pipeline and tailwinds from reopening.

Sincerely,

Carl Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Europe Index (“Index”) is an index that captures large and mid cap representation across 15 developed market countries in Europe.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
United Kingdom	32.2%
Germany	14.8%
France	12.5%
Sweden	9.9%
Switzerland	9.2%
Netherlands	5.0%
Belgium	4.0%
Spain	3.5%
Money Market Funds	2.6%
Portugal	1.7%
Austria	1.7%
Czech Republic	1.0%
Denmark	0.7%
Italy	0.1%
Other Assets and Liabilities	1.1%
100.0%
			Since Inception
Average Annual Total Return	One Year	Five Year	(10/21/13)
Institutional Shares	32.55%	11.23%	7.21%
Investor Shares	32.36%	11.07%	7.05%
Advisor Shares	32.01%	10.79%	6.80%
MSCI Europe Index	35.09%	10.34%	5.12%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.10%	1.25%	1.50%
Net Expense Ratio[1]	1.10%	1.25%	1.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/wmc-strategic-european-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 95.6%

Austria — 1.7%
126,719	Erste Group Bank AG	4,658,352
73,312	Porr AG*	1,390,950
61,043	Vienna Insurance Group AG
	Wiener Versicherung Gruppe	1,675,634
		7,724,936
Belgium — 4.0%
176,965	UCB S.A.	18,533,795

Czech Republic — 1.0%
132,397	Komercni banka, a.s.*	4,658,762

Denmark — 0.7%
6,431	ALK-Abello A/S*	3,069,353

France — 12.5%
102,147	Amundi S.A.	9,009,232
225,118	Bureau Veritas S.A.*	7,128,008
464,734	Elior Group S.A.*	3,476,032
589,227	Elis S.A.*	11,118,325
64,237	Legrand S.A.	6,808,036
12,385	Pernod Ricard S.A.	2,752,712
126,856	Publicis Groupe S.A.	8,118,134
66,584	Safran S.A.	9,240,702
		57,651,181
Germany — 14.1%
34,671	Beiersdorf AG	4,184,988
115,303	Brenntag SE	10,731,505
275,050	Fresenius SE & Co. KGaA	14,354,801
21,970	Hannover Rueck SE	3,677,946
193,551	Hensoldt AG	3,488,439
98,129	Jenoptik AG	2,685,449
173,116	Siemens Healthineers AG	10,614,278
329,528	United Internet AG	13,476,699
31,839	Washtec AG	1,976,931
		65,191,036
Italy — 0.1%
19,163	MARR SpA*	457,439

Netherlands — 5.0%
36,530	Heineken NV	4,434,712
240,147	QIAGEN NV*	11,608,319
69,237	Wolters Kluwer NV	6,959,261
		23,002,292
Portugal — 1.7%
432,154	Jeronimo Martins SGPS S.A.	7,885,731

Spain — 3.5%
307,989	Almirall S.A.	5,377,490
81,214	Fluidra S.A.	3,226,589
42,073	Laboratorios Farmaceuticos Rovi S.A.	2,913,456
64,812	Viscofan S.A.	4,517,600
		16,035,135
Sweden — 9.9%
375,241	Alfa Laval AB	13,262,983
378,918	Assa Abloy AB	11,423,590
338,731	Hexpol AB	4,187,482
1,048,735	Swedish Match AB	8,943,744
326,483	Trelleborg AB	7,588,289
		45,406,088
Switzerland — 9.2%
91,772	Julius Baer Group, Ltd.	5,993,926
219,408	Novartis AG	20,015,843
1,075,487	UBS Group AG	16,473,477
		42,483,246
United Kingdom — 32.2%
147,785	AstraZeneca PLC	17,755,489
913,775	BAE Systems PLC	6,602,949
1,921,297	Beazley PLC*	8,844,427
335,434	Bunzl PLC	11,096,559
247,932	Compass Group PLC*	5,223,403
1,809,276	ConvaTec Group PLC	6,021,660
370,251	Electrocomponents PLC	5,274,998
1,012,733	GlaxoSmithKline PLC	19,909,389
88,007	Hikma Pharmaceuticals PLC	2,978,319
167,407	IMI PLC	3,984,218
491,755	Lancashire Holdings Ltd.	4,172,001
26,033	Next PLC*	2,833,266
593,912	Prudential PLC	11,299,622
896,677	Rotork PLC	4,229,079
194,778	Savills PLC	3,109,352
470,008	Smith & Nephew PLC	10,193,162
456,797	Smiths Group PLC	10,060,411
126,985	Spectris PLC	5,695,526
683,405	WPP PLC	9,238,164
		148,521,994
Total Common Stocks (Cost $350,038,371)		440,620,988

Preferred Stocks — 0.7%

Germany — 0.7%
65,002	Fuchs Petrolub SE	3,163,275
Total Preferred Stocks (Cost $2,735,454)		3,163,275

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
11,868,531	First American Government
	Obligations Fund — Class Z, 0.02%#	11,868,531
Total Short-Term Investments (Cost $11,868,531)		11,868,531
Total Investments — 98.9% (Cost $364,642,356)		455,652,794
Other Assets in Excess of Liabilities — 1.1%		5,244,747
NET ASSETS — 100.0%		$460,897,541

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory Emerging Markets Select Fund – Institutional Shares (the “Fund”) increased 42.71%. During the same period, the FTSE Emerging Index (the “Index”), the Fund’s benchmark, increased 38.76%.

During the year, the Fund performed well across Asia, Latin America and Eastern Europe. Top contributors were stocks that were initially hard-hit by the COVID-19 pandemic but have since recovered as global economic activity has picked up. These include automotive and travel-related names in Asia and consumer cyclical and mining stocks in Latin America. Asia remains a key overweight allocation in the strategy, with notable exposure in India, South Korea and Taiwan. The strategy has maintained considerable exposure in China despite heightened regulatory scrutiny that has pressured a handful of the strategy’s Chinese holdings.

From a sector perspective, the portfolio’s information technology and consumer staples stocks were key contributors to overall returns, while consumer discretionary stocks underperformed on a relative basis. Within technology, the portfolio’s semiconductor holdings have benefited from a supply shortage and strong demand for semiconductors across a broad array of industries. Laggards for the year include Chinese internet-enabled businesses and education companies that have been negatively impacted by the regulatory environment in the country.

From an individual stock perspective, Taiwan Semiconductor, the largest position in the portfolio, was the Fund’s top contributor. POSCO, a South Korean steel manufacturer, and China Tourism Group, a Chinese specialty retailer focusing on duty free goods, were also top performers. Both were also examples of stocks that have benefited from a cyclical rebound in demand for their respective products. TAL Education, a Chinese education company, and Alibaba Group, an internet conglomerate, were among the bottom contributors as a result of Chinese regulatory pressure. Other bottom contributors include Akbank TAS, a Turkish bank, Shanghai International Airport, and Shimao Group Holdings, a Hong Kong-based real estate developer.

Over the 12-month period, the portfolio leaned into companies that were disproportionately impacted by the early days of the pandemic but were trading at attractive valuations. As the global economy reopened, many of these stocks rebounded sharply and have been top performers. Consequently, the Fund has trimmed some of these top performers and has continued to reallocate into parts of the market that offer more attractive opportunities.

Overall, we believe the portfolio maintains balanced exposure to emerging market companies that have the potential to benefit from long-term structural growth themes and are trading at attractive valuations on a normalized earnings basis.

Sincerely,

Chris H. Bartlett
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The FTSE Emerging Index (“Index”) is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
China	34.5%
Taiwan	15.6%
South Korea	14.0%
India	11.7%
Brazil	4.0%
United States	3.8%
Money Market Funds	3.3%
Russia	2.6%
Singapore	2.1%
Thailand	1.3%
United Kingdom	1.2%
Indonesia	1.1%
Turkey	1.0%
Hungary	0.9%
United Arab Emirates	0.9%
Czech Republic	0.8%
South Africa	0.8%
Malaysia	0.3%
Other Assets and Liabilities	0.1%
100.0%
			Since Inception
Average Annual Total Return	One Year	Five Year	(12/12/12)
Institutional Shares	42.71%	9.31%	4.15%
Investor Shares	42.56%	9.13%	3.98%
Advisor Shares	42.17%	8.85%	3.70%
FTSE Emerging Index	38.76%	12.40%	5.80%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.17%	1.32%	1.57%
Net Expense Ratio[1]	1.17%	1.32%	1.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/emerging-markets-select-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 91.9%

Brazil — 1.7%
2,645,200	Ambev S.A.	9,072,965

China — 34.5%
786,247	AIA Group, Ltd.	9,753,849
324,244	Alibaba Group Holding, Ltd.*	9,193,562
54,199	Alibaba Group Holding, Ltd. ADR*	12,291,249
110,495	Baidu, Inc.*	2,834,199
47,142	Baidu, Inc. ADR*	9,612,254
488,050	Beijing Oriental Yuhong
	Waterproof Technology Co., Ltd.	4,177,298
1,636,000	Brilliance China Automotive Holdings, Ltd.†	2,107
3,517,000	China Construction Bank Corp.	2,759,803
1,066,827	China Mengniu Dairy Co., Ltd.	6,444,973
808,000	China Overseas Land & Investment Ltd.	1,832,240
496,351	China Resources Beer Holdings Co., Ltd.	4,451,500
3,254,000	China Resources Power Holdings Co., Ltd.	4,445,248
128,381	China Tourism Group Duty Free Corp., Ltd.	5,954,747
2,407,811	Dongfeng Motor Group Co., Ltd.	2,161,327
4,392,471	Fangda Carbon New Material Co., Ltd.*	5,057,463
671,000	Galaxy Entertainment Group Ltd.*	5,365,377
138,716	Hong Kong Exchanges & Clearing Ltd.	8,257,733
113,000	Huazhu Group Ltd.*	606,165
74,571	Huazhu Group Ltd. ADR*	3,938,095
1,164,000	Industrial & Commercial Bank of China, Ltd.	682,126
13,503	Kweichow Moutai Co., Ltd.	4,295,084
2,914,000	Lenovo Group, Ltd.	3,346,442
1,131,894	Longfor Group Holdings, Ltd.	6,304,827
394,949	Midea Group Co., Ltd.	4,356,518
549,467	Ping An Insurance Group Co. of China, Ltd.	5,371,259
566,900	Sany Heavy Industry Co., Ltd.	2,547,626
1,269,128	Shimao Group Holdings Ltd.	3,108,989
329,371	Sun Hung Kai Properties, Ltd.	4,895,095
295,783	Tencent Holdings, Ltd.	22,270,245
163,202	Tencent Music Entertainment Group ADR*	2,526,367
361,272	Trip.com Group, Ltd. ADR*	12,810,705
1,677,500	Yue Yuen Industrial Holdings Ltd.*	4,135,051
87,157	Yum China Holdings, Inc.	5,774,151
17,860	Zai Lab Ltd. ADR*	3,161,041
		184,724,715
Czech Republic — 0.8%
152,986	CEZ AS	4,536,814

Hungary — 0.9%
89,885	OTP Bank PLC*	4,838,666

India — 11.7%
988,394	Ambuja Cements Ltd.	4,536,635
332,914	Aurobindo Pharma, Ltd.	4,328,008
687,342	Axis Bank, Ltd.*	6,937,464
45,604	Bajaj Finance Ltd.*	3,698,884
162,018	Escorts, Ltd.	2,664,395
244,208	ICICI Bank, Ltd.*	2,079,046
348,725	Larsen & Toubro, Ltd.	7,052,327
470,157	Macrotech Developers Ltd.*	4,324,268
387,114	Mahindra & Mahindra Ltd.	4,058,649
296,965	Reliance Industries Ltd.	8,444,608
241,624	Shriram Transport Finance Co., Ltd.	4,376,772
707,333	State Bank of India*	3,998,949
822,194	Wipro, Ltd.	6,034,044
		62,534,049
Indonesia — 1.1%
1,724,055	Bank Central Asia Tbk PT	3,585,524
6,113,900	Bank Mandiri Persero Tbk PT	2,492,615
		6,078,139
Malaysia — 0.3%
2,620,500	Genting Malaysia Bhd	1,749,270

Russia — 2.6%
126,856	LUKOIL PJSC ADR	11,773,813
254,133	Rosneft Oil Co. PJSC GDR	1,971,038
		13,744,851
Singapore — 2.1%
340,524	DBS Group Holdings, Ltd.	7,575,743
1,158,708	Wilmar International, Ltd.	3,884,864
		11,460,607
South Africa — 0.8%
290,186	Sasol, Ltd.*	4,420,727

South Korea — 13.6%
120,630	DB Insurance Co., Ltd.	5,874,297
144,513	Hankook Tire & Technology Co., Ltd.	6,630,870
15,320	Hugel, Inc.*	3,266,171
41,340	KB Financial Group, Inc.	2,051,706
37,575	Korea Shipbuilding &
	Offshore Engineering Co., Ltd.*	4,469,160
29,020	POSCO	8,968,622
398,563	Samsung Electronics Co., Ltd.	28,531,593
147,893	Samsung Engineering Co., Ltd.*	3,134,950
88,440	Shinhan Financial Group Co., Ltd.	3,193,081
58,136	SK Hynix, Inc.*	6,561,731
		72,682,181
Taiwan — 15.6%
248,727	Advantech Co., Ltd.	3,077,613
1,276,500	ASE Technology Holding Co., Ltd.	5,121,623
445,000	Catcher Technology Co., Ltd.	2,906,564
387,230	Chroma ATE, Inc.	2,659,846
3,511,000	Compal Electronics, Inc.	2,816,072
471,493	Delta Electronics, Inc.	5,122,235
184,147	Globalwafers Co., Ltd.	6,071,377
1,981,000	Hon Hai Precision Industry Co., Ltd.	7,953,729
1,844,000	Lite-On Technology Corp.	3,809,473
212,281	MediaTek, Inc.	7,320,774
1,702,457	Taiwan Semiconductor
	Manufacturing Co., Ltd.	36,667,574
		83,526,880
Thailand — 1.3%
725,200	Bangkok Bank PCL NVDR	2,560,307
1,480,700	Siam Commercial Bank PCL NVDR	4,535,490
		7,095,797

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 91.9%(Continued)

Turkey — 1.0%
3,267,210	Akbank T.A.S.	1,981,853
160,365	Ford Otomotiv Sanayi A.S.	3,128,548
		5,110,401
United Arab Emirates — 0.9%
2,430,302	Abu Dhabi Commercial Bank PJSC	4,548,773

United Kingdom — 1.2%
84,924	Antofagasta PLC	1,688,782
738,521	Standard Chartered PLC*	4,713,089
		6,401,871
United States — 1.8%
94,602	Cognizant Technology Solutions Corp.	6,552,135
181,284	Flex, Ltd.*	3,239,545
		9,791,680
Total Common Stocks (Cost $388,237,264)		492,318,386

Preferred Stocks — 2.7%

Brazil — 2.3%
3,393,127	Cia Energetica de Minas Gerais	8,281,910
629,700	Itau Unibanco Holding S.A.	3,775,313
		12,057,223
South Korea — 0.4%
21,449	Hyundai Motor Co.	2,199,236
Total Preferred Stocks (Cost $13,291,462)		14,256,459

Exchange Traded Funds — 2.0%

United States — 2.0%
114,168	iShares MSCI All Country Asia ex
	Japan Exchange Traded Fund	10,788,876
Total Exchange Traded Funds (Cost $10,476,770)		10,788,876

Short-Term Investments — 3.3%

Money Market Funds — 3.3%
17,814,072	First American Government
	Obligations Fund — Class Z, 0.02%#	17,814,072
Total Short-Term Investments (Cost $17,814,072)		17,814,072
Total Investments — 99.9% (Cost $429,819,568)		535,177,793
Other Assets in Excess of Liabilities — 0.1%		663,048
NET ASSETS — 100.0%		$535,840,841

*	Non-Income Producing
†	This security is being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2021

Dear Shareholders:

During the year ended June 30, 2021, the Brown Advisory – Beutel Goodman Large-Cap Value Fund – Institutional Shares (the “Fund”) increased 40.12% in value. During the same period, the Russell 1000® Value Index (the “Index”), the Fund’s benchmark, increased 43.68%.

Equity markets continued to rise steadily over the past year and reached all-time highs. Robust economic data driven by re-openings and continued stimulus from central banks provided positive impetus for equity markets. The Fund recorded strong positive returns but underperformed the Index. Relative underperformance was driven primarily by a combination of stock selection and an overweight in consumer staples, stock selection in health care and communication services, and an underweight in financials. This was partially offset by stock selection in the information technology and consumer discretionary sectors, and a combination of stock selection and an overweight in industrials.

From an individual stock perspective, American Express, Ingersoll Rand and Harley-Davidson were among the top contributors on an absolute return basis. American Express continued to execute well over the 12-month period as the shift from cash and check payments and the transition to online retail spending accelerated during the pandemic. Ingersoll Rand delivered on margin expansion by way of deal synergies. We believe the company is well-positioned to navigate through challenging environments. Harley-Davidson continued to show tangible signs of improved execution and the stock continued to recover from its lows in 2020 as market confidence in the company’s future prospects increases. Campbell Soup was the only material detractor from performance over the period. Campbell has been challenged by input-cost inflation and the return to normalization after a pandemic windfall which has led to a retailer drawdown of inventory levels. Company management, however, continues to execute well in our view and has deleveraged the balance sheet meaningfully over the past few years while maintaining the dividend.

We took advantage of market volatility to initiate positions in four new stocks: sensor and connectivity company TE Connectivity, e-commerce retailer eBay, recreational vehicle manufacturer Polaris and biotechnology company Biogen. We maintained our valuation discipline and exited from positions in BlackRock, KLA and Trane Technologies after deeming these to be fully valued following process-driven trims.

The market tug-of-war between growth and value continues to be a leading investment theme but is not interesting to us and we do not consider it important. Given our unique investment approach, our portfolio will never fit neatly into an absolute growth or value bucket. The recent market- defined value rally was, in our view, driven by a rebound in lower-quality companies and barely touched what we define as value stocks. Many of the Fund’s largest holdings have only recently traded at levels that approach where they were pre-pandemic in terms of market price. While the market was getting more expensive, the Fund’s biggest holdings remained undervalued relative to our targets.

We believe the valuation gap between the Fund and the broader market remains attractive, affording the portfolio the potential for good capital preservation and room for meaningful capital appreciation in our view. Over the period, several Fund holdings reached our target prices, leading to subsequent one-third sales and a recycling of funds from fully valued companies into others with more attractive valuations. Our focus on our process allows us to remain disciplined in searching for opportunities to own what we believe to be great companies trading at a deep discount to our estimate of their intrinsic value, which is what we believe will lead to the long-term success of our shareholders.

We thank you for your continued investment in the Fund.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2021

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. If a Fund is non-diversified, then its investments are not required to meet certain requirements under Federal law. A non-diversified fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions ad risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

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Brown Advisory – Beutel Goodman Large-Cap Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2021

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Value Index (“Index”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book ratios and lower expected growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Industrials	16.3%
Consumer Discretionary	15.3%
Consumer Staples	14.1%
Health Care	13.9%
Communication Services	13.5%
Information Technology	13.0%
Financials	10.4%
Money Market Funds	2.7%
Materials	1.0%
Other Assets and Liabilities	(0.2)%
100.0%
		Since Inception
Average Annual Total Return	One Year	(2/13/18)
Institutional Shares	40.12%	13.81%
Russell 1000® Value Index	43.68%	11.11%

Institutional Shares
Gross Expense Ratio[1]	0.58%
Net Expense Ratio[1]	0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/beutel-goodman-large-cap-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2020. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

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Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
June 30, 2021

Shares	Security Description	Value $

Common Stocks — 97.5%

Communication Services — 13.5%
653,640	Comcast Corp.	37,270,553
814,192	Omnicom Group, Inc.	65,127,218
947,360	Verizon Communications, Inc.	53,080,581
		155,478,352
Consumer Discretionary — 15.3%
19,675	AutoZone, Inc.*	29,359,429
896,270	eBay, Inc.	62,927,117
1,220,139	Harley-Davidson, Inc.	55,906,769
197,340	Polaris, Inc.	27,027,686
		175,221,001
Consumer Staples — 14.1%
1,155,580	Campbell Soup Co.	52,682,892
839,561	Kellogg Co.	54,008,959
415,370	Kimberly-Clark Corp.	55,568,199
		162,260,050
Financials — 10.4%
183,430	American Express Co.	30,308,139
196,320	Ameriprise Financial, Inc.	48,860,122
60,710	JPMorgan Chase & Co.	9,442,833
499,990	SEI Investments Co.	30,984,380
		119,595,474
Health Care — 13.9%
304,701	AmerisourceBergen Corp.	34,885,217
235,205	Amgen, Inc.	57,331,220
24,360	Biogen, Inc.*	8,435,137
756,155	Merck & Co., Inc.	58,806,174
		159,457,748
Industrials — 16.3%
103,855	Cummins, Inc.	25,320,888
1,085,814	Flowserve Corp.	43,780,020
1,096,954	Ingersoll Rand, Inc.*	53,542,325
27,170	Parker-Hannifin Corp.	8,344,179
678,855	Wabtec Corp.	55,869,766
		186,857,178
Information Technology — 13.0%
741,277	Amdocs, Ltd.	57,345,189
1,519,060	NortonLifeLock, Inc.	41,348,813
552,110	Oracle Corp.	42,976,242
59,390	TE Connectivity, Ltd.	8,030,122
		149,700,366
Materials — 1.0%
65,625	PPG Industries, Inc.	11,141,156
Total Common Stocks (Cost $926,154,226)		1,119,711,325

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
31,416,800	First American Government
	Obligations Fund — Class Z, 0.02%#	31,416,800
Total Short-Term Investments (Cost $31,416,800)		31,416,800
Total Investments — 100.2% (Cost $957,571,026)		1,151,128,125
Liabilities in Excess of Other Assets — (0.2)%		(1,757,438)
NET ASSETS — 100.0%		$1,149,370,687

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

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Statements of Assets and Liabilities
June 30, 2021

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,626,399,385	$281,303,043	$45,917,084	$3,457,834,523
Net unrealized appreciation (depreciation)	1,901,400,460	427,781,830	43,057,170	2,185,232,727
Total investments, at value	3,527,799,845	709,084,873	88,974,254	5,643,067,250
Cash	—	25,395	3,093	—
Receivables:
Fund shares sold	5,387,938	346,370	63	19,374,110
Interest and dividends	624,484	127,347	123,155	2,016,679
Foreign tax reclaims	—	—	17,091	—
Prepaid expenses and other assets	94,644	31,267	34,268	182,297
Total Assets	3,533,906,911	709,615,252	89,151,924	5,664,640,336
LIABILITIES
Payables:
Investments purchased	—	1,044,958	—	—
Fund shares redeemed	1,745,549	111,465	33,708	2,976,400
Distribution to shareholders	—	—	205,693	—
Accrued Liabilities:
Investment advisory fees	1,586,970	244,942	42,021	2,392,212
Service fees	144,119	61,326	7,972	269,448
Administration, accounting and transfer agent fees	149,918	28,732	4,001	234,510
Business management fees	140,204	28,563	3,637	220,728
Trustee fees	13,624	2,838	346	21,150
Distribution fees	6,641	1,206	238	87,433
Professional fees	94,331	34,824	22,558	130,638
Custody fees	18,598	3,576	1,045	28,205
Other liabilities	22,089	4,909	3,925	58,074
Total Liabilities	3,922,043	1,567,339	325,144	6,418,798
NET ASSETS	$3,529,984,868	$708,047,913	$88,826,780	$5,658,221,538

COMPONENTS OF NET ASSETS
Paid-in capital	$1,346,371,930	$261,423,214	$38,433,557	$3,389,805,386
Total distributable earnings (loss)	2,183,612,938	446,624,699	50,393,223	2,268,416,152
NET ASSETS	$3,529,984,868	$708,047,913	$88,826,780	$5,658,221,538

COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$2,321,277,807	$201,849,440	$24,045,240	$3,364,728,254
Shares outstanding (unlimited shares authorized)	62,075,112	5,891,660	1,504,991	75,506,383
Net asset value per share	$37.39	$34.26	$15.98	$44.56
Investor Shares:
Net assets	$1,174,665,550	$500,233,326	$63,599,998	$1,849,428,914
Shares outstanding (unlimited shares authorized)	31,933,112	14,645,050	3,981,860	42,132,399
Net asset value per share	$36.79	$34.16	$15.97	$43.90
Advisor Shares:
Net assets	$34,041,511	$5,965,147	$1,181,542	$444,064,370
Shares outstanding (unlimited shares authorized)	993,216	174,948	74,023	10,358,996
Net asset value per share	$34.27	$34.10	$15.96	$42.87

The accompanying notes are an integral part of these financial statements.

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Statements of Assets and Liabilities
June 30, 2021

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$133,158,868	$1,651,772,773	$809,358,330	$858,504,445
Net unrealized appreciation (depreciation)	59,161,010	912,519,646	432,635,548	384,891,307
Total investments, at value	192,319,878	2,564,292,419	1,241,993,878	1,243,395,752
Receivables:
Investments sold	2,268,164	45,383,094	—	—
Fund shares sold	68,262	3,265,565	5,115,964	2,355,781
Interest and dividends	26,353	871,138	1,740,887	362,042
Foreign tax reclaims	1,540	—	—	636,329
Prepaid expenses and other assets	28,203	96,206	50,170	44,895
Total Assets	194,712,400	2,613,908,422	1,248,900,899	1,246,794,799
LIABILITIES
Payables:
Investments purchased	1,974,665	15,809,530	—	—
Fund shares redeemed	25,379	677,160	129,521	198,036
Accrued Liabilities:
Investment advisory fees, net	99,660	1,795,060	885,746	655,238
Service fees	3,994	101,976	82,654	11,727
Administration, accounting and transfer agent fees	9,106	117,307	56,706	53,011
Business management fees	7,666	105,592	52,103	50,403
Trustee fees	746	10,391	5,294	4,952
Distribution fees	—	3,054	1,710	—
Professional fees	23,478	75,344	45,689	44,658
Custody fees	1,687	13,000	8,665	41,218
Other liabilities	4,130	64,275	9,332	6,093
Total Liabilities	2,150,511	18,772,689	1,277,420	1,065,336
NET ASSETS	$192,561,889	$2,595,135,733	$1,247,623,479	$1,245,729,463

COMPONENTS OF NET ASSETS
Paid-in capital	$121,754,711	$1,515,128,838	$864,838,069	$862,792,314
Total distributable earnings (loss)	70,807,178	1,080,006,895	382,785,410	382,937,149
NET ASSETS	$192,561,889	$2,595,135,733	$1,247,623,479	$1,245,729,463
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$159,180,447	$1,758,121,049	$591,095,963	$1,149,789,529
Shares outstanding (unlimited shares authorized)	8,016,245	27,905,183	19,934,918	50,878,474
Net asset value per share	$19.86	$63.00	$29.65	$22.60
Investor Shares:
Net assets	$33,381,442	$822,075,428	$648,402,551	$95,939,934
Shares outstanding (unlimited shares authorized)	1,689,342	26,161,041	21,905,817	4,256,222
Net asset value per share	$19.76	$31.42	$29.60	$22.54
Advisor Shares:
Net assets	$—	$14,939,256	$8,124,965	$—
Shares outstanding (unlimited shares authorized)	—	499,970	276,038	—
Net asset value per share	$—	$29.88	$29.43	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2021

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	SUSTAINABLE	MARYLAND
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Investments – unaffiliated, at cost	$147,541,322	$472,967,244	$239,442,715	$175,466,073
Investments – affiliated, at cost (Note 3)	20,242,902	—	—	—
Total investments, at cost	167,784,224	472,967,244	239,442,715	175,466,073
Net unrealized appreciation (depreciation) – unaffiliated	2,211,905	11,506,774	5,283,790	8,847,243
Net unrealized appreciation (depreciation) – affiliated (Note 3)	542,399	—	—	—
Total net unrealized appreciation (depreciation)	2,754,304	11,506,774	5,283,790	8,847,243
Investments – unaffiliated, at value	149,753,227	484,474,018	244,726,505	184,313,316
Investments – affiliated, at value (Note 3)	20,785,301	—	—	—
Total investments, at value	170,538,528	484,474,018	244,726,505	184,313,316
Cash deposit at broker – futures contracts (Note 6)	116,370	—	—	—
Gross unrealized appreciation – futures contracts (Note 6)	—	2,543,872	1,078,700	—
Receivables:
Investments sold	668	21,019,627	—	—
Fund shares sold	370,001	959,927	200,437	2,096
Interest and dividends	607,170	2,157,402	917,070	2,554,545
Prepaid expenses and other assets	30,956	32,008	55,975	7,252
Total Assets	171,663,693	511,186,854	246,978,687	186,877,209
LIABILITIES
Cash collateral from broker – futures contracts (Note 6)	—	917,746	3,848	—
Gross unrealized depreciation – futures contracts (Note 6)	—	712,946	345,187	—
Payables:
Investments purchased	—	66,158,852	22,664,071	—
Fund shares redeemed	24,458	94,378	182,943	30,933
Distribution to shareholders	106,176	360,927	189,323	259,982
Accrued Liabilities:
Investment advisory fees, net	36,922	108,947	52,587	46,025
Service fees	7,008	196	218	7,671
Administration, accounting and transfer agent fees	14,274	32,035	15,619	11,328
Business management fees	7,008	18,158	8,765	7,671
Trustee fees	693	1,795	846	759
Distribution fees	750	—	—	—
Professional fees	25,390	32,106	24,134	24,786
Custodian fees	1,030	3,107	1,890	1,408
Other liabilities	4,303	4,322	4,139	4,008
Total Liabilities	228,012	68,445,515	23,493,570	394,571
NET ASSETS	$171,435,681	$442,741,339	$223,485,117	$186,482,638

COMPONENTS OF NET ASSETS
Paid-in capital	$167,232,970	$427,992,890	$216,989,165	$181,154,563
Total distributable earnings (loss)	4,202,711	14,748,449	6,495,952	5,328,075
NET ASSETS	$171,435,681	$442,741,339	$223,485,117	$186,482,638
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$437,996,870	$218,476,373	$—
Shares outstanding (unlimited shares authorized)	—	41,741,719	20,962,654	—
Net asset value per share	$—	$10.49	$10.42	$—
Investor Shares:
Net assets	$167,774,318	$4,744,469	$5,008,744	$186,482,638
Shares outstanding (unlimited shares authorized)	15,190,026	452,244	480,556	17,137,226
Net asset value per share	$11.05	$10.49	$10.42	$10.88
Advisor Shares:
Net assets	$3,661,363	$—	$—	$—
Shares outstanding (unlimited shares authorized)	339,084	—	—	—
Net asset value per share	$10.80	$—	$—	$—
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2021

				BROWN
		BROWN		ADVISORY –
	BROWN	ADVISORY	BROWN	WMC
	ADVISORY	TAX-EXEMPT	ADVISORY	STRATEGIC
	TAX-EXEMPT	SUSTAINABLE	MORTGAGE	EUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,156,238,180	$175,884,081	$343,048,056	$364,642,356
Net unrealized appreciation (depreciation)	56,190,169	3,553,427	10,861,236	91,010,438
Total investments, at value	1,212,428,349	179,437,508	353,909,292	455,652,794
Cash	—	—	265,000	—
Foreign currency (Cost of $—, $—, $— and $3,254, respectively.)	—	—	—	3,236
Cash deposit at broker – futures contracts (Note 6)	—	—	186,241	—
Gross unrealized appreciation – futures contracts (Note 6)	—	—	172,300	—
Receivables:
Investments sold	—	—	20,702,404	2,980,854
Fund shares sold	4,980,620	700	8,635,127	290,301
Interest and dividends	8,793,750	1,763,806	1,361,971	865,432
Foreign tax reclaims	—	—	—	3,589,452
Prepaid expenses and other assets	56,626	27,666	33,224	33,734
Total Assets	1,226,259,345	181,229,680	385,265,559	463,415,803
LIABILITIES
Floating rate note obligations, interest and fees	19,453,791	—	—	—
Gross unrealized depreciation – futures contracts (Note 6)	—	—	101,676	—
Payables:
Investments purchased	1,918,096	1,811,715	63,961,128	1,807,720
Fund shares redeemed	479,717	23,797	384,693	259,201
Distribution to shareholders	1,963,701	172,569	252,925	—
Accrued Liabilities:
Investment advisory fees	299,335	45,167	76,204	343,577
Service fees	473	7,528	1,294	6,020
Administration, accounting and transfer agent fees	56,281	12,931	31,858	20,893
Business management fees	49,889	7,528	12,701	19,088
Trustee fees	4,951	755	1,250	1,895
Distribution fees	—	—	—	772
Professional fees	48,525	20,012	28,355	30,472
Custodian fees	6,255	1,417	6,130	22,162
Other liabilities	5,216	3,662	4,868	6,462
Total Liabilities	24,286,230	2,107,081	64,863,082	2,518,262
NET ASSETS	$1,201,973,115	$179,122,599	$320,402,477	$460,897,541

COMPONENTS OF NET ASSETS
Paid-in capital	$1,155,077,789	$173,779,280	$312,397,721	$362,566,371
Total distributable earnings (loss)	46,895,326	5,343,319	8,004,756	98,331,170
NET ASSETS	$1,201,973,115	$179,122,599	$320,402,477	$460,897,541
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,190,435,677	$—	$288,526,439	$417,418,991
Shares outstanding (unlimited shares authorized)	113,406,016	—	27,326,829	31,918,568
Net asset value per share	$10.50	$—	$10.56	$13.08
Investor Shares:
Net assets	$11,537,438	$179,122,599	$31,876,038	$39,750,964
Shares outstanding (unlimited shares authorized)	1,098,830	17,584,514	3,015,194	3,050,860
Net asset value per share	$10.50	$10.19	$10.57	$13.03
Advisor Shares:
Net assets	$—	$—	$—	$3,727,586
Shares outstanding (unlimited shares authorized)	—	—	—	289,387
Net asset value per share	$—	$—	$—	$12.88

The accompanying notes are an integral part of these financial statements.

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Statements of Assets and Liabilities
June 30, 2021

	BROWN	BROWN
	ADVISORY	ADVISORY –
	EMERGING	BEUTEL
	MARKETS	GOODMAN
	SELECT	LARGE-CAP
	FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$429,819,568	$957,571,026
Net unrealized appreciation (depreciation)	105,358,225	193,557,099
Total investments, at value	535,177,793	1,151,128,125
Foreign currency (Cost of $911,198, and $—, respectively.)	908,813	—
Receivables:
Investments sold	362,011	—
Fund shares sold	2,218,814	2,802,894
Interest and dividends	1,562,428	1,994,916
Foreign tax reclaims	28,686	519
Prepaid expenses and other assets	48,263	75,275
Total Assets	540,306,808	1,156,001,729
LIABILITIES
Payables:
Investments purchased	3,895,418	5,692,502
Fund shares redeemed	25,001	370,080
Accrued Liabilities:
Investment advisory fees	394,797	419,606
Service fees	732	—
Administration, accounting and transfer agent fees	23,557	45,722
Business management fees	21,933	46,623
Trustee fees	2,170	4,678
Distribution fees	5	—
Professional fees	31,553	38,275
Custodian fees	62,720	8,443
Other liabilities	8,081	5,113
Total Liabilities	4,465,967	6,631,042
NET ASSETS	$535,840,841	$1,149,370,687

COMPONENTS OF NET ASSETS
Paid-in capital	$452,003,523	$913,212,459
Total distributable earnings (loss)	83,837,318	236,158,228
NET ASSETS	$535,840,841	$1,149,370,687
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$529,908,416	$1,149,350,687
Shares outstanding (unlimited shares authorized)	42,161,907	79,752,937
Net asset value per share	$12.57	$14.41
Investor Shares:
Net assets	$5,908,145	$20,000
Shares outstanding (unlimited shares authorized)	470,469	1,388
Net asset value per share	$12.56	$14.41
Advisor Shares:
Net assets	$24,280	$—
Shares outstanding (unlimited shares authorized)	1,926	—
Net asset value per share	$12.60	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2021

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$15,094,974	$4,783,061	$1,977,334	$25,128,411
Less: foreign taxes withheld	(110,182)	(87,723)	(18,467)	(2,382)
Interest Income	25,351	4,376	1,019	23,918
Total investment income	15,010,143	4,699,714	1,959,886	25,149,947
EXPENSES
Investment advisory fees	17,978,858	2,584,772	499,046	24,279,680
Service fees – Investor Shares (Note 3)	1,633,563	637,128	89,231	2,310,182
Business management fees	1,573,387	298,096	41,587	2,202,969
Administration, accounting and transfer agent fees	826,872	151,792	22,999	1,136,989
Professional fees	143,236	43,569	23,870	185,437
Registration fees	124,517	50,572	42,147	164,450
Miscellaneous expenses	123,137	33,237	24,039	233,579
Trustee fees	102,861	19,338	2,744	137,328
Custody fees	98,893	19,466	4,001	143,413
Distribution fees – Advisor Shares (Note 3)	60,234	12,673	2,526	929,709
Service fees – Advisor Shares (Note 3)	36,140	7,604	1,516	557,826
Insurance fees	33,488	5,910	916	34,212
Total Expenses	22,735,186	3,864,157	754,622	32,315,774
Expenses waived by adviser – expense cap (Note 3)	—	—	(20,506)	—
Net Expenses	22,735,186	3,864,157	734,116	32,315,774
NET INVESTMENT INCOME (LOSS)	(7,725,043)	835,557	1,225,770	(7,165,827)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	461,819,891	34,441,388	9,558,819	133,852,813
Net change in unrealized appreciation (depreciation) on investments	495,474,320	183,930,591	12,065,441	1,304,746,396
NET REALIZED AND UNREALIZED GAIN (LOSS)	957,294,211	218,371,979	21,624,260	1,438,599,209
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$949,569,168	$219,207,536	$22,850,030	$1,431,433,382

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2021

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$529,234	$7,347,010	$13,864,276	$9,529,350
Less: foreign taxes withheld	(8,649)	(63,655)	—	(779,541)
Interest Income	1,513	43,339	12,309	4,391
Total investment income	522,098	7,326,694	13,876,585	8,754,200
EXPENSES
Investment advisory fees	1,076,388	18,464,400	8,527,662	6,218,766
Business management fees	82,799	1,086,141	501,627	478,367
Administration, accounting and transfer agent fees	46,691	567,478	247,723	248,693
Service fees – Investor Shares (Note 3)	46,614	1,035,195	814,207	122,688
Registration fees	35,372	88,435	51,731	44,046
Professional fees	25,746	103,750	58,962	56,971
Miscellaneous expenses	24,882	203,191	47,268	54,449
Custody fees	9,843	70,591	41,618	175,130
Trustee fees	5,200	69,019	31,949	29,947
Insurance fees	1,431	18,174	8,962	7,798
Distribution fees – Advisor Shares (Note 3)	—	35,193	13,394	—
Service fees – Advisor Shares (Note 3)	—	21,116	8,037	—
Total Expenses	1,354,966	21,762,683	10,353,140	7,436,855
Expenses waived by adviser – expense cap (Note 3)	(53,751)	—	—	(84,839)
Net Expenses	1,301,215	21,762,683	10,353,140	7,352,016
NET INVESTMENT INCOME (LOSS)	(779,117)	(14,435,989)	3,523,445	1,402,184
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	18,516,408	237,055,955	108,654,199	21,103,778
Less: foreign capital gains taxes paid	—	—	—	(93,427)
Net realized gain (loss)	18,516,408	237,055,955	108,654,199	21,010,351
Net change in unrealized appreciation (depreciation) on investments	39,063,177	514,202,972	312,738,342	270,587,214
NET REALIZED AND UNREALIZED GAIN (LOSS)	57,579,585	751,258,927	421,392,541	291,597,565
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$56,800,468	$736,822,938	$424,915,986	$292,999,749

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2021

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	SUSTAINABLE	MARYLAND
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$51,133	$—	$—
Dividend income – affiliated (Note 3)	116,329	—	—	—
Interest Income	2,442,304	7,770,233	3,822,394	4,333,012
Total investment income	2,558,633	7,821,366	3,822,394	4,333,012
EXPENSES
Investment advisory fees	515,920	1,309,874	571,165	537,860
Business management fees	85,987	218,312	95,194	89,643
Service fees – Investor Shares (Note 3)	84,151	2,722	1,876	89,643
Administration, accounting and transfer agent fees	74,822	165,869	79,292	64,476
Registration fees	35,909	44,887	43,255	7,015
Professional fees	27,971	38,841	26,773	27,573
Miscellaneous expenses	25,416	28,323	24,120	23,596
Distribution fees – Advisor Shares (Note 3)	9,181	—	—	—
Custodian fees	8,879	19,459	10,372	6,175
Trustee fees	5,636	14,452	6,156	5,947
Service fees – Advisor Shares (Note 3)	1,836	—	—	—
Insurance fees	1,748	4,518	1,815	2,033
Total Expenses	877,456	1,847,257	860,018	853,961
Expenses waived by adviser – investments in affiliates (Note 3)	(61,405)	—	—	—
Net Expenses	816,051	1,847,257	860,018	853,961
NET INVESTMENT INCOME (LOSS)	1,742,582	5,974,109	2,962,376	3,479,051
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	2,057,676	7,613,488	3,321,864	97,687
Investments – affiliated (Note 3)	5,442	—	—	—
Securities sold short	—	(7,032)	—	—
Futures contracts (Note 6)	—	(4,579,658)	(1,158,108)	—
Net realized gain (loss)	2,063,118	3,026,798	2,163,756	97,687
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	(2,412,237)	1,871,878	(1,854,862)	4,228,940
Investments – affiliated (Note 3)	186,993	—	—	—
Futures contracts (Note 6)	—	1,827,741	838,849	—
Net change in unrealized appreciation (depreciation)	(2,225,244)	3,699,619	(1,016,013)	4,228,940
NET REALIZED AND UNREALIZED GAIN (LOSS)	(162,126)	6,726,417	1,147,743	4,326,627
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,580,456	$12,700,526	$4,110,119	$7,805,678

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2021

				BROWN
		BROWN		ADVISORY –
	BROWN	ADVISORY	BROWN	WMC
	ADVISORY	TAX-EXEMPT	ADVISORY	STRATEGIC
	TAX-EXEMPT	SUSTAINABLE	MORTGAGE	EUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$3,095	$8,971,245
Less: foreign taxes withheld	—	—	—	(885,456)
Interest Income	27,164,593	3,345,143	503,254	10,219
Total investment income	27,164,593	3,345,143	506,349	8,096,008
EXPENSES
Investment advisory fees	3,502,039	556,202	847,679	3,363,975
Business management fees	583,673	92,700	141,280	186,888
Administration, accounting and transfer agent fees	343,080	71,195	159,735	103,049
Professional fees	66,680	22,778	32,598	35,703
Registration fees	65,127	32,549	34,977	39,098
Miscellaneous expenses	43,026	20,439	29,324	37,052
Trustee fees	39,098	5,944	9,306	12,218
Custodian fees	35,020	6,877	24,717	137,225
Interest expense and fees on floating rate note obligations	28,791	—	—	—
Insurance fees	12,699	1,643	2,940	3,753
Service fees – Investor Shares (Note 3)	5,175	92,700	11,475	52,889
Distribution fees – Advisor Shares (Note 3)	—	—	—	9,197
Service fees – Advisor Shares (Note 3)	—	—	—	5,518
Total expenses	4,724,408	903,027	1,294,031	3,986,565
NET INVESTMENT INCOME (LOSS)	22,440,185	2,442,116	(787,682)	4,109,443
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	20,808,707	2,004,560	3,012,803	45,125,577
Securities sold short	—	—	(21,093)	—
Futures contracts (Note 6)	—	—	658,279	—
Net realized gain (loss)	20,808,707	2,004,560	3,649,989	45,125,577
Net change in unrealized appreciation (depreciation) on:
Investments	32,884,664	3,896,490	1,247,685	52,604,293
Futures contracts (Note 6)	—	—	91,247	—
Net change in unrealized appreciation (depreciation)	32,884,664	3,896,490	1,338,932	52,604,293
NET REALIZED AND UNREALIZED GAIN (LOSS)	53,693,371	5,901,050	4,988,921	97,729,870
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$76,133,556	$8,343,166	$4,201,239	$101,839,313

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2021

	BROWN	BROWN
	ADVISORY	ADVISORY –
	EMERGING	BEUTEL
	MARKETS	GOODMAN
	SELECT	LARGE-CAP
	FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$8,690,279	$15,902,648
Less: foreign taxes withheld	(1,144,274)	—
Interest Income	4,243	9,151
Total investment income	7,550,248	15,911,799
EXPENSES
Investment advisory fees	3,581,760	3,455,323
Custodian fees	369,617	38,216
Business management fees	198,987	383,925
Administration, accounting and transfer agent fees	110,050	196,027
Miscellaneous expenses	74,719	33,877
Registration fees	55,482	38,435
Professional fees	36,334	46,701
Trustee fees	12,535	23,670
Service fees – Investor Shares (Note 3)	7,398	—
Insurance fees	3,181	5,346
Distribution fees – Advisor Shares (Note 3)	79	—
Service fees – Advisor Shares (Note 3)	48	—
Total Expenses	4,450,190	4,221,520
NET INVESTMENT INCOME (LOSS)	3,100,058	11,690,279
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	14,672,741	61,713,222
Less: foreign capital gains taxes paid	(195,381)	—
Net realized gain (loss)	14,477,360	61,713,222
Net change in unrealized appreciation (depreciation) on investments	101,914,885	172,843,343
NET REALIZED AND UNREALIZED GAIN (LOSS)	116,392,245	234,556,565
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$119,492,303	$246,246,844

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
OPERATIONS
Net investment income (loss)	$(7,725,043)	$(5,376,873)	$835,557	$1,763,590
Net realized gain (loss)	461,819,891	209,265,648	34,441,388	11,364,792
Net change in unrealized appreciation (depreciation)	495,474,320	336,064,454	183,930,591	38,237,879
Increase (Decrease) in Net Assets from Operations	949,569,168	539,953,229	219,207,536	51,366,261
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(96,150,732)	(78,470,295)	(5,183,375)	(6,703,163)
Investor Shares	(53,804,293)	(41,945,136)	(13,042,478)	(16,756,039)
Advisor Shares	(1,430,507)	(435,105)	(144,982)	(222,591)
Total Distributions from earnings	(151,385,532)	(120,850,536)	(18,370,835)	(23,681,793)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	458,256,416	400,871,155	30,225,050	15,519,730
Investor Shares	110,682,834	203,436,442	33,280,987	36,125,316
Advisor Shares	25,287,065	8,657,340	598,360	529,537
Reinvestment of distributions:
Institutional Shares	86,813,486	71,765,266	3,670,013	4,713,060
Investor Shares	46,667,508	38,531,279	8,053,785	8,421,752
Advisor Shares	1,176,723	384,904	129,212	194,869
Redemption of shares:
Institutional Shares	(594,751,190)	(419,582,417)	(22,716,693)	(28,046,512)
Investor Shares	(237,529,004)	(231,327,940)	(46,836,653)	(46,101,607)
Advisor Shares	(11,711,930)	(3,671,135)	(864,904)	(1,127,841)
Redemption fees:
Institutional Shares	8,175	16,456	59	119
Investor Shares	4,412	8,733	150	312
Advisor Shares	89	107	2	4
Increase (Decrease) from Capital Share Transactions	(115,095,416)	69,090,190	5,539,368	(9,771,261)
Increase (Decrease) in Net Assets	683,088,220	488,192,883	206,376,069	17,913,207
NET ASSETS
Beginning of period	2,846,896,648	2,358,703,765	501,671,844	483,758,637
End of period	$3,529,984,868	$2,846,896,648	$708,047,913	$501,671,844
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,793,461	15,650,481	1,021,861	685,993
Investor Shares	3,402,697	8,240,080	1,088,801	1,589,985
Advisor Shares	830,317	360,197	20,114	22,425
Reinvestment of distributions:
Institutional Shares	2,679,429	2,761,264	128,920	189,312
Investor Shares	1,462,931	1,502,780	283,689	339,273
Advisor Shares	39,540	15,991	4,558	7,852
Redemption of shares:
Institutional Shares	(18,067,236)	(16,182,952)	(784,283)	(1,248,345)
Investor Shares	(7,276,803)	(9,207,220)	(1,649,133)	(2,039,015)
Advisor Shares	(386,697)	(155,510)	(30,951)	(52,209)
Increase (Decrease) in shares outstanding	(3,522,361)	2,985,111	83,576	(504,729)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
OPERATIONS
Net investment income (loss)	$1,225,770	$1,344,548	$(7,165,827)	$(1,052,977)
Net realized gain (loss)	9,558,819	4,124,769	133,852,813	(33,269,143)
Net change in unrealized appreciation (depreciation)	12,065,441	(6,022,094)	1,304,746,396	505,822,522
Increase (Decrease) in Net Assets from Operations	22,850,030	(552,777)	1,431,433,382	471,500,402
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(1,503,436)	(2,414,169)	—	(7,161,993)
Investor Shares	(3,884,410)	(5,617,757)	—	(4,864,731)
Advisor Shares	(62,187)	(86,596)	—	(2,000,138)
Total Distributions from earnings	(5,450,033)	(8,118,522)	—	(14,026,862)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	614,324	1,634,954	1,563,805,836	793,321,819
Investor Shares	857,793	4,418,792	836,613,190	815,575,575
Advisor Shares	128,454	117,418	113,771,986	51,251,840
Reinvestment of distributions:
Institutional Shares	1,260,662	1,966,393	—	4,922,448
Investor Shares	2,113,481	2,374,278	—	4,633,379
Advisor Shares	57,774	77,983	—	1,807,570
Redemption of shares:
Institutional Shares	(4,644,705)	(5,336,182)	(616,247,511)	(195,572,031)
Investor Shares	(7,001,432)	(7,985,179)	(590,892,163)	(244,928,528)
Advisor Shares	(100,081)	(232,876)	(75,880,872)	(68,597,926)
Redemption fees:
Institutional Shares	137	—	35,520	41,514
Investor Shares	364	—	22,547	27,442
Advisor Shares	6	—	5,437	9,470
Increase (Decrease) from Capital Share Transactions	(6,713,223)	(2,964,419)	1,231,233,970	1,162,492,572
Increase (Decrease) in Net Assets	10,686,774	(11,635,718)	2,662,667,352	1,619,966,112
NET ASSETS
Beginning of period	78,140,006	89,775,724	2,995,554,186	1,375,588,074
End of period	$88,826,780	$78,140,006	$5,658,221,538	$2,995,554,186
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	41,333	118,475	41,474,197	28,646,694
Investor Shares	58,637	319,670	22,746,741	29,732,433
Advisor Shares	8,629	8,186	3,150,995	1,911,307
Reinvestment of distributions:
Institutional Shares	89,237	141,578	—	176,558
Investor Shares	151,075	169,098	—	168,303
Advisor Shares	4,102	5,612	—	66,972
Redemption of shares:
Institutional Shares	(324,173)	(430,780)	(16,100,160)	(7,111,324)
Investor Shares	(488,066)	(633,456)	(15,762,445)	(9,126,936)
Advisor Shares	(7,074)	(17,381)	(2,043,919)	(2,528,241)
Increase (Decrease) in shares outstanding	(466,300)	(318,998)	33,465,409	41,935,766

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
OPERATIONS
Net investment income (loss)	$(779,117)	$(91,538)	$(14,435,989)	$(7,492,479)
Net realized gain (loss)	18,516,408	(4,741,929)	237,055,955	(20,160,153)
Net change in unrealized appreciation (depreciation)	39,063,177	12,639,597	514,202,972	72,885,748
Increase (Decrease) in Net Assets from Operations	56,800,468	7,806,130	736,822,938	45,233,116
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	(147,231)	(11,896,784)	(18,379,205)
Investor Shares	—	(3,180)	(5,863,246)	(9,927,383)
Advisor Shares	—	—	(116,750)	(295,436)
Total Distributions from earnings	—	(150,411)	(17,876,780)	(28,602,024)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	41,408,797	59,227,073	530,516,528	374,470,987
Investor Shares	3,288,623	31,906,535	220,054,702	112,714,527
Advisor Shares	—	—	2,322,172	3,190,952
Reinvestment of distributions:
Institutional Shares	—	105,612	10,885,113	17,184,357
Investor Shares	—	3,180	4,488,157	6,524,308
Advisor Shares	—	—	94,232	235,996
Redemption of shares:
Institutional Shares	(28,292,095)	(10,777,556)	(309,822,737)	(202,151,171)
Investor Shares	(9,487,455)	(4,613,788)	(140,236,741)	(107,708,327)
Advisor Shares	—	—	(4,440,626)	(5,389,945)
Redemption fees:
Institutional Shares	34	—	10,187	1,729
Investor Shares	7	—	4,967	869
Advisor Shares	—	—	93	23
Increase (Decrease) from Capital Share Transactions	6,917,911	75,851,056	313,876,047	199,074,305
Increase (Decrease) in Net Assets	63,718,379	83,506,775	1,032,822,205	215,705,397
NET ASSETS
Beginning of period	128,843,510	45,336,735	1,562,313,528	1,346,608,131
End of period	$192,561,889	$128,843,510	$2,595,135,733	$1,562,313,528
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,392,734	4,918,916	9,824,740	9,043,798
Investor Shares	186,548	2,204,386	7,823,520	5,730,004
Advisor Shares	—	—	89,978	156,259
Reinvestment of distributions:
Institutional Shares	—	7,754	192,793	392,516
Investor Shares	—	234	159,267	298,050
Advisor Shares	—	—	3,511	11,297
Redemption of shares:
Institutional Shares	(1,618,248)	(910,792)	(5,563,525)	(4,943,275)
Investor Shares	(558,836)	(366,462)	(4,910,617)	(5,234,383)
Advisor Shares	—	—	(169,814)	(276,297)
Increase (Decrease) in shares outstanding	402,198	5,854,036	7,449,853	5,177,969

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		GLOBAL LEADERS FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
OPERATIONS
Net investment income (loss)	$3,523,445	$7,579,285	$1,402,184	$1,697,619
Net realized gain (loss)	108,654,199	(130,124,556)	21,010,351	(20,527,544)
Net change in unrealized appreciation (depreciation)	312,738,342	(56,534,126)	270,587,214	78,134,617
Increase (Decrease) in Net Assets from Operations	424,915,986	(179,079,397)	292,999,749	59,304,692
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(2,636,684)	(17,665,988)	(1,219,498)	(1,110,880)
Investor Shares	(2,476,129)	(29,652,680)	(81,118)	(61,528)
Advisor Shares	(8,815)	(388,948)	—	—
Total Distributions from earnings	(5,121,628)	(47,707,616)	(1,300,616)	(1,172,408)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	169,637,501	175,871,287	327,175,286	385,866,483
Investor Shares	103,752,623	208,267,812	9,721,189	50,300,050
Advisor Shares	3,444,448	378,763	—	—
Reinvestment of distributions:
Institutional Shares	1,304,113	12,695,459	303,142	257,184
Investor Shares	641,899	18,062,610	70,480	46,787
Advisor Shares	7,959	368,764	—	—
Redemption of shares:
Institutional Shares	(106,244,029)	(223,014,986)	(49,946,130)	(43,163,681)
Investor Shares	(116,625,651)	(222,672,600)	(6,091,604)	(11,848,832)
Advisor Shares	(1,895,710)	(2,823,549)	—	—
Redemption fees:
Institutional Shares	3,937	236	1,470	112
Investor Shares	4,854	365	144	12
Advisor Shares	46	5	—	—
Increase (Decrease) from Capital Share Transactions	54,031,990	(32,865,834)	281,233,977	381,458,115
Increase (Decrease) in Net Assets	473,826,348	(259,652,847)	572,933,110	439,590,399
NET ASSETS
Beginning of period	773,797,131	1,033,449,978	672,796,353	233,205,954
End of period	$1,247,623,479	$773,797,131	$1,245,729,463	$672,796,353
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,785,199	9,485,098	16,373,896	25,846,034
Investor Shares	4,300,398	10,851,428	477,255	3,607,720
Advisor Shares	120,477	16,534	—	—
Reinvestment of distributions:
Institutional Shares	54,887	499,923	15,226	15,218
Investor Shares	27,039	712,736	3,545	2,770
Advisor Shares	337	14,634	—	—
Redemption of shares:
Institutional Shares	(4,405,364)	(10,565,739)	(2,498,105)	(2,933,381)
Investor Shares	(4,929,069)	(12,378,205)	(308,680)	(770,558)
Advisor Shares	(79,338)	(137,221)	—	—
Increase (Decrease) in shares outstanding	1,874,566	(1,500,812)	14,063,137	25,767,803
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
OPERATIONS
Net investment income (loss)	$1,742,582	$3,185,538	$5,974,109	$8,593,332
Net realized gain (loss)	2,063,118	1,740,365	3,026,798	15,660,030
Net change in unrealized appreciation (depreciation)	(2,225,244)	2,603,423	3,699,619	2,256,513
Increase (Decrease) in Net Assets from Operations	1,580,456	7,529,326	12,700,526	26,509,875
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(14,293,838)	(15,553,156)
Investor Shares	(2,024,012)	(3,179,760)	(189,740)	(182,090)
Advisor Shares	(35,872)	(74,932)	—	—
Total Distributions from earnings	(2,059,884)	(3,254,692)	(14,483,578)	(15,735,246)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	150,248,925	222,481,486
Investor Shares	69,035,600	47,528,552	2,544,231	1,981,023
Advisor Shares	54,578	79,040	—	—
Reinvestment of distributions:
Institutional Shares	—	—	8,155,243	8,508,031
Investor Shares	745,482	1,015,867	171,436	140,974
Advisor Shares	32,893	68,639	—	—
Redemption of shares:
Institutional Shares	—	—	(106,757,079)	(99,570,279)
Investor Shares	(49,833,684)	(39,581,033)	(2,461,886)	(2,682,606)
Advisor Shares	(43,882)	(251,405)	—	—
Redemption fees:
Institutional Shares	—	—	741	128
Investor Shares	—	—	9	3
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	19,990,987	8,859,660	51,901,620	130,858,760
Increase (Decrease) in Net Assets	19,511,559	13,134,294	50,118,568	141,633,389
NET ASSETS
Beginning of period	151,924,122	138,789,828	392,622,771	250,989,382
End of period	$171,435,681	$151,924,122	$442,741,339	$392,622,771
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	14,146,348	21,740,019
Investor Shares	6,201,443	4,387,167	238,850	193,932
Advisor Shares	5,017	7,481	—	—
Reinvestment of distributions:
Institutional Shares	—	—	769,645	835,677
Investor Shares	67,135	93,839	16,183	13,795
Advisor Shares	3,031	6,485	—	—
Redemption of shares:
Institutional Shares	—	—	(10,107,352)	(9,712,425)
Investor Shares	(4,487,530)	(3,683,244)	(233,230)	(258,127)
Advisor Shares	(4,048)	(23,583)	—	—
Increase (Decrease) in shares outstanding	1,785,048	788,145	4,830,444	12,812,871

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE BOND FUND		MARYLAND BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
OPERATIONS
Net investment income (loss)	$2,962,376	$3,671,135	$3,479,051	$4,213,987
Net realized gain (loss)	2,163,756	4,532,009	97,687	40,685
Net change in unrealized appreciation (depreciation)	(1,016,013)	2,575,255	4,228,940	(1,469,500)
Increase (Decrease) in Net Assets from Operations	4,110,119	10,778,399	7,805,678	2,785,172
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(6,647,215)	(5,317,862)	—	—
Investor Shares	(123,028)	(40,327)	(4,243,704)	(4,826,066)
Total Distributions from earnings	(6,770,243)	(5,358,189)	(4,243,704)	(4,826,066)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	102,466,710	79,922,729	—	—
Investor Shares	3,548,318	2,242,093	24,968,339	32,579,695
Reinvestment of distributions:
Institutional Shares	3,271,157	2,196,982	—	—
Investor Shares	95,926	36,876	1,006,650	1,125,659
Redemption of shares:
Institutional Shares	(38,120,567)	(60,501,878)	—	—
Investor Shares	(714,914)	(1,071,319)	(19,252,616)	(37,539,392)
Redemption fees:
Institutional Shares	1,554	1,401	—	—
Investor Shares	29	19	—	1,579
Increase (Decrease) from Capital Share Transactions	70,548,213	22,826,903	6,722,373	(3,832,459)
Increase (Decrease) in Net Assets	67,888,089	28,247,113	10,284,347	(5,873,353)
NET ASSETS
Beginning of period	155,597,028	127,349,915	176,198,291	182,071,644
End of period	$223,485,117	$155,597,028	$186,482,638	$176,198,291
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	9,729,795	7,806,001	—	—
Investor Shares	338,049	217,078	2,312,457	3,032,321
Reinvestment of distributions:
Institutional Shares	310,735	216,092	—	—
Investor Shares	9,127	3,605	93,166	104,031
Redemption of shares:
Institutional Shares	(3,634,984)	(5,944,196)	—	—
Investor Shares	(68,198)	(106,285)	(1,781,703)	(3,483,049)
Increase (Decrease) in shares outstanding	6,684,524	2,192,295	623,920	(346,697)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY
	BROWN ADVISORY		TAX-EXEMPT SUSTAINABLE
	TAX-EXEMPT BOND FUND		BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020 *
OPERATIONS
Net investment income (loss)	$22,440,185	$26,817,863	$2,442,116	$737,502
Net realized gain (loss)	20,808,707	(10,370,011)	2,004,560	117,164
Net change in unrealized appreciation (depreciation)	32,884,664	(5,369,003)	3,896,490	(343,063)
Increase (Decrease) in Net Assets from Operations	76,133,556	11,078,849	8,343,166	511,603
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(29,711,781)	(30,647,912)	—	—
Investor Shares	(260,612)	(399,133)	(2,559,299)	(737,502)
Total Distributions from earnings	(29,972,393)	(31,047,045)	(2,559,299)	(737,502)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	370,614,846	615,524,124	—	—
Investor Shares	4,295,133	11,031,021	109,926,761	167,248,379
Reinvestment of distributions:
Institutional Shares	7,240,171	7,064,583	—	—
Investor Shares	179,967	259,177	451,744	115,022
Redemption of shares:
Institutional Shares	(305,615,768)	(481,534,100)	—	—
Investor Shares	(3,328,557)	(20,193,394)	(94,071,642)	(10,105,718)
Redemption fees:
Institutional Shares	6	15,020	—	—
Investor Shares	—	173	85	—
Increase (Decrease) from Capital Share Transactions	73,385,798	132,166,604	16,306,948	157,257,683
Increase (Decrease) in Net Assets	119,546,961	112,198,408	22,090,815	157,031,784
NET ASSETS
Beginning of period	1,082,426,154	970,227,746	157,031,784	—
End of period	$1,201,973,115	$1,082,426,154	$179,122,599	$157,031,784
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	35,903,729	60,408,578	—	—
Investor Shares	415,733	1,072,669	10,983,189	16,911,731
Reinvestment of distributions:
Institutional Shares	701,699	693,059	—	—
Investor Shares	17,415	25,314	44,955	11,664
Redemption of shares:
Institutional Shares	(29,550,681)	(47,976,531)	—	—
Investor Shares	(324,070)	(2,009,926)	(9,344,231)	(1,022,794)
Increase (Decrease) in shares outstanding	7,163,825	12,213,163	1,683,913	15,900,601

*	Fund commenced operations on December 2, 2019. Information is for the period from December 2, 2019 to June 30, 2020.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
OPERATIONS
Net investment income (loss)	$(787,682)	$2,756,155	$4,109,443	$1,196,646
Net realized gain (loss)	3,649,989	10,399,819	45,125,577	17,572,658
Net change in unrealized appreciation (depreciation)	1,338,932	2,065,623	52,604,293	(41,969,646)
Increase (Decrease) in Net Assets from Operations	4,201,239	15,221,597	101,839,313	(23,200,342)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(1,503,072)	(4,158,492)	(20,009,676)	(24,582,304)
Investor Shares	(118,094)	(32,311)	(1,879,956)	(865,242)
Advisor Shares	—	—	(220,820)	(308,735)
Total Distributions from earnings	(1,621,166)	(4,190,803)	(22,110,452)	(25,756,281)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	110,872,804	49,987,536	114,798,417	93,369,220
Investor Shares	24,528,218	11,565,585	24,558,529	10,769,625
Advisor Shares	—	—	455,367	358,021
Reinvestment of distributions:
Institutional Shares	294,936	667,996	12,839,068	13,910,236
Investor Shares	117,644	32,110	1,770,675	806,296
Advisor Shares	—	—	209,582	302,297
Redemption of shares:
Institutional Shares	(63,258,102)	(105,124,840)	(68,574,420)	(243,637,655)
Investor Shares	(2,689,608)	(2,198,388)	(16,467,048)	(6,471,686)
Advisor Shares	—	—	(1,542,550)	(3,895,250)
Redemption fees:
Institutional Shares	93	1,179	8	211
Investor Shares	10	13	1	11
Advisor Shares	—	—	—	3
Increase (Decrease) from Capital Share Transactions	69,865,995	(45,068,809)	68,047,629	(134,488,671)
Increase (Decrease) in Net Assets	72,446,068	(34,038,015)	147,776,490	(183,445,294)
NET ASSETS
Beginning of period	247,956,409	281,994,424	313,121,051	496,566,345
End of period	$320,402,477	$247,956,409	$460,897,541	$313,121,051
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,524,847	4,865,234	9,389,076	8,968,861
Investor Shares	2,327,339	1,116,122	2,044,309	1,053,546
Advisor Shares	—	—	38,762	33,648
Reinvestment of distributions:
Institutional Shares	28,000	65,368	1,097,369	1,221,044
Investor Shares	11,152	3,096	151,859	71,108
Advisor Shares	—	—	18,193	26,901
Redemption of shares:
Institutional Shares	(6,005,046)	(10,277,006)	(5,890,250)	(25,118,358)
Investor Shares	(254,888)	(214,179)	(1,266,112)	(631,412)
Advisor Shares	—	—	(135,282)	(378,649)
Increase (Decrease) in shares outstanding	6,631,404	(4,441,365)	5,447,924	(14,753,311)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY –
	EMERGING MARKETS		BEUTEL GOODMAN
	SELECT FUND		LARGE-CAP VALUE FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
OPERATIONS
Net investment income (loss)	$3,100,058	$4,043,341	$11,690,279	$20,271,705
Net realized gain (loss)	14,477,360	(23,123,861)	61,713,222	(16,714,433)
Net change in unrealized appreciation (depreciation)	101,914,885	(3,503,124)	172,843,343	3,067,903
Increase (Decrease) in Net Assets from Operations	119,492,303	(22,583,644)	246,246,844	6,625,175
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(2,138,888)	(4,125,513)	(22,311,318)	(7,657,728)
Investor Shares	(21,367)	(46,220)	—	—
Advisor Shares	(21)	(1,296)	—	—
Total Distributions from earnings	(2,160,276)	(4,173,029)	(22,311,318)	(7,657,728)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	182,958,474	113,704,766	527,531,771	257,251,330
Investor Shares	1,523,609	1,096,194	20,000	—
Advisor Shares	10,218	6,426	—	—
Reinvestment of distributions:
Institutional Shares	412,838	705,403	5,500,846	3,633,330
Investor Shares	20,969	43,772	—	—
Advisor Shares	21	1,296	—	—
Redemption of shares:
Institutional Shares	(36,476,602)	(147,468,241)	(59,629,241)	(104,804,022)
Investor Shares	(1,427,705)	(1,623,716)	—	—
Advisor Shares	(49,719)	(95,199)	—	—
Redemption fees:
Institutional Shares	123	272	150	955
Investor Shares	2	4	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	146,972,228	(33,629,023)	473,423,526	156,081,593
Increase (Decrease) in Net Assets	264,304,255	(60,385,696)	697,359,052	155,049,040
NET ASSETS
Beginning of period	271,536,586	331,922,282	452,011,635	296,962,595
End of period	$535,840,841	$271,536,586	$1,149,370,687	$452,011,635
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	15,248,156	13,203,555	41,377,447	24,554,210
Investor Shares	127,777	125,988	1,388	—
Advisor Shares	878	725	—	—
Reinvestment of distributions:
Institutional Shares	36,341	71,325	446,135	314,395
Investor Shares	1,846	4,426	—	—
Advisor Shares	2	130	—	—
Redemption of shares:
Institutional Shares	(3,305,092)	(18,060,646)	(4,687,212)	(10,606,917)
Investor Shares	(134,055)	(198,402)	—	—
Advisor Shares	(4,854)	(12,782)	—	—
Increase (Decrease) in shares outstanding	11,970,999	(4,865,681)	37,137,758	14,261,688

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/20	06/30/21	$29.05	(0.06)	10.02	9.96	—	(1.62)	(1.62)	$37.39	35.14%	$2,321,278		(0.19)%	0.67%	0.67%	25%
07/01/19	06/30/20	24.80	(0.04)	5.56	5.52	—	(1.27)	(1.27)	29.05	22.88	1,849,565		(0.16)	0.69	0.69	22
07/01/18	06/30/19	23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	24.80	16.69	1,523,633		(0.19)	0.70	0.70	22
07/01/17	06/30/18	20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	23.91	28.89	289,434		(0.29)	0.71	0.71	25
07/01/16	06/30/17	19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	20.03	13.91	276,592		(0.16)	0.72	0.72	40

Investor Shares*
07/01/20	06/30/21	28.64	(0.11)	9.88	9.77	—	(1.62)	(1.62)	36.79	34.98	1,174,666		(0.34)	0.82	0.82	25
07/01/19	06/30/20	24.50	(0.08)	5.49	5.41	—	(1.27)	(1.27)	28.64	22.70	983,640		(0.31)	0.84	0.84	22
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388		(0.34)	0.85	0.85	22
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180		(0.44)	0.86	0.86	25
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383		(0.31)	0.87	0.87	40

Advisor Shares*
07/01/20	06/30/21	26.84	(0.18)	9.23	9.05	—	(1.62)	(1.62)	34.27	34.63	34,042		(0.59)	1.07	1.07	25
07/01/19	06/30/20	23.09	(0.14)	5.16	5.02	—	(1.27)	(1.27)	26.84	22.39	13,692		(0.56)	1.09	1.09	22
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683		(0.59)	1.10	1.10	22
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215		(0.69)	1.11	1.11	25
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479		(0.56)	1.12	1.12	40

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/20	06/30/21	24.36	0.07	10.76	10.83	(0.09)	(0.84)	(0.93)	34.26	45.26	201,849		0.25	0.54	0.54	13
07/01/19	06/30/20	22.92	0.11	2.50	2.61	(0.15)	(1.02)	(1.17)	24.36	11.29	134,574		0.47	0.56	0.56	12
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190		0.78	0.57	0.57	14
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218		0.48	0.72	0.72	15
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431		0.61	0.73	0.73	15

Investor Shares*
07/01/20	06/30/21	24.31	0.03	10.73	10.76	(0.07)	(0.84)	(0.91)	34.16	45.05	500,233		0.10	0.69	0.69	13
07/01/19	06/30/20	22.88	0.07	2.49	2.56	(0.11)	(1.02)	(1.13)	24.31	11.12	362,695		0.32	0.71	0.71	12
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917		0.63	0.72	0.72	14
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109		0.33	0.87	0.87	15
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360		0.46	0.88	0.88	15

Advisor Shares*
07/01/20	06/30/21	24.30	(0.04)	10.72	10.68	(0.04)	(0.84)	(0.88)	34.10	44.69	5,965		(0.15)	0.94	0.94	13
07/01/19	06/30/20	22.90	0.02	2.48	2.50	(0.08)	(1.02)	(1.10)	24.30	10.84	4,403		0.07	0.96	0.96	12
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652		0.38	0.97	0.97	14
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445		0.08	1.12	1.12	15
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842		0.21	1.13	1.13	15

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/20	06/30/21	$12.97	0.23	3.75	3.98	(0.23)	(0.74)	(0.97)	$15.98	31.84%	$24,045		1.59%	0.77%	0.80%	20%
07/01/19	06/30/20	14.15	0.23	(0.10)	0.13	(0.23)	(1.08)	(1.31)	12.97	0.46	22,026		1.66	0.80	0.80	16
07/01/18	06/30/19	14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	14.15	13.12	26,449		1.87	0.80	0.80	11
07/01/17	06/30/18	13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	14.41	9.51	27,975		1.70	0.77	0.77	14
07/01/16	06/30/17	12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	13.80	13.36	29,587		1.94	0.77	0.77	7

Investor Shares*
07/01/20	06/30/21	12.96	0.21	3.75	3.96	(0.21)	(0.74)	(0.95)	15.97	31.67	63,600		1.44	0.92	0.95	20
07/01/19	06/30/20	14.15	0.21	(0.11)	0.10	(0.21)	(1.08)	(1.29)	12.96	0.24	55,228		1.51	0.95	0.95	16
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890		1.79	0.92	0.92	7

Advisor Shares*
07/01/20	06/30/21	12.96	0.17	3.74	3.91	(0.17)	(0.74)	(0.91)	15.96	31.27	1,182		1.19	1.17	1.20	20
07/01/19	06/30/20	14.14	0.17	(0.10)	0.07	(0.17)	(1.08)	(1.25)	12.96	0.05	886		1.26	1.20	1.20	16
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422		1.54	1.17	1.17	7

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/20	06/30/21	31.96	(0.03)	12.63	12.60	—	—	—	44.56	39.42	3,364,728		(0.08)	0.65	0.65	23
07/01/19	06/30/20	26.39	0.01	5.77	5.78	—	(0.21)	(0.21)	31.96	22.01	1,601,989		0.05	0.70	0.70	20
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177		(0.10)	0.73	0.73	41

Investor Shares*
07/01/20	06/30/21	31.52	(0.09)	12.47	12.38	—	—	—	43.90	39.28	1,849,429		(0.23)	0.80	0.80	23
07/01/19	06/30/20	26.07	(0.03)	5.69	5.66	—	(0.21)	(0.21)	31.52	21.82	1,108,023		(0.10)	0.85	0.85	20
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954		(0.25)	0.88	0.88	41

Advisor Shares*
07/01/20	06/30/21	30.86	(0.18)	12.19	12.01	—	—	—	42.87	38.92	444,064		(0.48)	1.05	1.05	23
07/01/19	06/30/20	25.59	(0.09)	5.57	5.48	—	(0.21)	(0.21)	30.86	21.53	285,542		(0.35)	1.10	1.10	20
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012		(0.50)	1.13	1.13	41
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/01/20	06/30/21	$13.86	(0.08)	6.08	6.00	—	—	—	$19.86	43.03%	$159,180		(0.44)%	0.76%	0.79%	48%
07/01/19	06/30/20	13.14	(0.01)	0.77	0.76	—	(0.04)	(0.04)	13.86	5.68	100,367		(0.11)	0.70	0.88	35
07/02/18^	06/30/19	11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	13.14	16.36	42,404		(0.00)	0.70	1.04	46

Investor Shares*
07/01/20	06/30/21	13.81	(0.10)	6.05	5.95	—	—	—	19.76	42.90	33,381		(0.59)	0.91	0.94	48
07/01/19	06/30/20	13.12	(0.03)	0.76	0.73	—	(0.04)	(0.04)	13.81	5.46	28,477		(0.26)	0.85	1.03	35
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46
10/02/17^	06/30/18	10.00	(0.01)	1.37	1.36	—	—	—	11.36	13.60	21,377		(0.16)	0.85	1.58	29

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/20	06/30/21	44.31	(0.34)	19.48	19.14	—	(0.45)	(0.45)	63.00	43.31	1,758,121		(0.61)	0.95	0.95	32
07/01/19	06/30/20	44.24	(0.20)	1.15	0.95	—	(0.88)	(0.88)	44.31	2.18	1,039,126		(0.48)	0.97	0.97	29
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30
07/01/16	06/30/17	31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	35.15	16.57	165,615		(0.49)	0.98	0.98	22

Investor Shares*
07/01/20	06/30/21	22.13	(0.21)	9.72	9.51	—	(0.22)	(0.22)	31.42	43.11	822,075		(0.76)	1.10	1.10	32
07/01/19	06/30/20	22.13	(0.13)	0.57	0.44	—	(0.44)	(0.44)	22.13	2.02	511,028		(0.63)	1.12	1.12	29
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185		(0.64)	1.13	1.13	22

Advisor Shares*
07/01/20	06/30/21	21.10	(0.26)	9.25	8.99	—	(0.21)	(0.21)	29.88	42.74	14,939		(1.01)	1.35	1.35	32
07/01/19	06/30/20	21.15	(0.18)	0.55	0.37	—	(0.42)	(0.42)	21.10	1.78	12,159		(0.88)	1.37	1.37	29
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852		(0.89)	1.38	1.38	22

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/20	06/30/21	$19.25	0.11	10.44	10.55	(0.15)	—	(0.15)	$29.65	54.97%	$591,096		0.43%	0.95%	0.95%	42%
07/01/19	06/30/20	24.77	0.21	(4.46)	(4.25)	(0.13)	(1.14)	(1.27)	19.25	(18.38)	336,819		0.94	0.97	0.97	56
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038		0.68	0.97	0.97	30

Investor Shares*
07/01/20	06/30/21	19.22	0.07	10.42	10.49	(0.11)	—	(0.11)	29.60	54.74	648,403		0.28	1.10	1.10	42
07/01/19	06/30/20	24.75	0.18	(4.46)	(4.28)	(0.11)	(1.14)	(1.25)	19.22	(18.49)	432,498		0.79	1.12	1.12	56
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317		0.53	1.12	1.12	30

Advisor Shares*
07/01/20	06/30/21	19.10	0.01	10.36	10.37	(0.04)	—	(0.04)	29.43	54.37	8,125		0.03	1.35	1.35	42
07/01/19	06/30/20	24.64	0.12	(4.44)	(4.32)	(0.08)	(1.14)	(1.22)	19.10	(18.71)	4,480		0.54	1.37	1.37	56
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974		0.28	1.37	1.37	30

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
07/01/20	06/30/21	16.38	0.03	6.22	6.25	(0.03)	—	(0.03)	22.60	38.17	1,149,790		0.16	0.76	0.76	14
07/01/19	06/30/20	15.24	0.07	1.13	1.20	(0.06)	—	(0.06)	16.38	7.85	605,983		0.45	0.75	0.82	27
10/31/18^	06/30/19	13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	15.24	16.38	214,263		0.71	0.75	0.88	23

Investor Shares*
07/01/20	06/30/21	16.36	—	6.20	6.20	(0.02)	—	(0.02)	22.54	37.91	95,940		0.01	0.91	0.91	14
07/01/19	06/30/20	15.23	0.05	1.12	1.17	(0.04)	—	(0.04)	16.36	7.68	66,813		0.30	0.90	0.97	27
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23
07/01/17	06/30/18	11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	13.82	20.28	86,112		0.60	0.85	1.10	26
07/01/16	06/30/17	9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	11.50	19.39	39,354		0.39	0.85	1.16	35

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/20	06/30/21	$11.06	0.11	0.02	0.13	(0.13)	(0.01)	(0.14)	$11.05	1.11%	$167,774		1.02%	0.47%	0.50%	50%
07/01/19	06/30/20	10.72	0.24	0.35	0.59	(0.25)	—	(0.25)	11.06	5.55	148,300		2.24	0.49	0.53	105
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941		1.88	0.45	0.51	62

Advisor Shares*
07/01/20	06/30/21	10.82	0.08	0.01	0.09	(0.10)	(0.01)	(0.11)	10.80	0.79	3,661		0.77	0.72	0.75	50
07/01/19	06/30/20	10.49	0.21	0.34	0.55	(0.22)	—	(0.22)	10.82	5.32	3,624		1.99	0.74	0.78	105
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098		1.63	0.70	0.76	62

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/20	06/30/21	10.51	0.14	0.18	0.32	(0.15)	(0.19)	(0.34)	10.49	3.10	437,997		1.37	0.42	0.42	130
07/01/19	06/30/20	10.22	0.27	0.52	0.79	(0.28)	(0.22)	(0.50)	10.51	7.90	388,100		2.62	0.45	0.45	143
07/01/18	06/30/19	9.78	0.32	0.44	0.76	(0.32)	—	(0.32)	10.22	7.90	246,074		3.26	0.49	0.49	106
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686		2.36	0.51	0.51	216

Investor Shares*
07/01/20	06/30/21	10.51	0.14	0.18	0.32	(0.15)	(0.19)	(0.34)	10.49	3.05	4,744		1.32	0.47	0.47	130
07/01/19	06/30/20	10.22	0.26	0.52	0.78	(0.27)	(0.22)	(0.49)	10.51	7.85	4,523		2.57	0.50	0.50	143
07/01/18	06/30/19	9.78	0.32	0.43	0.75	(0.31)	—	(0.31)	10.22	7.85	4,916		3.21	0.54	0.54	106
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668		2.31	0.56	0.56	216

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.44	218,476		1.56	0.45	0.45	89
07/01/19	06/30/20	10.13	0.27	0.54	0.81	(0.28)	(0.12)	(0.40)	10.54	8.14	153,472		2.63	0.48	0.48	97
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.39	5,009		1.51	0.50	0.50	89
07/01/19	06/30/20	10.13	0.26	0.54	0.80	(0.27)	(0.12)	(0.39)	10.54	8.09	2,125		2.58	0.53	0.53	97
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66
08/07/17^	06/30/18	10.00	0.21	(0.34)	(0.13)	(0.17)	—	(0.17)	9.70	(1.27)	54,291		2.41	0.60	0.71	64

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/20	06/30/21	$10.67	0.21	0.26	0.47	(0.26)	—	(0.26)	$10.88	4.41%	$186,483		1.94%	0.48%	0.48%	17%
07/01/19	06/30/20	10.80	0.25	(0.09)	0.16	(0.29)	—	(0.29)	10.67	1.44	176,198		2.31	0.49	0.49	37
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—	(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25
07/01/16	06/30/17	10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)	(0.27)	10.62	(0.27)	181,518		2.14	0.49	0.49	53

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/01/20	06/30/21	10.08	0.20	0.49	0.69	(0.27)	—	(0.27)	10.50	6.87	1,190,436		1.92	0.40	0.40	47
07/01/19	06/30/20	10.20	0.24	(0.08)	0.16	(0.28)	—	(0.28)	10.08	1.59	1,072,444		2.38	0.42	0.42	80
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/20	06/30/21	10.09	0.19	0.48	0.67	(0.26)	—	(0.26)	10.50	6.72	11,537		1.87	0.45	0.45	47
07/01/19	06/30/20	10.20	0.24	(0.07)	0.17	(0.28)	—	(0.28)	10.09	1.64	9,982		2.33	0.47	0.47	80
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—	(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	9.94	(0.29)	257,602		2.88	0.49	0.49	55

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:

Investor Shares*
07/01/20	06/30/21	9.88	0.13	0.32	0.45	(0.13)	(0.01)	(0.14)	10.19	4.57	179,123		1.32	0.49	0.49	66
12/02/19^	06/30/20	10.00	0.08	(0.12)	(0.04)	(0.08)	—	(0.08)	9.88	(0.37)	157,032		1.45	0.55	0.55	39

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/20	06/30/21	10.46	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.56	1.53	288,526		(0.27)	0.45	0.45	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.17)	—	(0.17)	10.46	6.09	238,202		1.07	0.47	0.47	139
07/01/18	06/30/19	9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	10.02	6.72	281,728		2.29	0.47	0.47	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—	(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)	(0.27)	9.87	(0.52)	342,705		1.53	0.46	0.46	414

Investor Shares*
07/01/20	06/30/21	10.47	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.57	1.48	31,876		(0.32)	0.50	0.50	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.16)	—	(0.16)	10.47	6.15	9,755		1.02	0.52	0.52	139
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—	(0.23)	9.66	0.21	321		1.81	0.52	0.52	336
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)	(0.27)	9.87	(0.68)	738		1.48	0.51	0.51	414

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/20	06/30/21	$10.51	0.13	3.20	3.33	(0.03)	(0.73)	(0.76)	$13.08	32.55%	$417,419		1.12%	1.05%	1.05%	51%
07/01/19	06/30/20	11.15	0.03	(0.07)	(0.04)	(0.10)	(0.50)	(0.60)	10.51	(0.66)	287,081		0.29	1.09	1.09	53
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34
07/01/17	06/30/18	12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	12.42	3.97	927,916		1.03	1.07	1.07	33
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—	(0.13)	12.05	23.32	1,176,492		1.10	1.09	1.09	27

Investor Shares*
07/01/20	06/30/21	10.48	0.12	3.18	3.30	(0.02)	(0.73)	(0.75)	13.03	32.36	39,751		0.97	1.20	1.20	51
07/01/19	06/30/20	11.12	0.01	(0.06)	(0.05)	(0.09)	(0.50)	(0.59)	10.48	(0.77)	22,224		0.14	1.24	1.24	53
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—	(0.12)	12.05	23.18	7,367		0.95	1.24	1.24	27

Advisor Shares*
07/01/20	06/30/21	10.38	0.08	3.16	3.24	(0.01)	(0.73)	(0.74)	12.88	32.01	3,728		0.72	1.45	1.45	51
07/01/19	06/30/20	11.03	(0.01)	(0.07)	(0.08)	(0.07)	(0.50)	(0.57)	10.38	(1.04)	3,816		(0.11)	1.49	1.49	53
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—	(0.10)	11.98	22.91	10,740		0.70	1.49	1.49	27

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/20	06/30/21	8.86	0.09	3.69	3.78	(0.07)	—	(0.07)	12.57	42.71	529,908		0.78	1.12	1.12	61
07/01/19	06/30/20	9.34	0.11	(0.48)	(0.37)	(0.11)	—	(0.11)	8.86	(4.04)	267,282		1.27	1.16	1.16	62
07/01/18	06/30/19	10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	9.34	(3.35)	326,693		1.20	1.26	1.26	131
07/01/17	06/30/18	10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	10.06	(0.12)	513,535		1.57	1.15	1.15	13
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)	—	(0.11)	10.17	18.04	407,616		1.31	1.17	1.17	23

Investor Shares*
07/01/20	06/30/21	8.85	0.07	3.69	3.76	(0.05)	—	(0.05)	12.56	42.56	5,908		0.63	1.27	1.27	61
07/01/19	06/30/20	9.33	0.10	(0.49)	(0.39)	(0.09)	—	(0.09)	8.85	(4.29)	4,202		1.12	1.31	1.31	62
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)	—	(0.10)	10.15	17.90	183,378		1.16	1.32	1.32	23

Advisor Shares*
07/01/20	06/30/21	8.87	0.04	3.70	3.74	(0.01)	—	(0.01)	12.60	42.17	24		0.38	1.52	1.52	61
07/01/19	06/30/20	9.37	0.08	(0.50)	(0.42)	(0.08)	—	(0.08)	8.87	(4.61)	52		0.87	1.56	1.56	62
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)	—	(0.07)	10.19	17.65	253		0.91	1.57	1.57	23
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/20	06/30/21	$10.61	0.20	3.99	4.19	(0.39)	—	(0.39)	$14.41	40.12%	$1,149,351		1.52%	0.55%	0.55%	42%
07/01/19	06/30/20	10.47	0.56	(0.20)	0.36	(0.10)	(0.12)	(0.22)	10.61	3.27	452,012		5.26	0.57	0.57	32
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11

*
Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations.  The increase in the portfolio turnover rate  for Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2021

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,

•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,

•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,

•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,

•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,

•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,

•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•	Brown Advisory Total Return Fund (“Total Return Fund”) seeks to provide a competitive total return consistent with the preservation of principal,

•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,

•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•
Brown Advisory Tax-Exempt Sustainable Bond Fund (“Tax-Exempt Sustainable Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain environmental, social, and governance criteria,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,

•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2021

The Funds commenced operations as follows:

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Sustainable Bond	7/2/2018	8/7/2017	—
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Maryland Bond	—	12/21/2000	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Tax-Exempt
Mid-Cap Growth	7/2/2018	10/2/2017	—	Sustainable Bond	—	12/2/2019	—
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Mortgage Securities	5/13/2014	12/26/2013	—
Small-Cap				WMC Strategic
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	European Equity	10/21/2013	10/21/2013	10/21/2013
Global Leaders	10/31/2018	7/1/2015	—	Emerging Markets Select	12/12/2012	12/12/2012	12/12/2012
Intermediate Income	—	11/2/1995	5/13/1991	Beutel Goodman
Total Return	10/30/2014	10/30/2014	—	Large-Cap Value	2/13/2018	6/30/2021	—

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over- the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic open-ended mutual funds are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level

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Notes to Financial Statements
June 30, 2021

utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the   lines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2021, the Small-Cap Growth Fund and Emerging Markets Select Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total value of such securities held as of June 30, 2021 was $1,783,450 or 0.1% of Small-Cap Growth Fund’s net assets and $2,107 or 0.0% of Emerging Market Select Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of June 30, 2021:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$3,367,883,630	$—	$—
REIT^	106,918,114	—	—
Short-Term Investments	52,998,101	—	—
Total Investments	$3,527,799,845	$—	$—

Flexible Equity Fund
Common Stocks	$668,653,114	$—	$—
REIT^	16,506,511	—	—
Short-Term Investments	23,925,248	—	—
Total Investments	$709,084,873	$—	$—

Equity Income Fund
Common Stocks	$80,937,216	$—	$—
Preferred Stocks	1,362,988	—	—
REIT^	3,650,914	—	—
Short-Term Investments	3,023,136	—	—
Total Investments	$88,974,254	$—	$—

Sustainable Growth Fund
Common Stocks	$5,349,731,142	$—	$—
REIT^	216,866,501	—	—
Short-Term Investments	76,469,607	—	—
Total Investments	$5,643,067,250	$—	$—

Mid-Cap Growth Fund
Common Stocks	$180,886,243	$—	$—
REIT^	4,025,181	—	—
Short-Term Investments	7,408,454	—	—
Total Investments	$192,319,878	$—	$—

Small-Cap Growth Fund
Common Stocks	$2,387,652,640	$—	$—
Private Placements	—	—	1,783,450
REIT^	57,856,400	—	—
Short-Term Investments	116,999,929	—	—
Total Investments	$2,562,508,969	$—	$1,783,450

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Notes to Financial Statements
June 30, 2021

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$1,122,251,686	$—	$—
REIT^	93,161,581	—	—
Short-Term Investments	26,580,611	—	—
Total Investments	$1,241,993,878	$—	$—

Global Leaders Fund
Common Stocks:
China	$—	$79,267,500	$—
France	—	42,099,708	—
Germany	—	66,963,993	—
India	—	31,539,712	—
Indonesia	—	27,257,253	—
Netherlands	—	32,607,825	—
Sweden	—	30,380,906	—
Switzerland	—	64,033,642	—
Taiwan	48,312,011	—	—
United Kingdom	—	34,153,569	—
United States	771,386,076	—	—
Short-Term Investments	15,393,557	—	—
Total Investments	$835,091,644	$408,304,108	$—

Intermediate Income Fund
Corporate Bonds & Notes	$—	$48,047,173	$—
Mortgage Backed Securities	—	34,482,423	—
Asset Backed Securities	—	18,376,975	—
U.S. Treasury Notes	—	45,994,247	—
Affiliated Mutual Funds	20,785,301	—	—
Short-Term Investments	2,852,409	—	—
Total Investments	$23,637,710	$146,900,818	$—

Total Return Fund
Corporate Bonds & Notes	$—	$172,094,063	$—
Mortgage Backed Securities	—	135,753,369	—
Asset Backed Securities	—	78,561,322	—
U.S. Treasury Notes	—	70,243,946	—
Municipal Bonds	—	1,890,027	—
Short-Term Investments	24,131,317	1,799,974	—
Total Investments	$24,131,317	$460,342,701	$—
Futures Contracts – Long*	$2,486,565	$—	$—
Futures Contracts – Short*	$(655,639)	$—	$—

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$86,707,931	$—
Mortgage Backed Securities	—	67,377,386	—
Asset Backed Securities	—	20,018,904	—
U.S. Treasury Notes	—	18,774,414	—
Foreign Government Bonds	—	17,125,760	—
Municipal Bonds	—	9,741,533	—
Short-Term Investments	24,730,581	249,996	—
Total Investments	$24,730,581	$219,995,924	$—
Futures Contracts – Long*	$1,052,401	$—	$—
Futures Contracts – Short*	$(318,888)	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$182,986,541	$—
Short-Term Investments	1,326,775	—	—
Total Investments	$1,326,775	$182,986,541	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$1,202,615,311	$—
Short-Term Investments	9,813,038	—	—
Total Investments	$9,813,038	$1,202,615,311	$—

Tax-Exempt Sustainable Bond Fund
Municipal Bonds	$—	$174,431,544	$—
Short-Term Investments	5,005,964	—	—
Total Investments	$5,005,964	$174,431,544	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$273,644,753	$—
Asset Backed Securities	—	17,517,216	—
Corporate Bonds & Notes	—	1,879,751	—
Municipal Bonds	—	611,193	—
Short-Term Investments	60,256,379	—	—
Total Investments	$60,256,379	$293,652,913	$—
Futures Contracts – Long*	$165,384	$—	$—
Futures Contracts – Short*	$(94,760)	$—	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$1,675,634	$6,049,302	$—
Belgium	—	18,533,795	—
Czech Republic	—	4,658,762	—
Denmark	—	3,069,353	—
France	—	57,651,181	—
Germany	3,488,439	61,702,597	—
Italy	—	457,439	—
Netherlands	—	23,002,292	—
Portugal	—	7,885,731	—
Spain	2,913,456	13,121,679	—
Sweden	—	45,406,088	—
Switzerland	—	42,483,246	—
United Kingdom	6,021,660	142,500,334	—
Preferred Stocks	—	3,163,275	—
Short-Term Investments	11,868,531	—	—
Total Investments	$25,967,720	$429,685,074	$—

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Notes to Financial Statements
June 30, 2021

	Level 1	Level 2	Level 3
Emerging Markets Select Fund
Common Stocks:
Brazil	$9,072,965	$—	$—
China	50,720,027	134,002,581	2,107
Czech Republic	—	4,536,814	—
Hungary	—	4,838,666	—
India	4,324,268	58,209,781	—
Indonesia	—	6,078,139	—
Malaysia	—	1,749,270	—
Russia	—	13,744,851	—
Singapore	—	11,460,607	—
South Africa	—	4,420,727	—
South Korea	—	72,682,181	—
Taiwan	—	83,526,880	—
Thailand	—	7,095,797	—
Turkey	—	5,110,401	—
United Arab Emirates	—	4,548,773	—
United Kingdom	—	6,401,871	—
United States	9,791,680	—	—
Preferred Stocks:
Brazil	12,057,223	—	—
South Korea	—	2,199,236	—
Exchanged Traded Funds	10,788,876	—	—
Short-Term Investments	17,814,072	—	—
Total Investments	$114,569,111	$420,606,575	$2,107

Beutel Goodman Large-Cap Value Fund
Common Stocks	$1,119,711,325	$—	$—
Short-Term Investments	31,416,800	—	—
Total Investments	$1,151,128,125	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of the date of this report.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Private Placements
Balance as of June 30, 2020	$1,814,370
Purchases	—
Distributions / returns of capital	(897,750)
Realized gains	897,750
Change in unrealized appreciation (depreciation)	(30,920)
Balance as June 30, 2021	$1,783,450
Change in unrealized appreciation (depreciation) for Level 3 investments held at June 30, 2021	$(30,920)

Private Placements – The inputs utilized in valuing the private placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

Emerging Markets Select Fund	Common Stock
Balance as of June 30, 2020	$—
Transfers into Level 3	1,537,485
Change in unrealized appreciation (depreciation)	(1,535,378)
Balance as of June 30, 2021	$2,107
Change in unrealized appreciation (depreciation) for Level 3 investments held at June 30, 2021	$(1,535,378)

Common Stock – The inputs utilized in valuing the common stock consist of information disclosed by the Audit Committee of Brilliance China Automotive Holdings, Ltd. (“Brilliance China”) which indicated that certain wholly owned subsidiaries have entered into unauthorized transactions resulting in material unknown and unauthorized liabilities for Brilliance China.  The discovery of these liabilities, litigation related to these liabilities, as well as the search for any additional unknown liabilities has resulted in Brilliance China’s annual audit being delayed indefinitely and past the March 31, 2021 deadline for the company to continue trading on the Hong Kong Stock Exchange.

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Notes to Financial Statements
June 30, 2021

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized to contractual maturity, estimated maturity, or next call date, as applicable. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund. Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods. In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. None of the Funds purchased, sold or wrote any options during the year ended June 30, 2021.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Tender Option Bonds – Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund may engage in tender option bond (“TOB”) transactions up to 5% of its net assets which are accounted for by the funds as a secured borrowing. In a typical TOB transaction, a Fund or another party deposits fixed-rate municipal bonds or other securities into a special purposes entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues short-term

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Notes to Financial Statements
June 30, 2021

floating rate interests (“Floaters”), which are generally sold to third party investors (often money market funds) and residual interests (“Residual Interests”), which are generally held by the Fund or party that contributed the securities to the TOB Trust. The interest rates payable on the Residual Interests bear an inverse relationship to the interest rate on the Floaters. The interest rate on the Floaters is reset by a remarketing process typically every 7 to 35 days. After income is paid on the Floaters at current, short-term rates, the residual income from the underlying bond held by the TOB Trust goes to the Residual Interests. If a Fund is the depositor of the municipal bonds or other securities to the TOB Trust, the Fund will receive the proceeds from the TOB Trust’s sale of the Floaters, less certain transaction costs. These proceeds may be used by the Fund to invest in other securities, which would have a leveraging effect on the Fund.

Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the holder of the Residual Interests bears substantially all of the underlying bond’s downside investment risk and also benefits from any appreciation in the value of the underlying bond. Investments in Residual Interests typically will involve greater risk than investments in the underlying municipal bond, including the risk of loss of principal. Because changes in the interest rate on the Floaters inversely affect the residual interest paid on the Residual Interests, the value of the Residual Interests is generally more volatile than that of a fixed-rate municipal bond. Floaters and Residual Interests are subject to interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received by the Residual Interests when short-term interest rates rise, and increase the interest received when short-term interest rates fall.

The Residual Interests held by a Fund provide the Fund with the right to: (1) cause the holders of the Floaters to tender their notes at par, and (2) cause the sale of the underlying bond held by the TOB Trust, thereby collapsing the TOB Trust. A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. Each Fund does not currently intend to invest in a TOB Trust on a recourse basis, although each Fund reserves the right to do so in the future. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Floaters to tender their Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE, as such term is defined below). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered Floaters.

The TOB Trust may also be collapsed without the consent of a Fund, as the holder of the Residual Interest, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the underlying municipal bond is subject to federal income taxation. Upon the occurrence of a TOTE, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floaters up to par plus accrued interest owed on the Floaters and a portion of gain share, if any, with the balance paid out to the holder of the Residual Interests. In the case of a mandatory termination event, as defined in the TOB Trust agreements, after the payment of fees, the holders of the Floaters would be paid before the holders of the Residual Interests (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of the Floaters and the holders of the Residual Interests would be paid pro rata in proportion to the respective face values of their certificates.

The use of Residual Interests will require the Fund to earmark or segregate liquid assets in an amount equal to any Floaters, plus any accrued but unpaid interest due on the Floaters, issued by a TOB Trust sponsored by, or on behalf of, the Fund that are not owned by the Fund. The use of Residual Interests may also require the Fund to earmark or segregate liquid assets in an amount equal to loans provided by the Liquidity Provider to the TOB Trust to purchase tendered Floaters. The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

Under GAAP, securities of a Fund that are deposited into a TOB Trust continue to be treated as investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding Floaters issued by a TOB Trust are presented as “Floating rate note obligations, interest and fees” in the liabilities section of the Fund’s Statement of Assets and Liabilities and also includes interest and fees associated with the floating rate obligations. Interest income from the underlying security is recorded by the Fund on an accrual basis and included as part of “Interest Income” on the Statements of Operations. Interest expense and other fees incurred on the Floaters is included on the Statement of Operations as “Interest expense and fees on floating rate note obligations”. During the year ended as of the date of this report, the Tax-Exempt Bond Fund engaged in TOB transactions and $28,791 of such expenses were incurred. As of the year ended as of the date of this report, the Tax-Exempt Bond fund has

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Notes to Financial Statements
June 30, 2021

$19,425,000 in outstanding floating rate obligations related to its tender option bond transactions.  This amount is representative of the average amount outstanding during the period from March of 2021 to fiscal year end, the period during which the Fund engaged in such transactions.

H. Distributions to Shareholders – For Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date. If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

I. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2018-2020) as of June 30, 2021 or are expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

K. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

L. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

M. New Accounting Pronouncements – In March 2020 the FASB issued ASU 2020-04 Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of this ASU is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021. At the end of 2021, participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes to the UK Financial Conduct Authority. This ASU allows companies to account for modifications as a continuance of the existing contract without additional analysis when certain conditions are met. Management is currently assessing the impact of this ASU on the Funds.

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Notes to Financial Statements
June 30, 2021

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity	First $150 million	0.50%
Sustainable Growth	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Maryland Bond	0.30%
Mid-Cap Growth	0.65%	Tax-Exempt Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Sustainable Bond	0.30%
Small-Cap Fundamental Value	0.85%	Mortgage Securities Fund	0.30%
Global Leaders[1]	0.65%	WMC Strategic European Equity[2]	0.90%
Intermediate Income	0.30%	Emerging Markets Select[2,3]	0.90%
Total Return	0.30%	Beutel Goodman Large-Cap Value[4]	0.45%
Sustainable Bond	0.30%

[1]	Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and makes investment decisions on its behalf. BAL is compensated for its services by the Adviser.
[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows*:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Sustainable Growth and Mid-Cap Growth	0.82%	0.97%	1.22%
Equity Income	0.76%	0.91%	1.16%
Small-Cap Growth	1.04%	1.19%	1.44%
Small-Cap Fundamental Value	1.03%	1.18%	1.43%
Global Leaders	0.87%	1.02%	1.27%
Intermediate Income	0.48%	0.53%	0.78%
Total Return and Sustainable Bond	0.53%	0.58%	0.83%
Maryland Bond and Mortgage Securities	0.55%	0.60%	0.85%
Tax-Exempt Bond and Tax-Exempt Sustainable Bond	0.62%	0.67%	0.92%
WMC Strategic European Equity	1.11%	1.26%	1.51%
Emerging Markets Select	1.17%	1.32%	1.57%
Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%

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Notes to Financial Statements
June 30, 2021

*	Prior to the Board approved changes effective November 1, 2020, the expense limitation rate schedule for the Funds were as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Equity Income and Sustainable Growth	1.00%	1.15%	1.35%
Mid-Cap Growth and Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%
Small-Cap Growth and Small-Cap Fundamental Value	1.25%	1.40%	1.60%
Global Leaders	0.75%	0.90%	1.15%
Intermediate Income, Total Return, Sustainable Bond,
Maryland Bond, Tax-Exempt Bond and Mortgage Securities	0.55%	0.60%	0.80%
Tax-Exempt Sustainable Bond	0.52%	0.57%	0.82%
WMC Strategic European Equity and Emerging Markets Select	1.60%	1.75%	2.00%

During the year ended June 30, 2021, the Adviser waived $20,506 in expenses for Equity Income Fund, $53,751 in expenses for Mid-Cap Growth Fund and $84,839 in expenses for Global Leaders Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2022	2023	2024	Total
Equity Income Fund	$—	$—	$20,506	$20,506
Mid-Cap Growth Fund	103,738	125,645	53,751	283,134
Global Leaders Fund	231,484	260,299	84,839	576,622

Distribution – ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for shares of the Funds and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution fees – Advisor Shares”.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund, Tax-Exempt Sustainable Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service fees – Investor Shares” and “Service fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund – The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of June 30, 2021, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total value of $20,785,301, or 12.1% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (the “Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in

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Notes to Financial Statements
June 30, 2021

Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the year ended June 30, 2021, the Intermediate Income Fund waived $61,405 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the year ended June 30, 2021:

			Net	Change In
Beginning			Realized	Unrealized	Ending			Shares
Market Value			Gains	Appreciation	Market Value	Dividend	Capital Gain	Owned at
6/30/2020	Purchases	Sales	(Losses)	(Depreciation)	06/30/2021	Income	Distributions	06/30/2021
$17,632,866	$4,550,000	$(1,590,000)	$5,442	$186,993	$20,785,301	$116,329	$—	1,968,305

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the year ended June 30, 2021, Intermediate Income Fund engaged in securities purchases of $1,338,977; Total Return Fund engaged in securities purchases of $9,086,920; Sustainable Bond Fund engaged in securities purchases of $1,973,794; Mortgage Securities Fund engaged in securities purchases of $4,537,060; WMC Strategic European Equity Fund engaged in securities purchases of $565,051 and sales of $238,370 with a realized gain of $92,213; and Emerging Markets Select Fund engaged in securities sales of $681,630 with a net realized gain of $79,524. These transactions are included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, for the year ended June 30, 2021 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$766,143,216	$1,035,820,282	Total Return	$644,282,016	$593,035,802
Flexible Equity	74,646,910	96,018,787	Sustainable Bond	234,130,222	167,740,726
Equity Income	15,680,100	26,997,670	Maryland Bond	40,288,936	30,546,069
Sustainable Growth	2,198,465,505	1,001,642,678	Tax-Exempt Bond	617,716,641	531,425,859
Mid-Cap Growth	80,904,762	77,519,592	Tax-Exempt Sustainable Bond	146,771,016	116,888,998
Small-Cap Growth	895,625,004	652,772,975	Mortgage Securities	475,678,999	435,728,037
Small-Cap Fundamental Value	460,229,186	404,691,842	WMC Strategic European Equity	221,692,253	180,168,323
Global Leaders	415,249,021	131,889,013	Emerging Markets Select	371,966,178	232,048,243
Intermediate Income	101,754,584	81,302,974	Beutel Goodman Large-Cap Value	756,340,650	308,478,214

Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes. The Funds listed below purchased and sold U.S. Government securities for the year ended June 30, 2021 as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Intermediate Income	$23,219,108	$7,525,216	Sustainable Bond	$49,755,848	$36,806,590
Total Return	105,874,044	79,533,806	Mortgage Securities	23,078,321	34,112,305

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Notes to Financial Statements
June 30, 2021

Note 5. Federal Income Tax and Distribution Information

At June 30, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,630,925,353	$282,026,029	$45,908,604	$3,467,254,960	$134,585,735	$1,659,273,074
Unrealized appreciation	1,904,029,519	429,755,845	43,230,703	2,197,387,916	59,819,689	931,533,337
Unrealized depreciation	(7,155,027)	(2,697,001)	(165,053)	(21,575,626)	(2,085,546)	(26,513,992)
Net unrealized app (dep)	1,896,874,492	427,058,844	43,065,650	2,175,812,290	57,734,143	905,019,345
Undistributed income	1,757,252	4,843,791	400,307	9,884,827	7,125,510	12,395,676
Undistributed capital gains	284,981,194	14,722,064	6,927,266	82,719,035	5,947,525	162,591,874
Total undistributed earnings	286,738,446	19,565,855	7,327,573	92,603,862	13,073,035	174,987,550
Other accumulated gains (losses)	—	—	—	—	—	—
Total distributable earnings (losses)	$2,183,612,938	$446,624,699	$50,393,223	$2,268,416,152	$70,807,178	$1,080,006,895

	Small-Cap	Global	Intermediate	Total	Sustainable	Maryland
	Fundamental	Leaders	Income	Return	Bond	Bond
	Value Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$831,274,690	$867,568,788	$167,795,088	$473,013,295	$239,443,690	$177,198,860
Unrealized appreciation	441,948,995	387,786,309	3,511,634	13,174,798	5,876,186	7,578,861
Unrealized depreciation	(31,229,807)	(11,959,345)	(768,194)	(1,714,075)	(593,371)	(464,405)
Net unrealized app (dep)	410,719,188	375,826,964	2,743,440	11,460,723	5,282,815	7,114,456
Undistributed income	1,950,053	7,101,627	311,596	3,648,653	584,641	259,982^
Undistributed capital gains	—	—	1,253,851	—	817,819	—
Total undistributed earnings	1,950,053	7,101,627	1,565,447	3,648,653	1,402,460	259,982^
Other accumulated gains (losses)	(29,883,831)	8,558	(106,176)	(360,927)	(189,323)	(2,046,363)
Total distributable earnings (losses)	$382,785,410	$382,937,149	$4,202,711	$14,748,449	$6,495,952	$5,328,075

	Tax-Exempt	Tax-Exempt	Mortgage	WMC Strategic	Emerging	Beutel Goodman
	Bond	Sustainable	Securities	European	Markets	Large-Cap
	Fund	Bond	Fund	Equity Fund	Select Fund	Value Fund
Cost of investments	$1,166,081,943	$175,884,081	$343,048,056	$387,567,139	$433,416,969	$972,160,001
Unrealized appreciation	51,412,700	3,954,244	14,045,332	98,138,834	124,572,937	199,724,263
Unrealized depreciation	(5,066,294)	(400,817)	(3,184,096)	(30,053,179)	(22,812,113)	(20,756,139)
Net unrealized app (dep)	46,346,406	3,553,427	10,861,236	68,085,655	101,760,824	178,968,124
Undistributed income	1,963,701 ^	1,205,418 ^	282,496	8,421,667	1,096,629	38,937,544
Undistributed capital gains	548,920	757,043	—	21,701,630	—	18,252,560
Total undistributed earnings	2,512,621 ^	1,962,461 ^	282,496	30,123,297	1,096,629	57,190,104
Other accumulated gains (losses)	(1,963,701)	(172,569)	(3,138,976)	122,218	(19,020,135)	—
Total distributable earnings (losses)	$46,895,326	$5,343,319	$8,004,756	$98,331,170	$83,837,318	$236,158,228

^  Represents income that is exempt from federal income taxes.

The differences between tax basis and book basis amounts are primarily due to wash sales, post-October losses, post-December ordinary losses, timing differences related to the amortization of premium on certain fixed income securities, and distributions payable.

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Notes to Financial Statements
June 30, 2021

At June 30, 2021, the following capital loss carryforwards and tax deferrals were available and outstanding, respectively:

	Capital Loss Carryforwards			Tax Deferrals
				Post-October	Post-December
Fund	Short-Term	Long-Term	Total	Capital Losses	Ordinary Losses
Growth Equity	$—	$—	$—	$—	$—
Flexible Equity	—	—	—	—	—
Equity Income	—	—	—	—	—
Sustainable Growth	—	—	—	—	—
Mid-Cap Growth	—	—	—	—	—
Small-Cap Growth	—	—	—	—	—
Small-Cap Fundamental Value	(3,579,412)	(26,304,419)	(29,883,831)	—	—
Global Leaders	—	—	—	—	—
Intermediate Income	—	—	—	—	—
Total Return	—	—	—	—	—
Sustainable Bond	—	—	—	—	—
Maryland Bond	—	(1,786,381)	(1,786,381)	—	—
Tax-Exempt Bond	—	—	—	—	—
Tax-Exempt Sustainable Bond	—	—	—	—	—
Mortgage Securities	(2,886,051)	—	(2,886,051)	—	—
WMC Strategic European Equity	—	—	—	—	—
Emerging Markets Select	(11,198,699)	(7,837,188)	(19,035,887)	—	—
Beutel Goodman Large-Cap Value	—	—	—	—	—

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain^
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
Fund	2021	2020	2021	2020	2021	2020
Growth Equity	$—	$—	$19,356,054	$4,888,278	$132,029,478	$115,962,258
Flexible Equity	—	—	3,717,208	2,585,878	14,653,627	21,095,915
Equity Income	—	—	1,331,032	1,352,123	4,119,001	6,766,399
Sustainable Growth	—	—	—	—	—	14,026,862
Mid-Cap Growth	—	—	—	105,406	—	45,005
Small-Cap Growth	—	—	—	3,942,913	17,876,780	24,659,111
Small-Cap Fundamental Value	—	—	5,121,628	4,501,408	—	43,206,208
Global Leaders	—	—	1,300,616	1,172,408	—	—
Intermediate Income	—	—	2,059,884	3,254,692	—	—
Total Return	—	—	8,705,386	12,593,609	5,778,192	3,141,637
Sustainable Bond	—	—	4,235,965	4,662,725	2,534,278	695,464
Maryland Bond	4,239,317	4,788,290	4,387	37,776	—	—
Tax-Exempt Bond	29,962,749	30,262,146	9,644	784,899	—	—
Tax-Exempt Sustainable Bond	2,440,169	702,671	119,130	34,831	—	—
Mortgage Securities	—	—	1,621,166	4,190,803	—	—
WMC Strategic European Equity	—	—	2,149,303	5,422,293	19,961,149	20,333,988
Emerging Markets Select	—	—	2,160,276	4,173,029	—	—
Beutel Goodman Large-Cap Value	—	—	22,311,318	6,225,197	—	1,432,531

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains to zero as of the date of this report.

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Notes to Financial Statements
June 30, 2021

U.S GAAP requires that certain components of net assets (presented on the Statements of Assets and Liabilities) be reclassified for permanent differences between financial reporting and tax reporting. These reclassifications are primarily the result of net operating losses, investments in real estate investment trusts, foreign currency transactions, distribution reclassifications, and income adjustments to asset-backed security transactions. These reclassifications have no impact on the net assets of the Funds or the Funds’ NAV’s. For the year ended June 30, 2021, the following reclassifications were made:

	Paid-in	Distributable		Paid-in	Distributable
Fund	Capital	Earnings (Loss)	Fund	Capital	Earnings (Loss)
Growth Equity	$28,922,013	$(28,922,013)	Total Return	$831,231	$(831,231)
Flexible Equity	1,245,261	(1,245,261)	Sustainable Bond	264,786	(264,786)
Equity Income	528,505	(528,505)	Maryland Bond	—	—
Sustainable Growth	7,468,818	(7,468,818)	Tax-Exempt Bond	18,449	(18,449)
Mid-Cap Growth	844,876	(844,876)	Tax-Exempt Sustainable Bond	214,649	(214,649)
Small-Cap Growth	10,161,268	(10,161,268)	Mortgage Securities	—	—
Small-Cap Fundamental Value	5,835,178	(5,835,178)	WMC Strategic European Equity	3,004,566	(3,004,566)
Global Leaders	76,010	(76,010)	Emerging Markets Select	—	—
Intermediate Income	300,148	(300,148)	Beutel Goodman Large-Cap Value	1,934,265	(1,934,265)

Note 6. Futures Contracts

The Total Return Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the year ended June 30, 2021. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and / or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the value of the futures contracts, the Funds may send or receive collateral to or from the broker. Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities pledged as collateral, if there are any, are included on the Statements of Assets and Liabilities as part of “Total investments, at value”. These securities are also tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

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Notes to Financial Statements
June 30, 2021

During the year ended June 30, 2021, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Total Return	Interest Rate	$84,318,749	$(65,549,971)
Sustainable Bond	Interest Rate	45,598,171	(34,987,318)
Mortgage Securities	Interest Rate	568,924	(24,259,893)

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk. Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of June 30, 2021, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of June 30, 2021 was 3.25% (prime rate). None of the Funds utilized the line of credit during the year ended June 30, 2021.

Note 8. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has significantly disrupted economic markets. The ultimate short-term and long-term impact on economies, markets, industries, and individual issuers in which the Funds invest is unknown. The financial performance of the issuers of securities in which the Funds invest depends on future developments including the duration and spread of the outbreak. This uncertainty may adversely affect the value and liquidity of the Funds’ investments.

Note 9. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to June 30, 2021 that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Brown Advisory Funds
Baltimore, MD

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Mid-Cap Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund, and Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Funds”), each a series of Brown Advisory Funds (the “Trust”), including the schedules of investments, as of June 30, 2021, the related statements of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds
constituting
Brown Advisory	Statement of	Statements of
Funds	Operations	Changes in Net Assets	Financial Highlights
Brown Advisory Growth	For the year ended	For each of the two years	For each of the five years in the period
Equity Fund, Brown Advisory	June 30, 2021	in the period ended	ended June 30, 2021
Flexible Equity Fund, Brown		June 30, 2021
Advisory Equity Income Fund,
Brown Advisory Sustainable
Growth Fund, Brown Advisory
Small-Cap Growth Fund,
Brown Advisory Small-Cap
Fundamental Value Fund,
Brown Advisory Global
Leaders Fund, Brown Advisory
Intermediate Income Fund,
Brown Advisory Total Return
Fund, Brown Advisory
Maryland Bond Fund, Brown
Advisory Tax-Exempt Bond
Fund, Brown Advisory
Mortgage Securities Fund,
Brown Advisory – WMC
Strategic European Equity
Fund, Brown Advisory
Emerging Markets Select Fund

Brown Advisory	For the year ended	For each of the two years	For each of the three years in the period
Mid-Cap	June 30, 2021	in the period ended	ended June 30, 2021 and the period from
Growth Fund		June 30, 2021	October 2, 2017 (commencement of
operations) through June 30, 2018

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Report of Independent Registered Public Accounting Firm

Individual Funds
constituting
Brown Advisory	Statement of	Statements of
Funds	Operations	Changes in Net Assets	Financial Highlights
Brown Advisory	For the year ended	For each of the two years	For each of the three years in the period
Sustainable	June 30, 2021	in the period ended	ended June 30, 2021 and the period from
Bond Fund		June 30, 2021	August 7, 2017 (commencement of
operations) through June 30, 2018

Brown Advisory	For the year ended	For the year ended	For the year ended June 30, 2021 and the
Tax-Exempt	June 30, 2021	June 30, 2021 and for	period from December 2, 2019
Sustainable Bond		the period from	(commencement of operations) through
Fund		December 2, 2019	June 30, 2020
(commencement of
operations) through
June 30, 2020

Brown Advisory –	For the year ended	For each of the two years	For each of the three years in the period
Beutel Goodman	June 30, 2021	in the period ended	ended June 30, 2021 and the period from
Large-Cap		June 30, 2021	February 13, 2018 (commencement of
Value Fund			operations) through June 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2008.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 26, 2021

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Expense Example For the Six Months Ended June 30, 2021 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (January 1, 2021 – June 30, 2021).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	January 1, 2021	June 30, 2021	the Period*	June 30, 2021	the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,125.90	$3.48	$1,021.52	$3.31	0.66%
Investor Shares	$1,000.00	$1,125.40	$4.27	$1,020.78	$4.06	0.81%
Advisor Shares	$1,000.00	$1,123.60	$5.58	$1,019.54	$5.31	1.06%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,181.80	$2.87	$1,022.17	$2.66	0.53%
Investor Shares	$1,000.00	$1,181.20	$3.68	$1,021.42	$3.41	0.68%
Advisor Shares	$1,000.00	$1,179.50	$5.03	$1,020.18	$4.66	0.93%

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Expense Example For the Six Months Ended June 30, 2021 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	January 1, 2021	June 30, 2021	the Period*	June 30, 2021	the Period*	Ratio*
Equity Income Fund
Institutional Shares	$1,000.00	$1,134.30	$4.02	$1,021.03	$3.81	0.76%
Investor Shares	$1,000.00	$1,132.70	$4.81	$1,020.28	$4.56	0.91%
Advisor Shares	$1,000.00	$1,131.50	$6.13	$1,019.04	$5.81	1.16%

Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,136.40	$3.39	$1,021.62	$3.21	0.64%
Investor Shares	$1,000.00	$1,135.80	$4.18	$1,020.88	$3.96	0.79%
Advisor Shares	$1,000.00	$1,134.40	$5.50	$1,019.64	$5.21	1.04%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$1,083.70	$4.03	$1,020.93	$3.91	0.78%
Investor Shares	$1,000.00	$1,083.50	$4.80	$1,020.18	$4.66	0.93%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,088.60	$4.92	$1,020.08	$4.76	0.95%
Investor Shares	$1,000.00	$1,087.60	$5.69	$1,019.34	$5.51	1.10%
Advisor Shares	$1,000.00	$1,086.50	$6.98	$1,018.10	$6.76	1.35%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,235.90	$5.27	$1,020.08	$4.76	0.95%
Investor Shares	$1,000.00	$1,234.90	$6.10	$1,019.34	$5.51	1.10%
Advisor Shares	$1,000.00	$1,233.40	$7.48	$1,018.10	$6.76	1.35%

Global Leaders Fund
Institutional Shares	$1,000.00	$1,108.90	$3.97	$1,021.03	$3.81	0.76%
Investor Shares	$1,000.00	$1,108.20	$4.76	$1,020.28	$4.56	0.91%

Intermediate Income Fund
Investor Shares	$1,000.00	$ 994.50	$2.27	$1,022.51	$2.31	0.46%
Advisor Shares	$1,000.00	$ 992.20	$3.51	$1,021.27	$3.56	0.71%

Total Return Fund
Institutional Shares	$1,000.00	$ 992.60	$2.08	$1,022.71	$2.11	0.42%
Investor Shares	$1,000.00	$ 992.40	$2.32	$1,022.46	$2.36	0.47%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$ 994.70	$2.23	$1,022.56	$2.26	0.45%
Investor Shares	$1,000.00	$ 994.40	$2.47	$1,022.32	$2.51	0.50%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,013.40	$2.35	$1,022.46	$2.36	0.47%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$1,025.40	$2.01	$1,022.81	$2.01	0.40%
Investor Shares	$1,000.00	$1,024.10	$2.26	$1,022.56	$2.26	0.45%

Tax-Exempt Sustainable Bond Fund
Investor Shares	$1,000.00	$1,018.70	$2.40	$1,022.41	$2.41	0.48%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,002.70	$2.28	$1,022.51	$2.31	0.46%
Investor Shares	$1,000.00	$1,002.50	$2.53	$1,022.27	$2.56	0.51%

WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,109.40	$5.39	$1,019.69	$5.16	1.03%
Investor Shares	$1,000.00	$1,108.00	$6.17	$1,018.94	$5.91	1.18%
Advisor Shares	$1,000.00	$1,106.50	$7.47	$1,017.70	$7.15	1.43%

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Expense Example For the Six Months Ended June 30, 2021 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	January 1, 2021	June 30, 2021	the Period*	June 30, 2021	the Period*	Ratio*
Emerging Markets Select Fund
Institutional Shares	$1,000.00	$1,072.50	$5.70	$1,019.29	$5.56	1.11%
Investor Shares	$1,000.00	$1,072.60	$6.48	$1,018.55	$6.31	1.26%
Advisor Shares	$1,000.00	$1,070.50	$7.75	$1,017.31	$7.55	1.51%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$1,158.40	$2.94	$1,022.07	$2.76	0.55%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 of the Investment Company Act of 1940 (the “Liquidity Rule”), Brown Advisory Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each investment series of the Trust (each a “Fund” and collectively, the “Funds”) which seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined in Rule 22e-4 as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interest in the fund.  The Program includes policies and procedures reasonably designed to comply with the requirements of the Liquidity Rule, including: (i) assess and manage each Fund’s Liquidity Risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable and (iv) compliance with the Liquidity Rule’s 15% limit on holdings of illiquid investments.

The Board of Trustees (the “Board”) of the Funds has designated Brown Advisory LLC (the “Adviser”), investment adviser to the Trust, to administer the Program.  The Adviser has delegated the day-to-day management of the Program to its Investment Risk Management Committee (the “Committee”) which consists of representatives from various departments at the Adviser, including portfolio management, due diligence, trading and legal and compliance.  Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data.

At the meeting of the Board on May 11, 2021, the Adviser provided a written report to the Board addressing the operations and effectiveness of the Program for the period from January 1, 2020 through March 31, 2021 (the “Reporting Period”) and specific liquidity events arising during the Reporting Period, including the impact on Fund liquidity caused by certain extended non-U.S. market closures.  During the Reporting Period, each of the Funds qualified as a fund that primarily holds assets that are highly liquid investments and, therefore, no Fund was required to establish an HLIM.  The report concluded that the Program was adequately implemented and is operating effectively to assess and manage each Fund’s Liquidity Risk and it was further reported that the Program continues to be reasonably designed to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to Liquidity Risk and other risks to which it may be subject.

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Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds.  The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the table below.

Additional information about the Trustees of the Trust can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling Brown Advisory Funds toll free at 1-800-540-6807 or by accessing our website at www.brownadvisory.com/mf/how-to-invest.

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Independent Trustees of the Trust(1)
Henry H. Hopkins	Trustee	Indefinite Term;	Retired; Formerly, Vice President and Chief	18	None.
Age: 78		Since 2012	Legal Counsel, T. Rowe Price Associates, Inc.
c/o Brown Advisory LLC	Lead	Indefinite Term;	(investment management firm) (1998 to 2008).
901 South Bond Street	Independent	Since 2015
Suite 400	Trustee
Baltimore, MD 21231
Kyle Prechtl Legg	Trustee	Indefinite Term;	Retired; Formerly President and Chief Executive	18	Director, SunTrust
Age: 69		Since 2012	Officer, Legg Mason Capital Management, LLC		Banks, Inc. (bank
c/o Brown Advisory LLC			(investment management firm) (2006 to 2009).		holding company)
901 South Bond Street					(2011 to 2018);
Suite 400					Director, BrightSphere
Baltimore, MD 21231					Investment Group
plc (asset management
holding company)
(2014 to 2018).
Thomas F. O’Neil III	Trustee	Indefinite Term;	Governance and Compliance Adviser	18	None.
Age: 64		Since 2012	(healthcare, financial services and retail
c/o Brown Advisory LLC			businesses). Formerly, Global Chief Compliance
901 South Bond Street			Officer, Cigna Corporation (health services
Suite 400			company) (2016 to 2020). Formerly, President,
Baltimore, MD 21231			The Saranac Group LLC (strategic consulting
firm) (2010 to 2016).
Neal F. Triplett, CFA	Trustee	Indefinite Term;	President, DUMAC, Inc. (university endowment	18	None.
Age: 50		Since 2012	investment organization) (since 1999).
c/o Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231
Interested Trustees and Officers of the Trust
Michael D. Hankin(3)	Trustee	Indefinite Term	President and Chief Executive Officer, Brown	18	Stanley Black &
Age: 63		Since 2012	Advisory Incorporated and affiliates (investment		Decker, Inc. (industrial
c/o Brown Advisory			management firm) (since 1993).		tools and hardware)
Incorporated					(since 2016).
901 South Bond Street
Suite 400
Baltimore, MD 21231

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Trustees and Executive Officers

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Interested Trustees and Officers of the Trust
Joseph R. Hardiman(3)	Chairman	Indefinite Term;	Business Consultant (financial services industry	18	None.
Age: 84	and Trustee	Since 2012	consulting) (since 1997); Formerly; Director of
c/o Brown Advisory LLC			Brown Advisory Incorporated (investment
901 South Bond Street			management firm) (2001 to 2012).
Suite 400
Baltimore, MD 21231
Paul J. Chew	President/	Indefinite Term;	Chief Investment Officer, Brown Advisory	Not	Not
Age: 55	Principal	Since October 2018	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory	Executive		management firm) (since 1995).
Incorporated	Officer
901 South Bond Street
Suite 400	Senior Vice	2016 to
Baltimore, MD 21231	President	October 2018
Carey E. Taylor	Vice	Indefinite Term;	Chief Operating Officer of	Not	Not
Age: 33	President	Since 2015	Institutional Investing, Brown Advisory	Applicable.	Applicable.
c/o Brown Advisory			Incorporated and affiliates (investment
Incorporated			management firm) (since 2018); Formerly,
901 South Bond Street			Product Manager, Brown Advisory
Suite 400			Incorporated and affiliates (investment
Baltimore, MD 21231			management firm) (2013 to 2018).
Jason T. Meix	Treasurer/	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
Age: 42	Principal	Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC	Financial		(since 2008).
901 South Bond Street	Officer
Suite 400
Baltimore, MD 21231
Edward L. Paz	Secretary	Indefinite Term;	Vice President and Counsel, U.S. Bancorp Fund	Not	Not
Age: 50		Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC			(since 2007).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Brett D. Rogers	Chief	Indefinite Term;	General Counsel and Chief Compliance	Not	Not
Age: 45	Compliance	Since 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Officer		affiliates (investment management firm)
Incorporated			(since 2009).
901 South Bond Street	Anti-Money	Indefinite Term:
Suite 400	Laundering	Since 2012
Baltimore, MD 21231	Officer
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)
The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

(3)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated and his ownership interest in Brown Advisory Incorporated.

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Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal Income Tax purposes, distributions from short-term capital gains are classified as ordinary income.  The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below:

	Income Distributions
Fund	Exempt from Federal Tax	QDI	DRD	QII	QSTCG
Growth Equity	0.00%	66.25%	61.25%	0.05%	100.00%
Flexible Equity	0.00%	79.85%	74.33%	1.53%	58.54%
Equity Income	0.00%	100.00%	92.38%	0.04%	7.85%
Sustainable Growth	0.00%	0.00%	0.00%	0.00%	0.00%
Mid-Cap Growth	0.00%	0.00%	0.00%	0.00%	0.00%
Small-Cap Growth	0.00%	0.00%	0.00%	0.00%	0.00%
Small-Cap Fundamental Value	0.00%	100.00%	100.00%	2.01%	0.00%
Global Leaders	0.00%	100.00%	100.00%	4.86%	0.00%
Intermediate Income	0.00%	0.02%	0.02%	100.00%	4.10%
Total Return	0.00%	0.00%	0.00%	87.89%	28.09%
Sustainable Bond	0.00%	0.00%	0.00%	92.03%	26.90%
Maryland Bond	99.90%	0.00%	0.00%	100.00%	0.00%
Tax-Exempt Bond	99.97%	0.00%	0.00%	100.00%	0.00%
Tax-Exempt Sustainable Bond	95.35%	0.00%	0.00%	100.00%	4.58%
Mortgage Securities	0.00%	0.00%	0.02%	88.01%	0.00%
WMC Strategic European Equity	0.00%	76.31%	0.00%	0.02%	57.19%
Emerging Markets Select	0.00%	100.00%	2.30%	0.64%	0.00%
Beutel Goodman Large-Cap Value	0.00%	90.69%	88.65%	0.00%	0.00%

The Funds, as applicable, intend to elect to pass through to shareholders the credit for taxes paid to foreign countries.  Such credits for taxes paid to foreign countries will be included in shareholders' Form 1099-DIV.

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BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Tax-Exempt Sustainable Bond Fund	—	—	BITEX	115233348	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	BIAVX	115233314	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-ANNUAL

Item 1. Reports to Stockholders (Continued).

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert.  The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2021	FYE 6/30/2020
(a) Audit Fees	$316,550	$330,850
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$50,400	$53,200
(d) All Other Fees	N/A	N/A

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(2) The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                       Brown Advisory Funds

By (Signature and Title)*                   /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     September 2, 2021

By (Signature and Title)*                   /s/ Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date     September 2, 2021

* Print the name and title of each signing officer under his or her signature.